THIRD AMENDMENT AND MODIFICATION TO LOAN AGREEMENT




          THIS THIRD AMENDMENT AND MODIFICATION TO LOAN AGREEMENT (the "Amendment") is made as of the 27th day of February, 1997, by and among LIBERTY TECHNOLOGIES, INC. ("LTI"), LTH DELAWARE, INC. ("LTH"), LIBERTY TECHNICAL SERVICES, INC. (formerly known as "Industrial NDT Company, Inc.") ("NDT"), BETA MONITORS INTERNATIONAL, INC. ("BMI"), LIBERTY INTERNATIONAL INC. ("LII"), and LIBERTY IMAGING SYSTEMS, INC. ("LIS") (collectively "Borrowers" and individually a "Borrower") and FIRST UNION NATIONAL BANK ("Bank").

                                   BACKGROUND

          A. By a Loan Agreement dated December 2, 1993, as amended by Amendment and Modification to Loan Agreement dated December 30, 1995 and Second Amendment and Modification to Loan Agreement (the "Second Amendment") dated October 11, 1996 (collectively, the "Loan Agreement"), by and among Bank and Borrowers, Bank agreed, inter alia, to extend to Borrowers a revolving credit facility in the principal amount of up to Five Million Dollars ($5,000,000.00) (the "Revolving Credit"), with a temporary increase in the amount of Two Million Five Hundred Thousand Dollars ($2,500,000.00) available through March 1, 1997 (the "Increase").

          B. Borrowers have requested that Bank (i) extend the expiration date of the Increase through May 1, 1997, and (ii) waive Borrowers' failure to comply with certain financial covenants contained in the Loan Agreement for the period ending December 31, 1996 and through April 30, 1997, which Bank is willing to do on the terms set forth herein.

          NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

          1. CAPITALIZED TERMS. Capitalized terms not otherwise defined herein will have the meanings set forth therefor in the Loan Agreement.

          2. EXTENSION OF EXPIRATION DATE. Each reference to "March 1, 1997" contained in Section 1.1(a) of the Loan Agreement is hereby deleted and replaced with "May 1, 1997".

          3. USAGE FEE. Borrowers and Bank hereby confirm that the usage fee described in Section 3.5 of the Loan Agreement shall, until the Increase expires on May 1, 1997, be calculated on the difference between Seven Million Five Hundred Thousand Dollars ($7,500,000.00) minus the average outstanding principal balance of all cash advances and outstanding standby letters of credit under the Revolving Credit for the applicable quarter.

         4. WAIVER. Bank hereby waives Borrowers' failure to comply with the provisions of Sections 6.1, 6.2, 6.3 and 6.7 of the Loan Agreement for the period ended December 31, 1996 and for any period thereafter through and including April 30, 1997. Such waiver applies solely to the Sections and to the time periods referenced above and does not constitute a release or waiver of

(i) any other Event of Default that may exist under the Loan Agreement, (ii) Borrowers' obligation to comply with any other term, condition or covenant applicable to Borrowers under the Loan Agreement, or (iii) Borrowers' obligation to comply with the terms of the foregoing Sections for any period after April 30, 1997. Nothing contained herein constitutes an agreement or commitment of Bank to provide any other waiver to Borrowers.

          5. SECURITY INTERESTS. Each Borrower hereby covenants and agrees to grant to Bank, as security for repayment of all sums advanced and outstanding under the Revolving Credit and all other Bank Indebtedness, a valid and perfected security interest in and to all present and future inventory, accounts and receivables of such Borrower, and in and to all proceeds thereof (collectively, the "Collateral"), which security interests shall be evidenced by a Security Agreement executed by each Borrower in favor of Bank (collectively, the "Security Agreements") and by such UCC-1 financing statements as Bank shall require, which Security Agreement, financing statements and other documents required to be executed or delivered under the terms hereof or of the Security Agreements shall (a) be in form and content approved by Bank, and (b) constitute "Loan Documents" under the terms of the Loan Agreement.

          6. ADDITIONAL DOCUMENTS; FURTHER ASSURANCES. Each Borrower covenants and agrees to execute and deliver to Bank, or to cause to be executed and delivered to Bank, contemporaneously herewith, at the sole cost and expense of Borrowers, an allonge to the Increase Note, the Security Agreements, UCC-1 financing statements and any and all other documents, agreements, including, without limitation, landlord and warehousemen releases and waivers, statements, resolutions, evidence of insurance, searches, certificates, consents and information as Bank may require in connection with the matters or actions described herein. Each Borrower further covenants and agrees to execute and deliver to Bank or to cause to be executed and delivered at the sole cost and expense of Borrowers, from time to time, any and all other documents, agreements, statements, certificates and information as Bank shall reasonably request to evidence or effect the terms hereof, the Loan Agreement, as amended, or any of the other Loan Documents, or to protect or enforce Bank's interest in the Collateral.

          7. FURTHER AGREEMENTS AND REPRESENTATIONS. Each Borrower does hereby:

               (a) ratify, confirm and acknowledge that the Loan Agreement, as amended, and the other Loan Documents continue to be and are valid, binding and in full force and effect;

               (b) covenant and agree to perform all obligations of Borrowers contained herein, under the Increase Note, as amended, the original Revolving Credit Note, and under the Loan Agreement, as amended, and the other Loan Documents;

               (c) acknowledge and agree that such Borrower has no defense, set-off, counterclaim or challenge against the payment of any sums owing under Loan Documents, the enforcement of any of the terms of the Loan Agreement, as amended, or the other Loan Documents;

               (d) acknowledge and agree that except as previously disclosed to and consented to by Bank in writing, all representations and warranties of Borrowers contained in the Loan

Agreement and/or the other Loan Documents are true, accurate and correct on and as of the date hereof as if made on and as of the date hereof;

               (e) represent and warrant that, upon execution of this Amendment, no Event of Default (as defined in the Loan Agreement or any of the other Loan Documents) or event which with the giving of notice or passage of time or both would constitute such an Event of Default exists and all information described in the foregoing Background is true, accurate and complete;

               (f) acknowledge and agree that nothing contained herein and no actions taken pursuant to the terms hereof is intended to constitute a novation of the Loan Agreement or any of the other Loan Documents, and, except for the waiver provided in Paragraph 4 hereof, does not constitute a release, termination or waiver of any of the rights or remedies granted to the Bank therein, which rights and remedies are hereby ratified, confirmed, extended and continued as security for the obligations of Borrowers to Bank under the Loan Agreement and the other Loan Documents, including, without limitation, this Amendment; and

               (g) acknowledge and agree that a Borrower's failure to comply with or perform any of its covenants, agreements or obligations contained in this Amendment, the Increase Note, as amended, any of the Security Agreements or under any other agreement or instrument executed in connection herewith, shall constitute an Event of Default under the Loan Agreement and each of the Loan Documents.

          8. Remaining Fee. Contemporaneously with the execution hereof, Borrowers shall pay to Bank the $5,000.00 fee remaining to be paid under the Second Amendment.

          9. COSTS AND EXPENSES. Upon execution of this Amendment, Borrowers shall, expressly in addition to the fee described in Paragraph 8 above, pay to Bank all costs and expenses incurred by Bank in connection with the review, preparation and negotiation of this Amendment and all documents in connection therewith, including, without limitation, all of Bank's attorneys' fees and costs, search costs and filing fees.

         10. INCONSISTENCIES. To the extent of any inconsistency between the terms, conditions and provisions of this Amendment and the terms, conditions and provisions of the Loan Agreement or the other Loan Documents, the terms, conditions and provisions of this Amendment shall prevail. All terms, conditions and provisions of the Loan Agreement and the other Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by Borrowers.

          11. CONSTRUCTION. All references to the Loan Agreement therein or in any other Loan Documents shall be deemed to be a reference to the Loan Agreement as amended hereby.

          12. NO WAIVER. Except as expressly provided in Paragraph 4 above, nothing contained herein and no actions taken pursuant to the terms hereof are intended to nor shall they constitute a waiver by the Bank of any rights or remedies available to Bank at law or in equity or as provided in the Loan Agreement or the other Loan Documents. Nothing contained herein constitutes an agreement or obligation by Bank to grant any further amendments to any of the Loan Documents.

          13. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          14. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

          15. HEADINGS. The headings of the sections of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                             LIBERTY TECHNOLOGIES, INC.

                             By: /s/ Daniel G. Clare
                                 ---------------------------------------------
                             Daniel G. Clare, Vice President and Secretary


                             LTH DELAWARE, INC.

                             By: /s/ Daniel G. Clare
                                 ---------------------------------------------
                             Daniel G. Clare, Vice President and Secretary

                             LIBERTY TECHNICAL SERVICES, INC.
                             (formerly known as
                             Industrial NDT Company, Inc.)

                             By: /s/ Daniel G. Clare
                                 ---------------------------------------------
                             Daniel G. Clare, Vice President and Secretary

                  (SIGNATURES CONTINUED ON THE FOLLOWING PAGE)

                 (SIGNATURES CONTINUED FROM THE PRECEDING PAGE)


                             BETA MONITORS INTERNATIONAL, INC.

                             By: /s/ Daniel G. Clare
                                 ---------------------------------------------
                             Daniel G. Clare, Vice President and Secretary


                             LIBERTY INTERNATIONAL INC.

                             By: /s/ Daniel G. Clare
                                 ---------------------------------------------
                             Daniel G. Clare, Vice President and Secretary


                             LIBERTY IMAGING SYSTEMS, INC.

                             By: /s/ Daniel G. Clare
                                 ---------------------------------------------
                             Daniel G. Clare, Vice President and Secretary

                             FIRST UNION NATIONAL BANK


                             By: /s/ Suzanne S. Storm
                                 ---------------------------------------------
                             Suzanne S. Storm, Senior Vice President

ALLONGE TO NOTE DATED OCTOBER 11, 1996 FROM LIBERTY TECHNOLOGIES, INC., LTH DELAWARE, INC., LIBERTY TECHNICAL SERVICES, INC. (formerly known as "INDUSTRIAL NDT COMPANY, INC."), BETA MONITORS INTERNATIONAL, INC., LIBERTY INTERNATIONAL, INC. AND LIBERTY IMAGING SYSTEMS, INC. TO FIRST UNION NATIONAL BANK



          THIS ALLONGE ("Allonge") is made this 27th day of February, 1997 by and between LIBERTY TECHNOLOGIES, INC., LTH DELAWARE, INC., LIBERTY TECHNICAL SERVICES, INC. (formerly known as "Industrial NDT Company, Inc."), BETA MONITORS INTERNATIONAL, INC., LIBERTY INTERNATIONAL, INC., and LIBERTY IMAGING SYSTEMS, INC. (collectively the "Makers"), and FIRST UNION NATIONAL BANK ("Bank").

                                   BACKGROUND

          A. Makers executed and delivered to Bank that certain Note dated October 11, 1996, payable to the order of Bank in the original principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000.00) (the "Note"), which
Note is the "Increase Note" under that certain Loan Agreement dated December 2, 1993 between Bank and Borrowers, as amended (such Loan Agreement, as amended, being referred to herein as the "Loan Agreement").

          B. Pursuant to that certain Third Amendment and Modification to Loan Agreement (the "Amendment") of even date herewith among Bank and Makers, Bank and Borrowers agreed to extend the final maturity date of the Note to May 1, 1997.

          C. Bank and Makers desire to amend the Note to evidence such extension.

          NOW, THEREFORE, in consideration of the mutual benefits inuring to Makers and Bank, and intending to be legally bound hereby, the Note is hereby modified as follows:

          1. Extension. Each reference to "March 1, 1997" contained in the Note is hereby deleted and replaced with "May 1, 1997".

          2. Agreements and Representations of Makers. Each Maker does hereby:

               (a) ratify, confirm and acknowledge that, as amended hereby, the Note and all other documents executed in connection therewith are valid, binding and in full force and effect;

               (b) acknowledge and agree that nothing contained herein and no actions taken pursuant to the terms hereof is intended to constitute a novation of the Note or any of the other documents executed in connection therewith, or of any sums advanced and outstanding thereunder, and does not constitute a release, termination or waiver of any of the liens, security interests, rights or remedies granted to Bank therein, which rights and remedies are hereby ratified, confirmed, extended and continued as security for the Note, as amended;

               (c) acknowledge and agree that this Allonge shall not be construed as a waiver of any of Bank's rights under the Note as heretofore existing or as hereafter modified by this Allonge; and

               (d) authorize and direct that this Allonge be attached to and become a part of the Note.

          3. Construction. Any capitalized terms used in this Allonge not otherwise defined herein shall have the meaning as set forth in the Loan Agreement, as amended.

          4. Single Instrument. Bank and Makers have executed this Allonge under seal on the date first above written.

                             MAKER:

                             LIBERTY TECHNOLOGIES, INC.

                             By: /s/ Daniel G. Clare
                                 ---------------------------------------------
                             Daniel G. Clare, Vice President and Secretary


                             LTH DELAWARE, INC.

                             By: /s/ Daniel G. Clare
                                 ---------------------------------------------
                             Daniel G. Clare, Vice President and Secretary

                             LIBERTY TECHNICAL SERVICES, INC.
                             (formerly known as
                             Industrial NDT Company, Inc.)

                             By: /s/ Daniel G. Clare
                                 ---------------------------------------------
                             Daniel G. Clare, Vice President and Secretary


                             BETA MONITORS INTERNATIONAL, INC.

                             By: /s/ Daniel G. Clare
                                 ---------------------------------------------
                             Daniel G. Clare, Vice President and Secretary


                             LIBERTY INTERNATIONAL INC.

                             By: /s/ Daniel G. Clare
                                 ---------------------------------------------
                             Daniel G. Clare, Vice President and Secretary


                  (SIGNATURES CONTINUED ON THE FOLLOWING PAGE)

                 (SIGNATURES CONTINUED FROM THE PRECEDING PAGE)


                             LIBERTY IMAGING SYSTEMS, INC.

                             By: /s/ Daniel G. Clare
                                 ---------------------------------------------
                             Daniel G. Clare, Vice President and Secretary


                             FIRST UNION NATIONAL BANK


                             By: /s/ Suzanne S. Storm
                                 ---------------------------------------------
                             Suzanne S. Storm, Senior Vice President

                               SECURITY AGREEMENT


     THIS SECURITY AGREEMENT ("Agreement") is executed this 27th day of February, 1997, by LIBERTY TECHNOLOGIES, INC., a Pennsylvania corporation (the "Obligor"), in favor of FIRST UNION NATIONAL BANK (the "Bank"). Obligor, intending to be legally bound, hereby agrees as follows:

     1. DEFINITIONS. For purposes of this Agreement,

          1.1 "account", "account debtor", "chattel paper", "documents", "equipment", "general intangibles", "goods", "instrument", "inventory" and "proceeds" shall have the meanings given such terms in the Code.

          1.2 "Bank Indebtedness" shall have such meaning as provided therefor in the Loan Agreement.

          1.3 "Chief Executive Office" shall mean the place from which the main part of the business operations of Obligor are managed. Obligor's current Chief Executive Office is 555 North Lane, Conshohocken, Pennsylvania 19428.

          1.4 "Code" shall mean the Uniform Commercial Code as adopted by the Commonwealth of Pennsylvania, as the same may be amended from time to time.

          1.5 "Collateral" shall mean all existing and after-acquired accounts and inventory of Obligor and all proceeds thereof, including without limitation:

               (a) All present and future accounts and all other rights to the payment of money whether or not yet earned, for services rendered or goods sold, consigned, leased or furnished by Obligor or otherwise, together with (i) all goods (including any returned, rejected, repossessed or consigned goods), the sale, consignment, lease or other furnishings of which shall have given or may give rise to any of the foregoing, (ii) all of Obligor's rights as a consignor, consignee, unpaid vendor or other lienor in connection therewith, including stoppage in transit, set-off, detinue, replevin and reclamation, (iii) all general intangibles, contract rights, instruments and documents related to any accounts, (iv) all guaranties, mortgages, security interests, assignments, and other encumbrances on real or personal property, leases and other agreements or property securing or relating to any accounts, (v) choses-in-action, claims and judgments related to any accounts, and (vi) all products and proceeds of any of the foregoing.

               (b) All present and future inventory (including but not limited to goods held for sale or lease or furnished or to be furnished under contracts for service, raw materials, work-in-process, finished goods and goods used or consumed in Obligor's business) whether owned, consigned or held on consignment, together with all merchandise, component materials, supplies, packing, packaging and shipping materials, and all returned, rejected or repossessed goods sold, consigned, leased or otherwise furnished by Obligor and all products and proceeds of any of the foregoing.

               (c) All present and future general ledger sheets, files, records, books of account, invoices, bills, certificates or documents of ownership, bills of sale, business papers, correspondence, credit files, tapes, cards, computer runs and all other data and data storage systems whether in the possession of Obligor or any service bureau relating to, generated in connection with, or evidencing any of the items referenced in (a) or (b) above.

          1.6 "Event of Default" shall include any and all events described in
Section 7 below.

          1.7 "Loan Agreement" shall mean that certain Loan Agreement dated December 2, 1993 among, inter alios, Bank and Obligor, as amended, including, without limitation, by Third Amendment and Modification to Loan Agreement of even date and as the same may hereafter be amended from time to time.

          1.8 "Loan Documents" shall mean all agreements, documents and instruments evidencing the Bank Indebtedness and all agreements, documents and instruments collateral thereto, together with all amendments, replacements, increases, renewals and modifications thereof or thereto, including without limitation this Agreement and the Loan Agreement.

     2. SECURITY INTEREST. Obligor grants to Bank a security interest in and lien on the Collateral.

     3. EFFECT OF GRANT. The security interests in and liens on the Collateral granted to Bank by Obligor hereunder shall not be rendered void by the fact that no Bank Indebtedness exists as of a particular date, but shall continue in full force and effect until all Bank Indebtedness has been paid in full, Bank has no agreement or commitment outstanding pursuant to which Bank may extend credit to or on behalf of Obligor and Bank has executed and delivered termination statements and/or releases of Bank with respect to the Collateral.

     4. OBLIGATIONS SECURED. The Collateral and the continuing security interests granted therein shall secure the Bank Indebtedness. IT IS THE EXPRESS INTENTION OF OBLIGOR THAT THE COLLATERAL SHALL SECURE ALL EXISTING AND FUTURE BANK INDEBTEDNESS.

     5. REPRESENTATIONS. Obligor hereby represents and warrants as follows, which representations and warranties shall be true and correct as of the date hereof and, unless disclosed to and approved by Bank, at the time of the creation of any Bank Indebtedness and until all Bank Indebtedness has been paid in full:

          5.1 Title to Collateral. The Collateral is and will be owned by Obligor free and clear of all liens and other encumbrances of any kind (including liens or other encumbrances upon properties acquired or to be acquired under conditional sales agreements or other title retention devices), excepting only liens in favor of the Bank and those certain liens and encumbrances expressly permitted under Section 5.9 of the Loan Agreement. Obligor will defend the Collateral against any claims of all persons or entities other than the Bank or a permitted lienholder.

          5.2 Governmental Consents. Except as described in Section 4.10 of the Loan Agreement, no consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of Obligor is required in connection with the execution, delivery or performance by Obligor of this Agreement or the consummation of the transactions contemplated hereby.

          5.3 Addresses. The portions of the Collateral which are tangible (corporeal) property and Obligor's books and records pertaining thereto will at all times be located at the addresses set forth on Schedule 5.3 attached hereto; or such other location determined by Obligor after prior notice to Bank and delivery to Bank of any items requested by Bank in its reasonable discretion to maintain perfection and priority of Bank's security interests and liens and access to Obligor's books and records.

          5.4 Inventory Warranties. With respect to inventory from time to time scheduled, listed or referred to in any certificate, statement or report prepared by or for Obligor and delivered to Bank, Obligor warrants and represents that (a) such inventory is located at the address or addresses listed on Schedule 5.3 attached hereto and is not in transit; (b) Obligor has good, indefeasible and merchantable title to such inventory and such inventory is not subject to any lien or security interest whatsoever except for the prior, perfected security interest granted to Bank and any liens expressly permitted under Section 5.9 of the Loan Agreement; (c) to Obligor's knowledge and except as disclosed to Bank in writing, such inventory is of good and merchantable quality, free from any defects; (d) such inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties; and (e) the completion of the manufacture and sale or other disposition of such inventory by Bank following an Event of Default shall not require the consent of any person and shall not constitute a breach or default under any contract or agreement to which the Obligor is a party or to which the inventory is subject.

          5.5 Accounts Receivable Warranties. With respect to all accounts receivable from time to time scheduled, listed or referred to in any certificate, statement or report prepared by or for Obligor and delivered to Bank, Obligor warrants and represents that (a) the accounts are genuine, are in all material respects what they purport to be, and are not, except as disclosed and assigned to Bank in writing, evidenced by any chattel paper, note, instrument or judgment; (b) Obligor has good and marketable title to such accounts, except for liens expressly permitted under the Loan Agreement and, except as disclosed to Bank in writing, the accounts represent undisputed, bona fide transactions completed in accordance with the terms thereof and as represented to Bank; (c) to Borrower's knowledge, except as disclosed to Bank in writing, there are no setoffs, counterclaims or disputes existing or asserted with respect thereto and Obligor has not made any agreement with any account debtor for any deduction therefrom; (d) to Borrower's knowledge, except as disclosed to Bank in writing, there are no facts, events or occurrences which impair the validity or enforcement thereof or may reduce the amount payable thereunder as shown on any certificates, statements or reports prepared by or for Obligor and delivered to Bank, or on Obligor's books and records and all invoices and statements delivered to Bank with respect thereto; (e) to the best of Obligor's knowledge, all account debtors have the capacity to contract and are solvent; (f) the goods sold giving rise thereto are not subject to any lien, claim, encumbrance or security interest except that of Bank and except for liens expressly permitted under the Loan Agreement; (g) to the best of Obligor's knowledge, there are no proceedings or actions which are threatened or pending against any account debtor which might result in any material adverse change in such account debtor's financial condition; (h) the account is not an account with respect to which the account debtor is an affiliate of Obligor or a director, officer of employee of Obligor or its affiliates; (i) the account does not arise with respect to goods which have not been shipped or arise with respect to services which have not been fully performed and accepted as satisfactory by the account debtor; (j) the account is not an account with respect to which the account debtor's obligation to pay the account is conditional upon the account debtor's approval or is otherwise subject to any repurchase obligation or return right, as with sales made on a bill-and-hold, guaranteed sale, sale-and-return, or sale on approval basis; (k) to Borrower's knowledge, except as disclosed to Bank in writing, the amounts shown on the applicable certificates, statements, on Obligor's books and records and all invoices and statements which may be delivered to Bank with respect to such accounts are actually and absolutely owing to Obligor and are not in any way contingent; and (l) the accounts have not been sold, assigned or transferred to any other Person and no Person except Obligor has any claim thereto or (with the exception of the applicable account debtor) any claims to the goods sold.

          5.6 Accuracy of Representations and Warranties. No representation or warranty by Obligor contained herein or in any certificate or other document furnished by Obligor pursuant hereto or in connection herewith fails to contain any statement of material fact necessary to make such representation or warranty not misleading in light of the circumstances under which it was made. There is no fact which Obligor knows or should know and has not disclosed to Bank, which does or may materially and adversely affect Obligor, or any of its operations.

     6. COVENANTS. Obligor covenants and agrees that until the Bank Indebtedness have been paid in full, Obligor shall:

          6.1 Disposition of Assets. Not sell, lease, transfer or otherwise dispose of all, substantially all, or any material portion of the Collateral, except for sales of inventory in the ordinary course for fair consideration.

          6.2 Liens. Not create, incur or permit to exist any mortgage, pledge, encumbrance, lien, security interest or charge of any kind (including liens or charges upon properties acquired or to be acquired under conditional sales agreements or other title retention devices) on any of the Collateral, whether now owned or hereafter acquired, or upon any income or profits therefrom, except as permitted hereunder or under the Loan Documents.

          6.3 Insurance. Carry adequate insurance issued by responsible and financially sound insurers acceptable to Bank, in amounts acceptable to Bank (at least adequate to comply with any co-insurance provisions) and against all such liability and hazards as are usually carried by entities engaged in the same or a similar business similarly situated or as may be required by Bank in its reasonable discretion. Obligor will carry business interruption insurance in such amounts as may be required by Bank in its reasonable discretion. In the case of insurance on any of the Collateral Obligor shall carry insurance in the full insurable value thereof and cause Bank to be named as loss payee (with a lender's loss payable endorsement) with respect to all personal property, and additional insured with respect to all liability insurance, as its interests may appear with thirty (30) days' notice to be given Bank by the insurance carrier prior to cancellation or material modification of such insurance coverage.

     Obligor shall cause to be delivered to Bank the insurance policies therefor or in the alternative, evidence of insurance and at least thirty (30) business days prior to the expiration of any such insurance, additional policies or duplicates thereof or in the alternative, evidence of insurance evidencing the renewal of such insurance and payment of the premiums therefor. Obligor shall direct all insurers that in the event of any loss thereunder or the cancellation of any insurance policy, the insurers shall make payments for such loss and pay all returned or unearned premiums directly to Bank and not to Obligor and Bank jointly.

     In the event of any loss, Obligor will give Bank immediate notice thereof and Bank may make proof of loss whether the same is done by Obligor. Bank is granted a power of attorney by Obligor with full power of substitution to file any proof of loss in Obligor's or Bank's name, to endorse Obligor's name on any check, draft or other instrument evidencing insurance proceeds, and to take any action or sign any document to pursue any insurance loss claim. Such power being coupled with an interest is irrevocable.

         In the event of any loss, Bank, at its option, may (i) retain and apply all or any part of the insurance proceeds to reduce, in such order and amounts as Bank may elect the Bank Indebtedness, or (ii) disburse all or any part of such insurance proceeds to or for the benefit of Obligor for the purpose of repairing or replacing Collateral after receiving proof satisfactory to Bank of such repair or replacement, in either case without waiving or impairing the Bank Indebtedness or any provision of this Agreement. Any deficiency thereon shall be paid by Obligor to Bank upon demand. Obligor shall not take out any insurance without having Bank named as loss payee or additional insured thereon. Obligor shall bear the full risk of loss from any loss of any nature whatsoever with respect to the Collateral. Notwithstanding the foregoing, if no Event of Default has occurred and no event or circumstance exists which, upon the passage of time, delivery of notice or both would constitute any such Event of Default, Bank shall make insurance proceeds on the Collateral actually received by Bank available to Obligor if, as a result of Obligor's use of such proceeds, Bank receives replacement Collateral of the same type and value as those giving rise to the insurance proceeds or as Bank shall otherwise approve.

          6.4 Additional Documents and Future Actions. At its sole cost, take such actions and provide Bank from time to time with such agreements, financing statements and additional instruments, documents or information as the Bank may in its reasonable discretion deem necessary or advisable to perfect, protect and maintain the security interests in the Collateral, to permit Bank to protect its interest in the Collateral, or to carry out the terms of the Loan Documents. Obligor hereby authorizes and appoints Bank as its attorney-in-fact, with full power of substitution, to take such actions as Bank may deem advisable in its reasonable discretion to protect the Collateral and its interests thereon and its rights hereunder, to execute on Obligor's behalf and file at Obligor's expense financing statements, and amendments thereto, in those public offices deemed necessary or appropriate by Bank to establish, maintain and protect a continuously perfected security interest in the Collateral, and to execute on Obligor's behalf such other documents and notices as Bank may deem advisable in its reasonable discretion to protect the Collateral and its interests therein and its rights hereunder. Such power being coupled with an interest is irrevocable. Obligor irrevocably authorizes the filing of a carbon, photographic or other copy of this Agreement, or of a financing statement, as a financing statement and agrees that such filing is sufficient as a financing statement.

          6.5 Government Contracts. Promptly notify Bank if any of Obligor's accounts arise out of contracts with any department, agency or instrumentality of the United States or any State, Commonwealth or municipality and execute any instruments and take any steps required by Bank in order that all moneys due and to become due under any such contracts shall be assigned to Bank and notice thereof given to the United States under the Federal Assignment of Claims Act or any other applicable law, statute or regulation.

          6.6 Name or Address Change. Not change its name or address except upon thirty (30) days prior written notice to Bank and delivery to Bank of any items requested by Bank to maintain perfection and priority of Bank's security interests and access to Obligor's books and records.

          6.7 Inspections. Permit officers of Bank, or such persons as any of them may designate, to visit and inspect any of the properties of Obligor, examine (either by Bank's employees or by independent accountants) any of the Collateral or other assets of Obligor, including the books of account of Obligor, and discuss the affairs, finances and accounts of Obligor with its officers and with its independent accountants, at such times as Bank may desire. Prior to the occurrence of an Event of Default, Bank shall conduct such visits and inspections during normal business hours and after prior notice to Obligor.

          6.8 Requested Information. With reasonable promptness, deliver to Bank all financial information in respect of the condition, operation and affairs of Obligor and the Collateral as Bank may reasonably request from time to time.

     7. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an event of default hereunder:

          7.1 The occurrence of any Event of Default under the Loan Agreement or any of the other Loan Documents;

          7.2 The failure of Obligor to duly perform or observe any obligation, covenant or agreement on its part contained herein which is not cured within any applicable grace or cure period under the Loan Agreement;

          7.3 Any representation or warranty of Obligor contained herein is discovered to be untrue in any material respect or any statement, certificate or data furnished by Obligor pursuant hereto is discovered to be untrue in any material respect as of the date as of which the facts therein set forth are stated or certified; and/or

          7.4 Any material uninsured damage to, or loss, theft, or destruction of, any of the Collateral occurs.

     8. REMEDIES OF BANK.

          8.1 Remedies. At the option of the Bank, upon the occurrence of an Event of Default, or at any time thereafter:

               (a) The entire unpaid principal of the Bank Indebtedness, or any part thereof, all interest accrued thereon, all fees due hereunder and all other obligations of Obligor to Bank hereunder or under any other agreement, note or otherwise arising will become immediately due and payable without any further demand or notice;

               (b) Bank may enter the premises occupied by Obligor and take possession of the Collateral and any records relating thereto; and/or

               (c) Bank may exercise each and every right and remedy granted to it under the Loan Documents, under the Code and under any other applicable law or at equity.

          8.2 Sale or Other Disposition of Collateral. The sale, lease or other disposition of the Collateral, or any part thereof, by Bank after an Event of Default may be for cash, credit or any combination thereof, and Bank may purchase all or any part of the Collateral at public or, if permitted by law, private sale, and in lieu of actual payment of such purchase price, may set-off the amount of such purchase price against the Bank Indebtedness then owing. Any sales of the Collateral may be adjourned from time to time with or without notice. The Bank may cause the Collateral to remain on Obligor's premises or otherwise or to be removed and stored at premises owned by other persons, at Obligor's expense, pending sale or other disposition of the Collateral. Obligor, at Bank's request, shall assemble the Collateral consisting of inventory and tangible assets and make such assets available to Bank at a place to be designated by Bank. Bank shall have the right to conduct such sales on Obligor's premises, at Obligor's expense, or elsewhere, on such occasion or occasions as Bank may see fit. Any notice required to be given by Bank of a sale, lease or other disposition or other intended action by Bank with respect to any of the Collateral which is deposited in the United States mail, postage prepaid and duly addressed to Obligor at the address specified in Section 11 below, at least five (5) business days prior to such proposed action, shall constitute fair and reasonable notice to Obligor of any such action. The net proceeds realized by Bank upon any such sale or other disposition, after deduction for the expenses of retaking, holding, storing, transporting, preparing for sale, selling or otherwise disposing of the Collateral incurred by Bank in connection therewith and all other reasonable costs and expenses related thereto including reasonable attorney fees, shall be applied in such order as Bank, in its sole discretion, elects, toward satisfaction of the Bank Indebtedness. Bank shall account to Obligor for any surplus realized upon such sale or other disposition, and Obligor shall remain liable for any deficiency. The commencement of any action, legal or equitable, or the rendering of any judgment or decree for any deficiency shall not affect

Bank's security interest in the Collateral. Obligor agrees that Bank has no obligation to preserve rights to the Collateral against any other parties. Bank is hereby granted a license or other right to use, after an Event of Default, without charge, Obligor's labels, general intangibles, intellectual property, equipment, real estate, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale and selling any inventory or other Collateral and Obligor's rights under all contracts, licenses, leases and franchise agreements shall inure to Bank's benefit. Bank shall be under no obligation to marshall any assets in favor of Obligor or any other party or against or in payment of any or all of the Bank Indebtedness.

          8.3 Actions with Respect to Accounts. Obligor hereby irrevocably makes, constitutes and appoints Bank (and any of Bank's designated officers, employees or agents) as Obligor's true and lawful attorney-in-fact, with full power of substitution, with power to sign Obligor's name and to take any of the following actions, in Obligor's name or the name of Bank, as Bank may determine in its reasonable discretion, without notice to Obligor and at Obligor's expense:

               (a) Verify the validity and amount of or any other matter relating to the Collateral by mail, telephone, telecopy or otherwise;

               (b) Upon the occurrence of an Event of Default, notify all account debtors that Obligor's accounts have been assigned to Bank and that Bank has a security interest therein;

               (c) Upon the occurrence of an Event of Default, direct all account debtors to make payment of all Obligor's accounts directly to Bank and forward invoices directly to such account debtors;

               (d) Upon the occurrence of an Event of Default, take control in any manner of any cash or non-cash items of payment or proceeds of such accounts;

               (e) Upon the occurrence of an Event of Default, notify the United States Postal Service to change the address for delivery of mail addressed to Obligor to such address as Bank may designate;

               (f) Upon the occurrence of an Event of Default, have access to any lockbox or postal boxes into which Obligor's mail is deposited and receive, open and dispose of all mail addressed to Obligor;

               (g) Upon the occurrence of an Event of Default, take control in any manner of any rejected, returned, stopped in transit or repossessed goods relating to any accounts;

               (h) Upon the occurrence of an Event of Default, enforce payment of and collect any accounts, by legal proceedings or otherwise, and for such purpose Bank may:

                    (1) Demand payment of any accounts or direct any account debtors to make payment of accounts directly to Bank;

                    (2) Receive and collect all monies due or to become due to Obligor;

                    (3) Exercise all of Obligor's rights and remedies with respect to the collection of accounts;

                    (4) Settle, adjust, compromise, extend, renew, discharge or release the accounts;

                    (5) Sell or assign the accounts on such terms, for such amount and at such times as Bank deems advisable;

                    (6) Prepare, file and sign Obligor's name or names on any Proof of Claim or similar document in any proceeding filed under federal or state bankruptcy, insolvency, reorganization or other similar law as to any account debtor;

                    (7) Prepare, file and sign Obligor's name or names on any Notice of Lien, Claim of Mechanic's Lien, Assignment or Satisfaction of Lien or Mechanic's Lien or similar document in connection with the Collateral;

                    (8) Endorse the name of Obligor upon any chattel papers, documents, instruments, invoices, freight bills, bills of lading or similar documents or agreements relating to the accounts or goods pertaining thereto or upon any checks or other media of payment or evidences of a security interest that may come into Bank's possession;

                    (9) Sign the name of Obligor to verifications of accounts and notices thereof sent by account debtors to Obligor; or

                    (10) Take all other actions necessary or desirable, as determined by Bank in its reasonable discretion, to protect Obligor's or Bank's interest in the accounts.

Obligor ratifies and approves all acts of said attorneys and agrees that said attorneys shall not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law, except willful misconduct or gross negligence. This power, being coupled with an interest, is irrevocable. Obligor agrees to assist the Bank in the collection and enforcement of its accounts and not to hinder, delay or impede the Bank on its collection or enforcement of said accounts.

          8.4 Set-Off. Without limiting the rights of Bank under applicable law, Bank has and may exercise a right of set-off, a lien against and a security interest in all property of Obligor now or at any time in Bank's possession in any capacity whatsoever, including but not limited to any balance of any deposit, trust or agency account, or any other bank account with Bank, but expressly including any separate segregated account containing contributions to an employee retirement plan or payments for federal withholding taxes, as security for all obligations of Obligor to Bank under the Loan Documents or otherwise. At any time and from time to time following the occurrence of an Event of Default, Bank may without notice or demand, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Bank to or for the credit of Obligor against any or all of the Bank Indebtedness and the Obligor's obligations under the Loan Documents.

     If any bank account of Obligor with Bank is attached or otherwise liened or levied upon by any third party, Bank need not await the running of any applicable grace period hereunder, but Bank shall have and be deemed to have the immediate right of set-off and may apply the funds or amount thus set-off against Obligor's obligations to the Bank.

          8.5 Delay or Omission Not Waiver. Neither the failure nor any delay on the part of Bank to exercise any right, remedy, power or privilege under the Loan Documents upon the occurrence of any Event of Default or otherwise shall operate as a waiver thereof or impair any such right, remedy, power or privilege. No waiver of any Event of Default shall affect any later Event of Default or shall impair any rights of Bank. No single, partial or full exercise of any rights, remedies, powers and privileges by the Bank shall preclude further or other exercise thereof. No course of dealing between Bank and Obligor shall operate as or be deemed to constitute a waiver of Bank's rights under the Loan Documents or affect the duties or obligations of Obligor.

          8.6 Remedies Cumulative; Consents. The rights, remedies, powers and privileges provided for herein shall not be deemed exclusive, but shall be cumulative and shall be in addition to all other rights, remedies, powers and privileges in Bank's favor at law or in equity. Whenever the Bank's consent or approval is required or permitted, such consent or approval shall be at the sole and absolute discretion of Bank.

     9. CERTAIN FEES, COSTS, EXPENSES AND EXPENDITURES. Obligor agrees to pay on demand all reasonable costs and expenses of Bank, including without limitation:

          9.1 All costs and expenses in connection with the preparation, review, negotiation, execution, delivery and administration of the Loan Documents, and the other documents to be delivered in connection therewith, or any amendments, extensions and increases to any of the foregoing (including, without limitation, reasonable attorney's fees and expenses, and the cost of appraisals and reappraisals of Collateral), and the cost of periodic lien searches and tax clearance certificates, as Bank deems advisable;

          9.2 All losses, costs and expenses in connection with the enforcement, protection and preservation of the Bank's rights or remedies under the Loan Documents, or any other agreement relating to any Obligations, or in connection with legal advice relating to the rights or responsibilities of Bank (including without limitation court costs, reasonable attorney's fees and expenses of accountants and appraisers); and

          9.3 Any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of the Loan Documents, and all liabilities to which Bank may become subject as the result of delay in paying or omission to pay such taxes.

     In the event Obligor shall fail to pay taxes, insurance, assessments, costs or expenses which it is required to pay hereunder, or fails to keep the Collateral free from security interests or lien (except as expressly permitted herein), or fails to maintain or repair the Collateral as required hereby, or otherwise breaches any obligations under the Loan Documents, Bank in its reasonable discretion, may make expenditures for such purposes and the amount so expended (including reasonable attorney's fees and expenses, filing fees and other charges) shall be payable by Obligor on demand and shall constitute part of the Bank Indebtedness.

     In the event any action at law or in equity in connection with the Loan Documents, the Bank Indebtedness or matters collateral thereto is terminated adverse to Obligor, Obligor will pay all attorneys' fees and legal costs incurred by Bank in connection with such actions.

     With respect to any amount required to be paid by Obligor under this Section, in the event Obligor fails to pay such amount on demand, Obligor shall also pay to Bank interest thereon at the default rate set forth in Section 2.2 of the Loan Agreement. Obligor's obligations under this Section shall survive termination of this Agreement.

          10. TIME IS OF THE ESSENCE. Time is of the essence in Obligor's performance of its obligations under the Loan Documents.

          11. COMMUNICATIONS AND NOTICES. All notices, requests and other communications made or given in connection with this Agreement shall be in writing and, unless receipt is stated herein to be required, shall be deemed to have been validly given if delivered personally to the individual or division or department to whose attention notices to a party are to be addressed, or by private carrier, telecopy (with original forwarded by first class mail), or registered or certified mail, return receipt requested, in all cases with postage prepaid, addressed as follows, until some other address (or individual or division or department for attention) shall have been designated by notice given by one party to the other:

         To Obligor:

                  Liberty Technologies, Inc.
                  555 North Lane, Suite _____
                  Conshohocken, PA 19428
                  Attention:  Daniel G. Clare, Vice President-Finance
                                               and Chief Financial Officer
                  Telecopy Number: (610) 834-0346

         With a copy to:

                  Pepper, Hamilton & Scheetz
                  1235 Westlakes Drive, Suite 400
                  Berwyn, PA 19312
                  Attention:   James D. Rosener, Esquire
                  Telecopier:  (610) 640-7835

         To Bank:

                  First Union National Bank
                  123 South Broad Street, 10th Floor
                  Philadelphia, PA  19109
                  Attention:  Suzanne S. Storm, Senior Vice President
                  Telecopier: (215) 985-3555

         With a copy to:

                  Wolf, Block, Schorr and Solis-Cohen
                  350 Sentry Parkway, Building 640
                  P.O. Box 3038
                  Blue Bell, Pennsylvania  19422
                  Attention:   Katherine F. Bastian, Esquire
                  Telecopier:  (610) 238-0305 or 238-0374

     12. LIMITATION ON LIABILITY. Obligor shall be responsible for and Bank is hereby released from any claim or liability in connection with:

          12.1 Safekeeping any Collateral;

          12.2 Any loss or damage to any Collateral;

          12.3 Any diminution in value of the Collateral; or

          12.4 Any act or default of another person or entity.

     Bank shall only be liable for any act or omission on its part constituting willful misconduct or gross negligence. In the event that Bank breaches its required standard of conduct, Obligor agrees that its liability shall be only for direct damages suffered and shall not extend to consequential or incidental damages. In the event Obligor brings suit against Bank in connection with the transactions contemplated hereunder and Bank is found not to be liable, Obligor will indemnify and hold Bank harmless from all costs and expenses, including attorney's fees, incurred by Bank in connection with such suit. Nothing contained herein, however, relieves Bank from any obligation, if any, imposed on a secured creditor under the Code with respect to safekeeping of collateral.

     13. WAIVERS. In connection with any proceedings hereunder or in connection with any of the Bank Indebtedness, including without limitation any action by Bank in replevin, foreclosure or other court process or in connection with any other action related to the Bank Indebtedness or the transactions contemplated hereunder, Obligor waives:

          13.1 all errors, defects and imperfections in such proceedings;

          13.2 all benefits under any present or future laws exempting any property, real or personal, or any part of any proceeds thereof from attachment, levy or sale under execution, or providing for any stay of execution to be issued on any judgment recovered in connection with the Bank Indebtedness or in any replevin or foreclosure proceeding, or otherwise providing for any valuation, appraisal or exemption;

          13.3 all rights to inquisition on any real estate, which real estate may be levied upon pursuant to a judgment obtained in connection with any of the Bank Indebtedness and sold upon any writ of execution issued thereon in whole or in part, in any order desired by Bank;

          13.4 presentment for payment, demand, notice of demand, notice of non-payment, protest and notice of protest of any of the Bank Indebtedness;

          13.5 any requirement for bonds, security or sureties required by statute, court rule or otherwise;

          13.6 any demand for possession of Collateral prior to commencement of any suit; and

          13.7 all rights to claim or recover attorney's fees and costs in the event that Obligor is successful in any action to remove, suspend or enforce a judgment entered by confession.

     14. EXCLUSIVE JURISDICTION. Obligor hereby consents to the exclusive jurisdiction of any state or federal court located within the Commonwealth of Pennsylvania, and irrevocably agrees that, subject to the Bank's election, all actions or proceedings relating to the Loan Documents or the transactions contemplated hereunder shall be litigated in such courts, and Obligor waives any objection which it may have based on improper venue or forum non conveniens to the conduct of any proceeding in any such court and waives personal service of any and all process upon it, and consents that all such service of process be made by mail or messenger directed to it at the address set forth in Section 11. Nothing contained in this Section 14 shall affect the right of Bank to serve legal process in any other manner permitted by law or affect the right of Bank to bring any action or proceeding against Obligor or its property in the courts of any other jurisdiction.

     15. MISCELLANEOUS PROVISIONS.

          15.1 Severability. The provisions of this Agreement and all other Loan Documents are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

          15.2 Headings. The headings of the Articles, Sections, paragraphs and clauses of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

          15.3 Binding Effect. This Agreement and all rights and powers granted hereby will bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

          15.4 Amendment. No modification of this Agreement or any of the Loan Documents shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

          15.5 Governing Law. This Agreement has been made, executed and delivered in the Commonwealth of Pennsylvania and will be construed in accordance with and governed by the laws of such Commonwealth.

          15.6 No Third Party Beneficiaries. The rights and benefits of this Agreement and the Loan Documents shall not inure to the benefit of any third party.

          15.7 Exhibits and Schedules. All exhibits and schedules attached hereto are hereby made a part of this Agreement.

          15.8 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

          15.9 No Joint Venture. Nothing contained herein is intended to permit or authorize Obligor to make any contract on behalf of Bank, nor shall this Agreement be construed as creating a partnership, joint venture or making Bank an investor in Obligor.

          15.10 Filing of Financing Statements. Copies or reproductions of this document or of any financing statement may be filed as a financing statement.

          15.11 Waiver of Right to Trial by Jury. OBLIGOR AND BANK WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AGREEMENT OR ANY OTHER

DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF OBLIGOR WITH RESPECT TO THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. OBLIGOR AND BANK AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF OBLIGOR AND BANK TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         IN WITNESS WHEREOF, the undersigned has executed this Security Agreement on the date first above written.

                              LIBERTY TECHNOLOGIES, INC.


                              By: /s/ Daniel G. Clare
                                  -----------------------------------
                                  Daniel G. Clare, Vice President




     Bank hereby joins in this Agreement for the sole purpose of ratifying and confirming its consent to the provisions contained in Section 5.11 above.

                              FIRST UNION NATIONAL BANK


                              By: /s/ Suzanne S. Storm
                                  -----------------------------------
                                  Suzanne S. Storm, Senior Vice President

                         NAMES AND ADDRESSES OF OBLIGOR




                     555 North Lane, Conshohocken, PA 19428


































                                  SCHEDULE 5.3
                                       TO
                               SECURITY AGREEMENT

                               SECURITY AGREEMENT


     THIS SECURITY AGREEMENT ("Agreement") is executed this 27th day of February, 1997, by LIBERTY TECHNICAL SERVICES, INC., a Pennsylvania corporation (the "Obligor"), in favor of FIRST UNION NATIONAL BANK (the "Bank"). Obligor, intending to be legally bound, hereby agrees as follows:

     1. DEFINITIONS. For purposes of this Agreement,

          1.1 "account", "account debtor", "chattel paper", "documents", "equipment", "general intangibles", "goods", "instrument", "inventory" and "proceeds" shall have the meanings given such terms in the Code.

          1.2 "Bank Indebtedness" shall have such meaning as provided therefor in the Loan Agreement.

          1.3 "Chief Executive Office" shall mean the place from which the main part of the business operations of Obligor are managed. Obligor's current Chief Executive Office is 8550 Dorchester Road, N. Charleston, SC 29420.

          1.4 "Code" shall mean the Uniform Commercial Code as adopted by the Commonwealth of Pennsylvania, as the same may be amended from time to time.

          1.5 "Collateral" shall mean all existing and after-acquired accounts and inventory of Obligor and all proceeds thereof, including without limitation:

               (a) All present and future accounts and all other rights to the payment of money whether or not yet earned, for services rendered or goods sold, consigned, leased or furnished by Obligor or otherwise, together with (i) all goods (including any returned, rejected, repossessed or consigned goods), the sale, consignment, lease or other furnishings of which shall have given or may give rise to any of the foregoing, (ii) all of Obligor's rights as a consignor, consignee, unpaid vendor or other lienor in connection therewith, including stoppage in transit, set-off, detinue, replevin and reclamation, (iii) all general intangibles, contract rights, instruments and documents related to any accounts, (iv) all guaranties, mortgages, security interests, assignments, and other encumbrances on real or personal property, leases and other agreements or property securing or relating to any accounts, (v) choses-in-action, claims and judgments related to any accounts, and (vi) all products and proceeds of any of the foregoing.

               (b) All present and future inventory (including but not limited to goods held for sale or lease or furnished or to be furnished under contracts for service, raw materials, work-in-process, finished goods and goods used or consumed in Obligor's business) whether owned, consigned or held on consignment, together with all merchandise, component materials, supplies, packing, packaging and shipping materials, and all returned, rejected or repossessed goods sold, consigned, leased or otherwise furnished by Obligor and all products and proceeds of any of the foregoing.

               (c) All present and future general ledger sheets, files, records, books of account, invoices, bills, certificates or documents of ownership, bills of sale, business papers, correspondence, credit files, tapes, cards, computer runs and all other data and data storage systems whether in the possession of Obligor or any service bureau relating to, generated in connection with, or evidencing any of the items referenced in (a) or (b) above.

          1.6 "Event of Default" shall include any and all events described in
Section 7 below.


          1.7 "Loan Agreement" shall mean that certain Loan Agreement dated December 2, 1993 among, inter alios, Bank and Obligor, as amended, including, without limitation, by Third Amendment and Modification to Loan Agreement of even date and as the same may hereafter be amended from time to time.

          1.8 "Loan Documents" shall mean all agreements, documents and instruments evidencing the Bank Indebtedness and all agreements, documents and instruments collateral thereto, together with all amendments, replacements, increases, renewals and modifications thereof or thereto, including without limitation this Agreement and the Loan Agreement.

     2. SECURITY INTEREST. Obligor grants to Bank a security interest in and lien on the Collateral.

     3. EFFECT OF GRANT. The security interests in and liens on the Collateral granted to Bank by Obligor hereunder shall not be rendered void by the fact that no Bank Indebtedness exists as of a particular date, but shall continue in full force and effect until all Bank Indebtedness has been paid in full, Bank has no agreement or commitment outstanding pursuant to which Bank may extend credit to or on behalf of Obligor and Bank has executed and delivered termination statements and/or releases of Bank with respect to the Collateral.

     4. OBLIGATIONS SECURED. The Collateral and the continuing security interests granted therein shall secure the Bank Indebtedness. IT IS THE EXPRESS INTENTION OF OBLIGOR THAT THE COLLATERAL SHALL SECURE ALL EXISTING AND FUTURE BANK INDEBTEDNESS.

     5. REPRESENTATIONS. Obligor hereby represents and warrants as follows, which representations and warranties shall be true and correct as of the date hereof and, unless disclosed to and approved by Bank, at the time of the creation of any Bank Indebtedness and until all Bank Indebtedness has been paid in full:

          5.1 Title to Collateral. The Collateral is and will be owned by Obligor free and clear of all liens and other encumbrances of any kind (including liens or other encumbrances upon properties acquired or to be acquired under conditional sales agreements or other title retention devices), excepting only liens in favor of the Bank and those certain liens and encumbrances expressly permitted under Section 5.9 of the Loan Agreement. Obligor will defend the Collateral against any claims of all persons or entities other than the Bank or a permitted lienholder.

          5.2 Governmental Consents. Except as described in Section 4.10 of the Loan Agreement, no consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of Obligor is required in connection with the execution, delivery or performance by Obligor of this Agreement or the consummation of the transactions contemplated hereby.

          5.3 Addresses. The portions of the Collateral which are tangible (corporeal) property and Obligor's books and records pertaining thereto will at all times be located at the addresses set forth on Schedule 5.3 attached hereto; or such other location determined by Obligor after prior notice to Bank and delivery to Bank of any items requested by Bank in its reasonable discretion to maintain perfection and priority of Bank's security interests and liens and access to Obligor's books and records.

          5.4 Inventory Warranties. With respect to inventory from time to time scheduled, listed or referred to in any certificate, statement or report prepared by or for Obligor and delivered to Bank, Obligor warrants and represents that (a) such inventory is located at the address or addresses listed on Schedule 5.3 attached hereto and is not in transit; (b) Obligor has good, indefeasible and merchantable title to such inventory and such inventory is not subject to any lien or security interest whatsoever except for the prior, perfected security interest granted to Bank and any liens expressly permitted under Section 5.9 of the Loan Agreement; (c) to Obligor's knowledge and except as disclosed to Bank in writing, such inventory is of good and merchantable quality, free from any defects; (d) such inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties; and (e) the completion of the manufacture and sale or other disposition of such inventory by Bank following an Event of Default shall not require the consent of any person and shall not constitute a breach or default under any contract or agreement to which the Obligor is a party or to which the inventory is subject.

          5.5 Accounts Receivable Warranties. With respect to all accounts receivable from time to time scheduled, listed or referred to in any certificate, statement or report prepared by or for Obligor and delivered to Bank, Obligor warrants and represents that (a) the accounts are genuine, are in all material respects what they purport to be, and are not, except as disclosed and assigned to Bank in writing, evidenced by any chattel paper, note, instrument or judgment; (b) Obligor has good and marketable title to such accounts, except for liens expressly permitted under the Loan Agreement and, except as disclosed to Bank in writing, the accounts represent undisputed, bona fide transactions completed in accordance with the terms thereof and as represented to Bank; (c) to Borrower's knowledge, except as disclosed to Bank in writing, there are no setoffs, counterclaims or disputes existing or asserted with respect thereto and Obligor has not made any agreement with any account debtor for any deduction therefrom; (d) to Borrower's knowledge, except as disclosed to Bank in writing, there are no facts, events or occurrences which impair the validity or enforcement thereof or may reduce the amount payable thereunder as shown on any certificates, statements or reports prepared by or for Obligor and delivered to Bank, or on Obligor's books and records and all invoices and statements delivered to Bank with respect thereto; (e) to the best of Obligor's knowledge, all account debtors have the capacity to contract and are solvent; (f) the goods sold giving rise thereto are not subject to any lien, claim, encumbrance or security interest except that of Bank and except for liens expressly permitted under the Loan Agreement; (g) to the best of Obligor's knowledge, there are no proceedings or actions which are threatened or pending against any account debtor which might result in any material adverse change in such account debtor's financial condition; (h) the account is not an account with respect to which the account debtor is an affiliate of Obligor or a director, officer of employee of Obligor or its affiliates; (i) the account does not arise with respect to goods which have not been shipped or arise with respect to services which have not been fully performed and accepted as satisfactory by the account debtor; (j) the account is not an account with respect to which the account debtor's obligation to pay the account is conditional upon the account debtor's approval or is otherwise subject to any repurchase obligation or return right, as with sales made on a bill-and-hold, guaranteed sale, sale-and-return, or sale on approval basis; (k) to Borrower's knowledge, except as disclosed to Bank in writing, the amounts shown on the applicable certificates, statements, on Obligor's books and records and all invoices and statements which may be delivered to Bank with respect to such accounts are actually and absolutely owing to Obligor and are not in any way contingent; and (l) the accounts have not been sold, assigned or transferred to any other Person and no Person except Obligor has any claim thereto or (with the exception of the applicable account debtor) any claims to the goods sold.

          5.6 Accuracy of Representations and Warranties. No representation or warranty by Obligor contained herein or in any certificate or other document furnished by Obligor pursuant hereto or in connection herewith fails to contain any statement of material fact necessary to make such representation or warranty not misleading in light of the circumstances under which it was made. There is no fact which Obligor knows or should know and has not disclosed to Bank, which does or may materially and adversely affect Obligor, or any of its operations.

     6. COVENANTS. Obligor covenants and agrees that until the Bank Indebtedness have been paid in full, Obligor shall:

          6.1 Disposition of Assets. Not sell, lease, transfer or otherwise dispose of all, substantially all, or any material portion of the Collateral, except for sales of inventory in the ordinary course for fair consideration.

          6.2 Liens. Not create, incur or permit to exist any mortgage, pledge, encumbrance, lien, security interest or charge of any kind (including liens or charges upon properties acquired or to be acquired under conditional sales agreements or other title retention devices) on any of the Collateral, whether now owned or hereafter acquired, or upon any income or profits therefrom, except as permitted hereunder or under the Loan Documents.

          6.3 Insurance. Carry adequate insurance issued by responsible and financially sound insurers acceptable to Bank, in amounts acceptable to Bank (at least adequate to comply with any co-insurance provisions) and against all such liability and hazards as are usually carried by entities engaged in the same or a similar business similarly situated or as may be required by Bank in its reasonable discretion. Obligor will carry business interruption insurance in such amounts as may be required by Bank in its reasonable discretion. In the case of insurance on any of the Collateral Obligor shall carry insurance in the full insurable value thereof and cause Bank to be named as loss payee (with a lender's loss payable endorsement) with respect to all personal property, and additional insured with respect to all liability insurance, as its interests may appear with thirty (30) days' notice to be given Bank by the insurance carrier prior to cancellation or material modification of such insurance coverage.

     Obligor shall cause to be delivered to Bank the insurance policies therefor or in the alternative, evidence of insurance and at least thirty (30) business days prior to the expiration of any such insurance, additional policies or duplicates thereof or in the alternative, evidence of insurance evidencing the renewal of such insurance and payment of the premiums therefor. Obligor shall direct all insurers that in the event of any loss thereunder or the cancellation of any insurance policy, the insurers shall make payments for such loss and pay all returned or unearned premiums directly to Bank and not to Obligor and Bank jointly.

     In the event of any loss, Obligor will give Bank immediate notice thereof and Bank may make proof of loss whether the same is done by Obligor. Bank is granted a power of attorney by Obligor with full power of substitution to file any proof of loss in Obligor's or Bank's name, to endorse Obligor's name on any check, draft or other instrument evidencing insurance proceeds, and to take any action or sign any document to pursue any insurance loss claim. Such power being coupled with an interest is irrevocable.

     In the event of any loss, Bank, at its option, may (i) retain and apply all or any part of the insurance proceeds to reduce, in such order and amounts as Bank may elect the Bank Indebtedness, or (ii) disburse all or any part of such insurance proceeds to or for the benefit of Obligor for the purpose of repairing or replacing Collateral after receiving proof satisfactory to Bank of such repair or replacement, in either case without waiving or impairing the Bank Indebtedness or any provision of this Agreement. Any deficiency thereon shall be paid by Obligor to Bank upon demand. Obligor shall not take out any insurance without having Bank named as loss payee or additional insured thereon. Obligor shall bear the full risk of loss from any loss of any nature whatsoever with respect to the Collateral. Notwithstanding the foregoing, if no Event of Default has occurred and no event or circumstance exists which, upon the passage of time, delivery of notice or both would constitute any such Event of Default, Bank shall make insurance proceeds on the Collateral actually received by Bank available to Obligor if, as a result of Obligor's use of such proceeds, Bank receives replacement Collateral of the same type and value as those giving rise to the insurance proceeds or as Bank shall otherwise approve.

          6.4 Additional Documents and Future Actions. At its sole cost, take such actions and provide Bank from time to time with such agreements, financing statements and additional instruments, documents or information as the Bank may in its reasonable discretion deem necessary or advisable to perfect, protect and maintain the security interests in the Collateral, to permit Bank to protect its interest in the Collateral, or to carry out the terms of the Loan Documents. Obligor hereby authorizes and appoints Bank as its attorney-in-fact, with full power of substitution, to take such actions as Bank may deem advisable in its reasonable discretion to protect the Collateral and its interests thereon and its rights hereunder, to execute on Obligor's behalf and file at Obligor's expense financing statements, and amendments thereto, in those public offices deemed necessary or appropriate by Bank to establish, maintain and protect a continuously perfected security interest in the Collateral, and to execute on Obligor's behalf such other documents and notices as Bank may deem advisable in its reasonable discretion to protect the Collateral and its interests therein and its rights hereunder. Such power being coupled with an interest is irrevocable. Obligor irrevocably authorizes the filing of a carbon, photographic or other copy of this Agreement, or of a financing statement, as a financing statement and agrees that such filing is sufficient as a financing statement.

          6.5 Government Contracts. Promptly notify Bank if any of Obligor's accounts arise out of contracts with any department, agency or instrumentality of the United States or any State, Commonwealth or municipality and execute any instruments and take any steps required by Bank in order that all moneys due and to become due under any such contracts shall be assigned to Bank and notice thereof given to the United States under the Federal Assignment of Claims Act or any other applicable law, statute or regulation.

          6.6 Name or Address Change. Not change its name or address except upon thirty (30) days prior written notice to Bank and delivery to Bank of any items requested by Bank to maintain perfection and priority of Bank's security interests and access to Obligor's books and records.

          6.7 Inspections. Permit officers of Bank, or such persons as any of them may designate, to visit and inspect any of the properties of Obligor, examine (either by Bank's employees or by independent accountants) any of the Collateral or other assets of Obligor, including the books of account of Obligor, and discuss the affairs, finances and accounts of Obligor with its officers and with its independent accountants, at such times as Bank may desire. Prior to the occurrence of an Event of Default, Bank shall conduct such visits and inspections during normal business hours and after prior notice to Obligor.

          6.8 Requested Information. With reasonable promptness, deliver to Bank all financial information in respect of the condition, operation and affairs of Obligor and the Collateral as Bank may reasonably request from time to time.

     7. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an event of default hereunder:

          7.1 The occurrence of any Event of Default under the Loan Agreement or any of the other Loan Documents;

          7.2 The failure of Obligor to duly perform or observe any obligation, covenant or agreement on its part contained herein which is not cured within any applicable grace or cure period under the Loan Agreement;

          7.3 Any representation or warranty of Obligor contained herein is discovered to be untrue in any material respect or any statement, certificate or data furnished by Obligor pursuant hereto is discovered to be untrue in any material respect as of the date as of which the facts therein set forth are stated or certified; and/or

          7.4 Any material uninsured damage to, or loss, theft, or destruction of, any of the Collateral occurs.

     8. REMEDIES OF BANK.

          8.1 Remedies. At the option of the Bank, upon the occurrence of an Event of Default, or at any time thereafter:

               (a) The entire unpaid principal of the Bank Indebtedness, or any part thereof, all interest accrued thereon, all fees due hereunder and all other obligations of Obligor to Bank hereunder or under any other agreement, note or otherwise arising will become immediately due and payable without any further demand or notice;

               (b) Bank may enter the premises occupied by Obligor and take possession of the Collateral and any records relating thereto; and/or

               (c) Bank may exercise each and every right and remedy granted to it under the Loan Documents, under the Code and under any other applicable law or at equity.

          8.2 Sale or Other Disposition of Collateral. The sale, lease or other disposition of the Collateral, or any part thereof, by Bank after an Event of Default may be for cash, credit or any combination thereof, and Bank may purchase all or any part of the Collateral at public or, if permitted by law, private sale, and in lieu of actual payment of such purchase price, may set-off the amount of such purchase price against the Bank Indebtedness then owing. Any sales of the Collateral may be adjourned from time to time with or without notice. The Bank may cause the Collateral to remain on Obligor's premises or otherwise or to be removed and stored at premises owned by other persons, at Obligor's expense, pending sale or other disposition of the Collateral. Obligor, at Bank's request, shall assemble the Collateral consisting of inventory and tangible assets and make such assets available to Bank at a place to be designated by Bank. Bank shall have the right to conduct such sales on Obligor's premises, at Obligor's expense, or elsewhere, on such occasion or occasions as Bank may see fit. Any notice required to be given by Bank of a sale, lease or other disposition or other intended action by Bank with respect to any of the Collateral which is deposited in the United States mail, postage prepaid and duly addressed to Obligor at the address specified in Section 11 below, at least five (5) business days prior to such proposed action, shall constitute fair and reasonable notice to Obligor of any such action. The net proceeds realized by Bank upon any such sale or other disposition, after deduction for the expenses of retaking, holding, storing, transporting, preparing for sale, selling or otherwise disposing of the Collateral incurred by Bank in connection therewith and all other reasonable costs and expenses related thereto including reasonable attorney fees, shall be applied in such order as Bank, in its sole discretion, elects, toward satisfaction of the Bank Indebtedness. Bank shall account to Obligor for any surplus realized upon such sale or other disposition, and Obligor shall remain liable for any deficiency. The commencement of any action, legal or equitable, or the rendering of any judgment or decree for any deficiency shall not affect

Bank's security interest in the Collateral. Obligor agrees that Bank has no obligation to preserve rights to the Collateral against any other parties. Bank is hereby granted a license or other right to use, after an Event of Default, without charge, Obligor's labels, general intangibles, intellectual property, equipment, real estate, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale and selling any inventory or other Collateral and Obligor's rights under all contracts, licenses, leases and franchise agreements shall inure to Bank's benefit. Bank shall be under no obligation to marshall any assets in favor of Obligor or any other party or against or in payment of any or all of the Bank Indebtedness.

          8.3 Actions with Respect to Accounts. Obligor hereby irrevocably makes, constitutes and appoints Bank (and any of Bank's designated officers, employees or agents) as Obligor's true and lawful attorney-in-fact, with full power of substitution, with power to sign Obligor's name and to take any of the following actions, in Obligor's name or the name of Bank, as Bank may determine in its reasonable discretion, without notice to Obligor and at Obligor's expense:

               (a) Verify the validity and amount of or any other matter relating to the Collateral by mail, telephone, telecopy or otherwise;

               (b) Upon the occurrence of an Event of Default, notify all account debtors that Obligor's accounts have been assigned to Bank and that Bank has a security interest therein;

               (c) Upon the occurrence of an Event of Default, direct all account debtors to make payment of all Obligor's accounts directly to Bank and forward invoices directly to such account debtors;

               (d) Upon the occurrence of an Event of Default, take control in any manner of any cash or non-cash items of payment or proceeds of such accounts;

               (e) Upon the occurrence of an Event of Default, notify the United States Postal Service to change the address for delivery of mail addressed to Obligor to such address as Bank may designate;

               (f) Upon the occurrence of an Event of Default, have access to any lockbox or postal boxes into which Obligor's mail is deposited and receive, open and dispose of all mail addressed to Obligor;

               (g) Upon the occurrence of an Event of Default, take control in any manner of any rejected, returned, stopped in transit or repossessed goods relating to any accounts;

               (h) Upon the occurrence of an Event of Default, enforce payment of and collect any accounts, by legal proceedings or otherwise, and for such purpose Bank may:

                    (1) Demand payment of any accounts or direct any account debtors to make payment of accounts directly to Bank;

                    (2) Receive and collect all monies due or to become due to Obligor;

                    (3) Exercise all of Obligor's rights and remedies with respect to the collection of accounts;

                    (4) Settle, adjust, compromise, extend, renew, discharge or release the accounts;

                    (5) Sell or assign the accounts on such terms, for such amount and at such times as Bank deems advisable;

                    (6) Prepare, file and sign Obligor's name or names on any Proof of Claim or similar document in any proceeding filed under federal or state bankruptcy, insolvency, reorganization or other similar law as to any account debtor;

                    (7) Prepare, file and sign Obligor's name or names on any Notice of Lien, Claim of Mechanic's Lien, Assignment or Satisfaction of Lien or Mechanic's Lien or similar document in connection with the Collateral;

                    (8) Endorse the name of Obligor upon any chattel papers, documents, instruments, invoices, freight bills, bills of lading or similar documents or agreements relating to the accounts or goods pertaining thereto or upon any checks or other media of payment or evidences of a security interest that may come into Bank's possession;

                    (9) Sign the name of Obligor to verifications of accounts and notices thereof sent by account debtors to Obligor; or

                    (10) Take all other actions necessary or desirable, as determined by Bank in its reasonable discretion, to protect Obligor's or Bank's interest in the accounts.

Obligor ratifies and approves all acts of said attorneys and agrees that said attorneys shall not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law, except willful misconduct or gross negligence. This power, being coupled with an interest, is irrevocable. Obligor agrees to assist the Bank in the collection and enforcement of its accounts and not to hinder, delay or impede the Bank on its collection or enforcement of said accounts.

          8.4 Set-Off. Without limiting the rights of Bank under applicable law, Bank has and may exercise a right of set-off, a lien against and a security interest in all property of Obligor now or at any time in Bank's possession in any capacity whatsoever, including but not limited to any balance of any deposit, trust or agency account, or any other bank account with Bank, but expressly including any separate segregated account containing contributions to an employee retirement plan or payments for federal withholding taxes, as security for all obligations of Obligor to Bank under the Loan Documents or otherwise. At any time and from time to time following the occurrence of an Event of Default, Bank may without notice or demand, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Bank to or for the credit of Obligor against any or all of the Bank Indebtedness and the Obligor's obligations under the Loan Documents.

     If any bank account of Obligor with Bank is attached or otherwise liened or levied upon by any third party, Bank need not await the running of any applicable grace period hereunder, but Bank shall have and be deemed to have the immediate right of set-off and may apply the funds or amount thus set-off against Obligor's obligations to the Bank.

          8.5 Delay or Omission Not Waiver. Neither the failure nor any delay on the part of Bank to exercise any right, remedy, power or privilege under the Loan Documents upon the occurrence of any Event of Default or otherwise shall operate as a waiver thereof or impair any such right, remedy, power or privilege. No waiver of any Event of Default shall affect any later Event of Default or shall impair any rights of Bank. No single, partial or full exercise of any rights, remedies, powers and privileges by the Bank shall preclude further or other exercise thereof. No course of dealing between Bank and Obligor shall operate as or be deemed to constitute a waiver of Bank's rights under the Loan Documents or affect the duties or obligations of Obligor.

          8.6 Remedies Cumulative; Consents. The rights, remedies, powers and privileges provided for herein shall not be deemed exclusive, but shall be cumulative and shall be in addition to all other rights, remedies, powers and privileges in Bank's favor at law or in equity. Whenever the Bank's consent or approval is required or permitted, such consent or approval shall be at the sole and absolute discretion of Bank.

     9. CERTAIN FEES, COSTS, EXPENSES AND EXPENDITURES. Obligor agrees to pay on demand all reasonable costs and expenses of Bank, including without limitation:

          9.1 All costs and expenses in connection with the preparation, review, negotiation, execution, delivery and administration of the Loan Documents, and the other documents to be delivered in connection therewith, or any amendments, extensions and increases to any of the foregoing (including, without limitation, reasonable attorney's fees and expenses, and the cost of appraisals and reappraisals of Collateral), and the cost of periodic lien searches and tax clearance certificates, as Bank deems advisable;

          9.2 All losses, costs and expenses in connection with the enforcement, protection and preservation of the Bank's rights or remedies under the Loan Documents, or any other agreement relating to any Obligations, or in connection with legal advice relating to the rights or responsibilities of Bank (including without limitation court costs, reasonable attorney's fees and expenses of accountants and appraisers); and

          9.3 Any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of the Loan Documents, and all liabilities to which Bank may become subject as the result of delay in paying or omission to pay such taxes.

     In the event Obligor shall fail to pay taxes, insurance, assessments, costs or expenses which it is required to pay hereunder, or fails to keep the Collateral free from security interests or lien (except as expressly permitted herein), or fails to maintain or repair the Collateral as required hereby, or otherwise breaches any obligations under the Loan Documents, Bank in its reasonable discretion, may make expenditures for such purposes and the amount so expended (including reasonable attorney's fees and expenses, filing fees and other charges) shall be payable by Obligor on demand and shall constitute part of the Bank Indebtedness.

     In the event any action at law or in equity in connection with the Loan Documents, the Bank Indebtedness or matters collateral thereto is terminated adverse to Obligor, Obligor will pay all attorneys' fees and legal costs incurred by Bank in connection with such actions.

     With respect to any amount required to be paid by Obligor under this Section, in the event Obligor fails to pay such amount on demand, Obligor shall also pay to Bank interest thereon at the default rate set forth in Section 2.2 of the Loan Agreement. Obligor's obligations under this Section shall survive termination of this Agreement.

          10. TIME IS OF THE ESSENCE. Time is of the essence in Obligor's performance of its obligations under the Loan Documents.

          11. COMMUNICATIONS AND NOTICES. All notices, requests and other communications made or given in connection with this Agreement shall be in writing and, unless receipt is stated herein to be required, shall be deemed to have been validly given if delivered personally to the individual or division or department to whose attention notices to a party are to be addressed, or by private carrier, telecopy (with original forwarded by first class mail), or registered or certified mail, return receipt requested, in all cases with postage prepaid, addressed as follows, until some other address (or individual or division or department for attention) shall have been designated by notice given by one party to the other:

         To Obligor:

                  Liberty Technical Services, Inc.
                  555 North Lane, Suite _____
                  Conshohocken, PA 19428
                  Attention:  Daniel G. Clare, Vice President-Finance
                                               and Chief Financial Officer
                  Telecopy Number: (610) 834-0346

         With a copy to:

                  Pepper, Hamilton & Scheetz
                  1235 Westlakes Drive, Suite 400
                  Berwyn, PA 19312
                  Attention:   James D. Rosener, Esquire
                  Telecopier:  (610) 640-7835

         To Bank:

                  First Union National Bank
                  123 South Broad Street, PA1310
                  Philadelphia, PA  19109
                  Attention:  Suzanne S. Storm, Senior Vice President
                  Telecopier: (215) 985-3555

         With a copy to:

                  Wolf, Block, Schorr and Solis-Cohen
                  350 Sentry Parkway, Building 640
                  P.O. Box 3038
                  Blue Bell, Pennsylvania  19422
                  Attention:   Katherine F. Bastian, Esquire
                  Telecopier:  (610) 238-0305 or 238-0374

     12. LIMITATION ON LIABILITY. Obligor shall be responsible for and Bank is hereby released from any claim or liability in connection with:

          12.1 Safekeeping any Collateral;

          12.2 Any loss or damage to any Collateral;

          12.3 Any diminution in value of the Collateral; or

          12.4 Any act or default of another person or entity.

     Bank shall only be liable for any act or omission on its part constituting willful misconduct or gross negligence. In the event that Bank breaches its required standard of conduct, Obligor agrees that its liability shall be only for direct damages suffered and shall not extend to consequential or incidental damages. In the event Obligor brings suit against Bank in connection with the transactions contemplated hereunder and Bank is found not to be liable, Obligor will indemnify and hold Bank harmless from all costs and expenses, including attorney's fees, incurred by Bank in connection with such suit. Nothing contained herein, however, relieves Bank from any obligation, if any, imposed on a secured creditor under the Code with respect to safekeeping of collateral.

     13. WAIVERS. In connection with any proceedings hereunder or in connection with any of the Bank Indebtedness, including without limitation any action by Bank in replevin, foreclosure or other court process or in connection with any other action related to the Bank Indebtedness or the transactions contemplated hereunder, Obligor waives:

          13.1 all errors, defects and imperfections in such proceedings;

          13.2 all benefits under any present or future laws exempting any property, real or personal, or any part of any proceeds thereof from attachment, levy or sale under execution, or providing for any stay of execution to be issued on any judgment recovered in connection with the Bank Indebtedness or in any replevin or foreclosure proceeding, or otherwise providing for any valuation, appraisal or exemption;

          13.3 all rights to inquisition on any real estate, which real estate may be levied upon pursuant to a judgment obtained in connection with any of the Bank Indebtedness and sold upon any writ of execution issued thereon in whole or in part, in any order desired by Bank;

          13.4 presentment for payment, demand, notice of demand, notice of non-payment, protest and notice of protest of any of the Bank Indebtedness;

          13.5 any requirement for bonds, security or sureties required by statute, court rule or otherwise;

          13.6 any demand for possession of Collateral prior to commencement of any suit; and

          13.7 all rights to claim or recover attorney's fees and costs in the event that Obligor is successful in any action to remove, suspend or enforce a judgment entered by confession.

     14. EXCLUSIVE JURISDICTION. Obligor hereby consents to the exclusive jurisdiction of any state or federal court located within the Commonwealth of Pennsylvania, and irrevocably agrees that, subject to the Bank's election, all actions or proceedings relating to the Loan Documents or the transactions contemplated hereunder shall be litigated in such courts, and Obligor waives any objection which it may have based on improper venue or forum non conveniens to the conduct of any proceeding in any such court and waives personal service of any and all process upon it, and consents that all such service of process be made by mail or messenger directed to it at the address set forth in Section 11. Nothing contained in this Section 14 shall affect the right of Bank to serve legal process in any other manner permitted by law or affect the right of Bank to bring any action or proceeding against Obligor or its property in the courts of any other jurisdiction.

     15. MISCELLANEOUS PROVISIONS.

          15.1 Severability. The provisions of this Agreement and all other Loan Documents are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

          15.2 Headings. The headings of the Articles, Sections, paragraphs and clauses of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

          15.3 Binding Effect. This Agreement and all rights and powers granted hereby will bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

          15.4 Amendment. No modification of this Agreement or any of the Loan Documents shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

          15.5 Governing Law. This Agreement has been made, executed and delivered in the Commonwealth of Pennsylvania and will be construed in accordance with and governed by the laws of such Commonwealth.

          15.6 No Third Party Beneficiaries. The rights and benefits of this Agreement and the Loan Documents shall not inure to the benefit of any third party.

          15.7 Exhibits and Schedules. All exhibits and schedules attached hereto are hereby made a part of this Agreement.

          15.8 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

          15.9 No Joint Venture. Nothing contained herein is intended to permit or authorize Obligor to make any contract on behalf of Bank, nor shall this Agreement be construed as creating a partnership, joint venture or making Bank an investor in Obligor.

          15.10 Filing of Financing Statements. Copies or reproductions of this document or of any financing statement may be filed as a financing statement.

          15.11 Waiver of Right to Trial by Jury. OBLIGOR AND BANK WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AGREEMENT OR ANY OTHER

DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF OBLIGOR WITH RESPECT TO THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. OBLIGOR AND BANK AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF OBLIGOR AND BANK TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         IN WITNESS WHEREOF, the undersigned has executed this Security Agreement on the date first above written.

                              LIBERTY TECHNICAL SERVICES, INC.


                              By: /s/ Daniel G. Clare
                                  -----------------------------------
                                  Daniel G. Clare, Vice President and Secretary



     Bank hereby joins in this Agreement for the sole purpose of ratifying and confirming its consent to the provisions contained in Section 5.11 above.

                              FIRST UNION NATIONAL BANK


                              By: /s/ Suzanne S. Storm
                                  ----------------------------------
                                  Suzanne S. Storm, Senior Vice President

                         NAMES AND ADDRESSES OF OBLIGOR




                a) 8550 Dorchester Road, N. Charleston, SC 29420

                b) 555 North Lane, Conshohocken, PA 19428
































                                  SCHEDULE 5.3
                                       TO
                               SECURITY AGREEMENT

                               SECURITY AGREEMENT


     THIS SECURITY AGREEMENT ("Agreement") is executed this 27th day of February, 1997, by LIBERTY INTERNATIONAL INC., a Nevada corporation (the "Obligor"), in favor of FIRST UNION NATIONAL BANK (the "Bank"). Obligor, intending to be legally bound, hereby agrees as follows:

     1. DEFINITIONS. For purposes of this Agreement,

          1.1 "account", "account debtor", "chattel paper", "documents", "equipment", "general intangibles", "goods", "instrument", "inventory" and "proceeds" shall have the meanings given such terms in the Code.

          1.2 "Bank Indebtedness" shall have such meaning as provided therefor in the Loan Agreement.

          1.3 "Chief Executive Office" shall mean the place from which the main part of the business operations of Obligor are managed. Obligor's current Chief Executive Office is 555 North Lane, Conshohocken, Pennsylvania 19428.

          1.4 "Code" shall mean the Uniform Commercial Code as adopted by the Commonwealth of Pennsylvania, as the same may be amended from time to time.

          1.5 "Collateral" shall mean all existing and after-acquired accounts and inventory of Obligor and all proceeds thereof, including without limitation:

               (a) All present and future accounts and all other rights to the payment of money whether or not yet earned, for services rendered or goods sold, consigned, leased or furnished by Obligor or otherwise, together with (i) all goods (including any returned, rejected, repossessed or consigned goods), the sale, consignment, lease or other furnishings of which shall have given or may give rise to any of the foregoing, (ii) all of Obligor's rights as a consignor, consignee, unpaid vendor or other lienor in connection therewith, including stoppage in transit, set-off, detinue, replevin and reclamation, (iii) all general intangibles, contract rights, instruments and documents related to any accounts, (iv) all guaranties, mortgages, security interests, assignments, and other encumbrances on real or personal property, leases and other agreements or property securing or relating to any accounts, (v) choses-in-action, claims and judgments related to any accounts, and (vi) all products and proceeds of any of the foregoing.

               (b) All present and future inventory (including but not limited to goods held for sale or lease or furnished or to be furnished under contracts for service, raw materials, work-in-process, finished goods and goods used or consumed in Obligor's business) whether owned, consigned or held on consignment, together with all merchandise, component materials, supplies, packing, packaging and shipping materials, and all returned, rejected or repossessed goods sold, consigned, leased or otherwise furnished by Obligor and all products and proceeds of any of the foregoing.

               (c) All present and future general ledger sheets, files, records, books of account, invoices, bills, certificates or documents of ownership, bills of sale, business papers, correspondence, credit files, tapes, cards, computer runs and all other data and data storage systems whether in the possession of Obligor or any service bureau relating to, generated in connection with, or evidencing any of the items referenced in (a) or (b) above.

          1.6 "Event of Default" shall include any and all events described in
Section 7 below.

          1.7 "Loan Agreement" shall mean that certain Loan Agreement dated December 2, 1993 among, inter alios, Bank and Obligor, as amended, including, without limitation, by Third Amendment and Modification to Loan Agreement of even date and as the same may hereafter be amended from time to time.

          1.8 "Loan Documents" shall mean all agreements, documents and instruments evidencing the Bank Indebtedness and all agreements, documents and instruments collateral thereto, together with all amendments, replacements, increases, renewals and modifications thereof or thereto, including without limitation this Agreement and the Loan Agreement.

     2. SECURITY INTEREST. Obligor grants to Bank a security interest in and lien on the Collateral.

     3. EFFECT OF GRANT. The security interests in and liens on the Collateral granted to Bank by Obligor hereunder shall not be rendered void by the fact that no Bank Indebtedness exists as of a particular date, but shall continue in full force and effect until all Bank Indebtedness has been paid in full, Bank has no agreement or commitment outstanding pursuant to which Bank may extend credit to or on behalf of Obligor and Bank has executed and delivered termination statements and/or releases of Bank with respect to the Collateral.

     4. OBLIGATIONS SECURED. The Collateral and the continuing security interests granted therein shall secure the Bank Indebtedness. IT IS THE EXPRESS INTENTION OF OBLIGOR THAT THE COLLATERAL SHALL SECURE ALL EXISTING AND FUTURE BANK INDEBTEDNESS.

     5. REPRESENTATIONS. Obligor hereby represents and warrants as follows, which representations and warranties shall be true and correct as of the date hereof and, unless disclosed to and approved by Bank, at the time of the creation of any Bank Indebtedness and until all Bank Indebtedness has been paid in full:

          5.1 Title to Collateral. The Collateral is and will be owned by Obligor free and clear of all liens and other encumbrances of any kind (including liens or other encumbrances upon properties acquired or to be acquired under conditional sales agreements or other title retention devices), excepting only liens in favor of the Bank and those certain liens and encumbrances expressly permitted under Section 5.9 of the Loan Agreement. Obligor will defend the Collateral against any claims of all persons or entities other than the Bank or a permitted lienholder.

          5.2 Governmental Consents. Except as described in Section 4.10 of the Loan Agreement, no consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of Obligor is required in connection with the execution, delivery or performance by Obligor of this Agreement or the consummation of the transactions contemplated hereby.

          5.3 Addresses. The portions of the Collateral which are tangible (corporeal) property and Obligor's books and records pertaining thereto will at all times be located at the addresses set forth on Schedule 5.3 attached hereto; or such other location determined by Obligor after prior notice to Bank and delivery to Bank of any items requested by Bank in its reasonable discretion to maintain perfection and priority of Bank's security interests and liens and access to Obligor's books and records.

          5.4 Inventory Warranties. With respect to inventory from time to time scheduled, listed or referred to in any certificate, statement or report prepared by or for Obligor and delivered to Bank, Obligor warrants and represents that (a) such inventory is located at the address or addresses listed on Schedule 5.3 attached hereto and is not in transit; (b) Obligor has good, indefeasible and merchantable title to such inventory and such inventory is not subject to any lien or security interest whatsoever except for the prior, perfected security interest granted to Bank and any liens expressly permitted under Section 5.9 of the Loan Agreement; (c) to Obligor's knowledge and except as disclosed to Bank in writing, such inventory is of good and merchantable quality, free from any defects; (d) such inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties; and (e) the completion of the manufacture and sale or other disposition of such inventory by Bank following an Event of Default shall not require the consent of any person and shall not constitute a breach or default under any contract or agreement to which the Obligor is a party or to which the inventory is subject.

          5.5 Accounts Receivable Warranties. With respect to all accounts receivable from time to time scheduled, listed or referred to in any certificate, statement or report prepared by or for Obligor and delivered to Bank, Obligor warrants and represents that (a) the accounts are genuine, are in all material respects what they purport to be, and are not, except as disclosed and assigned to Bank in writing, evidenced by any chattel paper, note, instrument or judgment; (b) Obligor has good and marketable title to such accounts, except for liens expressly permitted under the Loan Agreement and, except as disclosed to Bank in writing, the accounts represent undisputed, bona fide transactions completed in accordance with the terms thereof and as represented to Bank; (c) to Borrower's knowledge, except as disclosed to Bank in writing, there are no setoffs, counterclaims or disputes existing or asserted with respect thereto and Obligor has not made any agreement with any account debtor for any deduction therefrom; (d) to Borrower's knowledge, except as disclosed to Bank in writing, there are no facts, events or occurrences which impair the validity or enforcement thereof or may reduce the amount payable thereunder as shown on any certificates, statements or reports prepared by or for Obligor and delivered to Bank, or on Obligor's books and records and all invoices and statements delivered to Bank with respect thereto; (e) to the best of Obligor's knowledge, all account debtors have the capacity to contract and are solvent; (f) the goods sold giving rise thereto are not subject to any lien, claim, encumbrance or security interest except that of Bank and except for liens expressly permitted under the Loan Agreement; (g) to the best of Obligor's knowledge, there are no proceedings or actions which are threatened or pending against any account debtor which might result in any material adverse change in such account debtor's financial condition; (h) the account is not an account with respect to which the account debtor is an affiliate of Obligor or a director, officer of employee of Obligor or its affiliates; (i) the account does not arise with respect to goods which have not been shipped or arise with respect to services which have not been fully performed and accepted as satisfactory by the account debtor; (j) the account is not an account with respect to which the account debtor's obligation to pay the account is conditional upon the account debtor's approval or is otherwise subject to any repurchase obligation or return right, as with sales made on a bill-and-hold, guaranteed sale, sale-and-return, or sale on approval basis; (k) to Borrower's knowledge, except as disclosed to Bank in writing, the amounts shown on the applicable certificates, statements, on Obligor's books and records and all invoices and statements which may be delivered to Bank with respect to such accounts are actually and absolutely owing to Obligor and are not in any way contingent; and (l) the accounts have not been sold, assigned or transferred to any other Person and no Person except Obligor has any claim thereto or (with the exception of the applicable account debtor) any claims to the goods sold.

          5.6 Accuracy of Representations and Warranties. No representation or warranty by Obligor contained herein or in any certificate or other document furnished by Obligor pursuant hereto or in connection herewith fails to contain any statement of material fact necessary to make such representation or warranty not misleading in light of the circumstances under which it was made. There is no fact which Obligor knows or should know and has not disclosed to Bank, which does or may materially and adversely affect Obligor, or any of its operations.

     6. COVENANTS. Obligor covenants and agrees that until the Bank Indebtedness have been paid in full, Obligor shall:

          6.1 Disposition of Assets. Not sell, lease, transfer or otherwise dispose of all, substantially all, or any material portion of the Collateral, except for sales of inventory in the ordinary course for fair consideration.

          6.2 Liens. Not create, incur or permit to exist any mortgage, pledge, encumbrance, lien, security interest or charge of any kind (including liens or charges upon properties acquired or to be acquired under conditional sales agreements or other title retention devices) on any of the Collateral, whether now owned or hereafter acquired, or upon any income or profits therefrom, except as permitted hereunder or under the Loan Documents.

          6.3 Insurance. Carry adequate insurance issued by responsible and financially sound insurers acceptable to Bank, in amounts acceptable to Bank (at least adequate to comply with any co-insurance provisions) and against all such liability and hazards as are usually carried by entities engaged in the same or a similar business similarly situated or as may be required by Bank in its reasonable discretion. Obligor will carry business interruption insurance in such amounts as may be required by Bank in its reasonable discretion. In the case of insurance on any of the Collateral Obligor shall carry insurance in the full insurable value thereof and cause Bank to be named as loss payee (with a lender's loss payable endorsement) with respect to all personal property, and additional insured with respect to all liability insurance, as its interests may appear with thirty (30) days' notice to be given Bank by the insurance carrier prior to cancellation or material modification of such insurance coverage.

     Obligor shall cause to be delivered to Bank the insurance policies therefor or in the alternative, evidence of insurance and at least thirty (30) business days prior to the expiration of any such insurance, additional policies or duplicates thereof or in the alternative, evidence of insurance evidencing the renewal of such insurance and payment of the premiums therefor. Obligor shall direct all insurers that in the event of any loss thereunder or the cancellation of any insurance policy, the insurers shall make payments for such loss and pay all returned or unearned premiums directly to Bank and not to Obligor and Bank jointly.

     In the event of any loss, Obligor will give Bank immediate notice thereof and Bank may make proof of loss whether the same is done by Obligor. Bank is granted a power of attorney by Obligor with full power of substitution to file any proof of loss in Obligor's or Bank's name, to endorse Obligor's name on any check, draft or other instrument evidencing insurance proceeds, and to take any action or sign any document to pursue any insurance loss claim. Such power being coupled with an interest is irrevocable.

     In the event of any loss, Bank, at its option, may (i) retain and apply all or any part of the insurance proceeds to reduce, in such order and amounts as Bank may elect the Bank Indebtedness, or (ii) disburse all or any part of such insurance proceeds to or for the benefit of Obligor for the purpose of repairing or replacing Collateral after receiving proof satisfactory to Bank of such repair or replacement, in either case without waiving or impairing the Bank Indebtedness or any provision of this Agreement. Any deficiency thereon shall be paid by Obligor to Bank upon demand. Obligor shall not take out any insurance without having Bank named as loss payee or additional insured thereon. Obligor shall bear the full risk of loss from any loss of any nature whatsoever with respect to the Collateral. Notwithstanding the foregoing, if no Event of Default has occurred and no event or circumstance exists which, upon the passage of time, delivery of notice or both would constitute any such Event of Default, Bank shall make insurance proceeds on the Collateral actually received by Bank available to Obligor if, as a result of Obligor's use of such proceeds, Bank receives replacement Collateral of the same type and value as those giving rise to the insurance proceeds or as Bank shall otherwise approve.

          6.4 Additional Documents and Future Actions. At its sole cost, take such actions and provide Bank from time to time with such agreements, financing statements and additional instruments, documents or information as the Bank may in its reasonable discretion deem necessary or advisable to perfect, protect and maintain the security interests in the Collateral, to permit Bank to protect its interest in the Collateral, or to carry out the terms of the Loan Documents. Obligor hereby authorizes and appoints Bank as its attorney-in-fact, with full power of substitution, to take such actions as Bank may deem advisable in its reasonable discretion to protect the Collateral and its interests thereon and its rights hereunder, to execute on Obligor's behalf and file at Obligor's expense financing statements, and amendments thereto, in those public offices deemed necessary or appropriate by Bank to establish, maintain and protect a continuously perfected security interest in the Collateral, and to execute on Obligor's behalf such other documents and notices as Bank may deem advisable in its reasonable discretion to protect the Collateral and its interests therein and its rights hereunder. Such power being coupled with an interest is irrevocable. Obligor irrevocably authorizes the filing of a carbon, photographic or other copy of this Agreement, or of a financing statement, as a financing statement and agrees that such filing is sufficient as a financing statement.

          6.5 Government Contracts. Promptly notify Bank if any of Obligor's accounts arise out of contracts with any department, agency or instrumentality of the United States or any State, Commonwealth or municipality and execute any instruments and take any steps required by Bank in order that all moneys due and to become due under any such contracts shall be assigned to Bank and notice thereof given to the United States under the Federal Assignment of Claims Act or any other applicable law, statute or regulation.

          6.6 Name or Address Change. Not change its name or address except upon thirty (30) days prior written notice to Bank and delivery to Bank of any items requested by Bank to maintain perfection and priority of Bank's security interests and access to Obligor's books and records.

          6.7 Inspections. Permit officers of Bank, or such persons as any of them may designate, to visit and inspect any of the properties of Obligor, examine (either by Bank's employees or by independent accountants) any of the Collateral or other assets of Obligor, including the books of account of Obligor, and discuss the affairs, finances and accounts of Obligor with its officers and with its independent accountants, at such times as Bank may desire. Prior to the occurrence of an Event of Default, Bank shall conduct such visits and inspections during normal business hours and after prior notice to Obligor.

          6.8 Requested Information. With reasonable promptness, deliver to Bank all financial information in respect of the condition, operation and affairs of Obligor and the Collateral as Bank may reasonably request from time to time.

     7. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an event of default hereunder:

          7.1 The occurrence of any Event of Default under the Loan Agreement or any of the other Loan Documents;

          7.2 The failure of Obligor to duly perform or observe any obligation, covenant or agreement on its part contained herein which is not cured within any applicable grace or cure period under the Loan Agreement;

          7.3 Any representation or warranty of Obligor contained herein is discovered to be untrue in any material respect or any statement, certificate or data furnished by Obligor pursuant hereto is discovered to be untrue in any material respect as of the date as of which the facts therein set forth are stated or certified; and/or

          7.4 Any material uninsured damage to, or loss, theft, or destruction of, any of the Collateral occurs.

     8. REMEDIES OF BANK.

          8.1 Remedies. At the option of the Bank, upon the occurrence of an Event of Default, or at any time thereafter:

               (a) The entire unpaid principal of the Bank Indebtedness, or any part thereof, all interest accrued thereon, all fees due hereunder and all other obligations of Obligor to Bank hereunder or under any other agreement, note or otherwise arising will become immediately due and payable without any further demand or notice;

               (b) Bank may enter the premises occupied by Obligor and take possession of the Collateral and any records relating thereto; and/or

               (c) Bank may exercise each and every right and remedy granted to it under the Loan Documents, under the Code and under any other applicable law or at equity.

          8.2 Sale or Other Disposition of Collateral. The sale, lease or other disposition of the Collateral, or any part thereof, by Bank after an Event of Default may be for cash, credit or any combination thereof, and Bank may purchase all or any part of the Collateral at public or, if permitted by law, private sale, and in lieu of actual payment of such purchase price, may set-off the amount of such purchase price against the Bank Indebtedness then owing. Any sales of the Collateral may be adjourned from time to time with or without notice. The Bank may cause the Collateral to remain on Obligor's premises or otherwise or to be removed and stored at premises owned by other persons, at Obligor's expense, pending sale or other disposition of the Collateral. Obligor, at Bank's request, shall assemble the Collateral consisting of inventory and tangible assets and make such assets available to Bank at a place to be designated by Bank. Bank shall have the right to conduct such sales on Obligor's premises, at Obligor's expense, or elsewhere, on such occasion or occasions as Bank may see fit. Any notice required to be given by Bank of a sale, lease or other disposition or other intended action by Bank with respect to any of the Collateral which is deposited in the United States mail, postage prepaid and duly addressed to Obligor at the address specified in Section 11 below, at least five (5) business days prior to such proposed action, shall constitute fair and reasonable notice to Obligor of any such action. The net proceeds realized by Bank upon any such sale or other disposition, after deduction for the expenses of retaking, holding, storing, transporting, preparing for sale, selling or otherwise disposing of the Collateral incurred by Bank in connection therewith and all other reasonable costs and expenses related thereto including reasonable attorney fees, shall be applied in such order as Bank, in its sole discretion, elects, toward satisfaction of the Bank Indebtedness. Bank shall account to Obligor for any surplus realized upon such sale or other disposition, and Obligor shall remain liable for any deficiency. The commencement of any action, legal or equitable, or the rendering of any judgment or decree for any deficiency shall not affect

Bank's security interest in the Collateral. Obligor agrees that Bank has no obligation to preserve rights to the Collateral against any other parties. Bank is hereby granted a license or other right to use, after an Event of Default, without charge, Obligor's labels, general intangibles, intellectual property, equipment, real estate, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale and selling any inventory or other Collateral and Obligor's rights under all contracts, licenses, leases and franchise agreements shall inure to Bank's benefit. Bank shall be under no obligation to marshall any assets in favor of Obligor or any other party or against or in payment of any or all of the Bank Indebtedness.

          8.3 Actions with Respect to Accounts. Obligor hereby irrevocably makes, constitutes and appoints Bank (and any of Bank's designated officers, employees or agents) as Obligor's true and lawful attorney-in-fact, with full power of substitution, with power to sign Obligor's name and to take any of the following actions, in Obligor's name or the name of Bank, as Bank may determine in its reasonable discretion, without notice to Obligor and at Obligor's expense:

               (a) Verify the validity and amount of or any other matter relating to the Collateral by mail, telephone, telecopy or otherwise;

               (b) Upon the occurrence of an Event of Default, notify all account debtors that Obligor's accounts have been assigned to Bank and that Bank has a security interest therein;

               (c) Upon the occurrence of an Event of Default, direct all account debtors to make payment of all Obligor's accounts directly to Bank and forward invoices directly to such account debtors;

               (d) Upon the occurrence of an Event of Default, take control in any manner of any cash or non-cash items of payment or proceeds of such accounts;

               (e) Upon the occurrence of an Event of Default, notify the United States Postal Service to change the address for delivery of mail addressed to Obligor to such address as Bank may designate;

               (f) Upon the occurrence of an Event of Default, have access to any lockbox or postal boxes into which Obligor's mail is deposited and receive, open and dispose of all mail addressed to Obligor;

               (g) Upon the occurrence of an Event of Default, take control in any manner of any rejected, returned, stopped in transit or repossessed goods relating to any accounts;

               (h) Upon the occurrence of an Event of Default, enforce payment of and collect any accounts, by legal proceedings or otherwise, and for such purpose Bank may:

                    (1) Demand payment of any accounts or direct any account debtors to make payment of accounts directly to Bank;

                    (2) Receive and collect all monies due or to become due to Obligor;

                    (3) Exercise all of Obligor's rights and remedies with respect to the collection of accounts;

                    (4) Settle, adjust, compromise, extend, renew, discharge or release the accounts;

                    (5) Sell or assign the accounts on such terms, for such amount and at such times as Bank deems advisable;

                    (6) Prepare, file and sign Obligor's name or names on any Proof of Claim or similar document in any proceeding filed under federal or state bankruptcy, insolvency, reorganization or other similar law as to any account debtor;

                    (7) Prepare, file and sign Obligor's name or names on any Notice of Lien, Claim of Mechanic's Lien, Assignment or Satisfaction of Lien or Mechanic's Lien or similar document in connection with the Collateral;

                    (8) Endorse the name of Obligor upon any chattel papers, documents, instruments, invoices, freight bills, bills of lading or similar documents or agreements relating to the accounts or goods pertaining thereto or upon any checks or other media of payment or evidences of a security interest that may come into Bank's possession;

                    (9) Sign the name of Obligor to verifications of accounts and notices thereof sent by account debtors to Obligor; or

                    (10) Take all other actions necessary or desirable, as determined by Bank in its reasonable discretion, to protect Obligor's or Bank's interest in the accounts.

Obligor ratifies and approves all acts of said attorneys and agrees that said attorneys shall not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law, except willful misconduct or gross negligence. This power, being coupled with an interest, is irrevocable. Obligor agrees to assist the Bank in the collection and enforcement of its accounts and not to hinder, delay or impede the Bank on its collection or enforcement of said accounts.

          8.4 Set-Off. Without limiting the rights of Bank under applicable law, Bank has and may exercise a right of set-off, a lien against and a security interest in all property of Obligor now or at any time in Bank's possession in any capacity whatsoever, including but not limited to any balance of any deposit, trust or agency account, or any other bank account with Bank, but expressly including any separate segregated account containing contributions to an employee retirement plan or payments for federal withholding taxes, as security for all obligations of Obligor to Bank under the Loan Documents or otherwise. At any time and from time to time following the occurrence of an Event of Default, Bank may without notice or demand, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Bank to or for the credit of Obligor against any or all of the Bank Indebtedness and the Obligor's obligations under the Loan Documents.

     If any bank account of Obligor with Bank is attached or otherwise liened or levied upon by any third party, Bank need not await the running of any applicable grace period hereunder, but Bank shall have and be deemed to have the immediate right of set-off and may apply the funds or amount thus set-off against Obligor's obligations to the Bank.

          8.5 Delay or Omission Not Waiver. Neither the failure nor any delay on the part of Bank to exercise any right, remedy, power or privilege under the Loan Documents upon the occurrence of any Event of Default or otherwise shall operate as a waiver thereof or impair any such right, remedy, power or privilege. No waiver of any Event of Default shall affect any later Event of Default or shall impair any rights of Bank. No single, partial or full exercise of any rights, remedies, powers and privileges by the Bank shall preclude further or other exercise thereof. No course of dealing between Bank and Obligor shall operate as or be deemed to constitute a waiver of Bank's rights under the Loan Documents or affect the duties or obligations of Obligor.

          8.6 Remedies Cumulative; Consents. The rights, remedies, powers and privileges provided for herein shall not be deemed exclusive, but shall be cumulative and shall be in addition to all other rights, remedies, powers and privileges in Bank's favor at law or in equity. Whenever the Bank's consent or approval is required or permitted, such consent or approval shall be at the sole and absolute discretion of Bank.

     9. CERTAIN FEES, COSTS, EXPENSES AND EXPENDITURES. Obligor agrees to pay on demand all reasonable costs and expenses of Bank, including without limitation:

          9.1 All costs and expenses in connection with the preparation, review, negotiation, execution, delivery and administration of the Loan Documents, and the other documents to be delivered in connection therewith, or any amendments, extensions and increases to any of the foregoing (including, without limitation, reasonable attorney's fees and expenses, and the cost of appraisals and reappraisals of Collateral), and the cost of periodic lien searches and tax clearance certificates, as Bank deems advisable;

          9.2 All losses, costs and expenses in connection with the enforcement, protection and preservation of the Bank's rights or remedies under the Loan Documents, or any other agreement relating to any Obligations, or in connection with legal advice relating to the rights or responsibilities of Bank (including without limitation court costs, reasonable attorney's fees and expenses of accountants and appraisers); and

          9.3 Any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of the Loan Documents, and all liabilities to which Bank may become subject as the result of delay in paying or omission to pay such taxes.

     In the event Obligor shall fail to pay taxes, insurance, assessments, costs or expenses which it is required to pay hereunder, or fails to keep the Collateral free from security interests or lien (except as expressly permitted herein), or fails to maintain or repair the Collateral as required hereby, or otherwise breaches any obligations under the Loan Documents, Bank in its reasonable discretion, may make expenditures for such purposes and the amount so expended (including reasonable attorney's fees and expenses, filing fees and other charges) shall be payable by Obligor on demand and shall constitute part of the Bank Indebtedness.

     In the event any action at law or in equity in connection with the Loan Documents, the Bank Indebtedness or matters collateral thereto is terminated adverse to Obligor, Obligor will pay all attorneys' fees and legal costs incurred by Bank in connection with such actions.

     With respect to any amount required to be paid by Obligor under this Section, in the event Obligor fails to pay such amount on demand, Obligor shall also pay to Bank interest thereon at the default rate set forth in Section 2.2 of the Loan Agreement. Obligor's obligations under this Section shall survive termination of this Agreement.

     10. TIME IS OF THE ESSENCE. Time is of the essence in Obligor's performance of its obligations under the Loan Documents.

     11. COMMUNICATIONS AND NOTICES. All notices, requests and other communications made or given in connection with this Agreement shall be in writing and, unless receipt is stated herein to be required, shall be deemed to have been validly given if delivered personally to the individual or division or department to whose attention notices to a party are to be addressed, or by private carrier, telecopy (with original forwarded by first class mail), or registered or certified mail, return receipt requested, in all cases with postage prepaid, addressed as follows, until some other address (or individual or division or department for attention) shall have been designated by notice given by one party to the other:

         To Obligor:

                  Liberty International Inc.
                  555 North Lane, Suite _____
                  Conshohocken, PA 19428
                  Attention:  Daniel G. Clare, Vice President-Finance
                                                and Chief Financial Officer
                  Telecopy Number: (610) 834-0346

         With a copy to:

                  Pepper, Hamilton & Scheetz
                  1235 Westlakes Drive, Suite 400
                  Berwyn, PA 19312
                  Attention:   James D. Rosener, Esquire
                  Telecopier:  (610) 640-7835

         To Bank:

                  First Union National Bank
                  123 South Broad Street, PA1310
                  Philadelphia, PA  19109
                  Attention:  Suzanne S. Storm, Senior Vice President
                  Telecopier: (215) 985-3555

         With a copy to:

                  Wolf, Block, Schorr and Solis-Cohen
                  350 Sentry Parkway, Building 640
                  P.O. Box 3038
                  Blue Bell, Pennsylvania  19422
                  Attention:   Katherine F. Bastian, Esquire
                  Telecopier:  (610) 238-0305 or 238-0374

     12. LIMITATION ON LIABILITY. Obligor shall be responsible for and Bank is hereby released from any claim or liability in connection with:

          12.1 Safekeeping any Collateral;

          12.2 Any loss or damage to any Collateral;

          12.3 Any diminution in value of the Collateral; or

          12.4 Any act or default of another person or entity.

         Bank shall only be liable for any act or omission on its part constituting willful misconduct or gross negligence. In the event that Bank breaches its required standard of conduct, Obligor agrees that its liability shall be only for direct damages suffered and shall not extend to consequential or incidental damages. In the event Obligor brings suit against Bank in connection with the transactions contemplated hereunder and Bank is found not to be liable, Obligor will indemnify and hold Bank harmless from all costs and expenses, including attorney's fees, incurred by Bank in connection with such suit. Nothing contained herein, however, relieves Bank from any obligation, if any, imposed on a secured creditor under the Code with respect to safekeeping of collateral.

         13. WAIVERS. In connection with any proceedings hereunder or in connection with any of the Bank Indebtedness, including without limitation any action by Bank in replevin, foreclosure or other court process or in connection with any other action related to the Bank Indebtedness or the transactions contemplated hereunder, Obligor waives:

          13.1 all errors, defects and imperfections in such proceedings;

          13.2 all benefits under any present or future laws exempting any property, real or personal, or any part of any proceeds thereof from attachment, levy or sale under execution, or providing for any stay of execution to be issued on any judgment recovered in connection with the Bank Indebtedness or in any replevin or foreclosure proceeding, or otherwise providing for any valuation, appraisal or exemption;

          13.3 all rights to inquisition on any real estate, which real estate may be levied upon pursuant to a judgment obtained in connection with any of the Bank Indebtedness and sold upon any writ of execution issued thereon in whole or in part, in any order desired by Bank;

          13.4 presentment for payment, demand, notice of demand, notice of non-payment, protest and notice of protest of any of the Bank Indebtedness;

          13.5 any requirement for bonds, security or sureties required by statute, court rule or otherwise;

          13.6 any demand for possession of Collateral prior to commencement of any suit; and

          13.7 all rights to claim or recover attorney's fees and costs in the event that Obligor is successful in any action to remove, suspend or enforce a judgment entered by confession.

     14. EXCLUSIVE JURISDICTION. Obligor hereby consents to the exclusive jurisdiction of any state or federal court located within the Commonwealth of Pennsylvania, and irrevocably agrees that, subject to the Bank's election, all actions or proceedings relating to the Loan Documents or the transactions contemplated hereunder shall be litigated in such courts, and Obligor waives any objection which it may have based on improper venue or forum non conveniens to the conduct of any proceeding in any such court and waives personal service of any and all process upon it, and consents that all such service of process be made by mail or messenger directed to it at the address set forth in Section 11. Nothing contained in this Section 14 shall affect the right of Bank to serve legal process in any other manner permitted by law or affect the right of Bank to bring any action or proceeding against Obligor or its property in the courts of any other jurisdiction.

     15. MISCELLANEOUS PROVISIONS.

          15.1 Severability. The provisions of this Agreement and all other Loan Documents are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

          15.2 Headings. The headings of the Articles, Sections, paragraphs and clauses of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

          15.3 Binding Effect. This Agreement and all rights and powers granted hereby will bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

          15.4 Amendment. No modification of this Agreement or any of the Loan Documents shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

          15.5 Governing Law. This Agreement has been made, executed and delivered in the Commonwealth of Pennsylvania and will be construed in accordance with and governed by the laws of such Commonwealth.

          15.6 No Third Party Beneficiaries. The rights and benefits of this Agreement and the Loan Documents shall not inure to the benefit of any third party.

          15.7 Exhibits and Schedules. All exhibits and schedules attached hereto are hereby made a part of this Agreement.

          15.8 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

          15.9 No Joint Venture. Nothing contained herein is intended to permit or authorize Obligor to make any contract on behalf of Bank, nor shall this Agreement be construed as creating a partnership, joint venture or making Bank an investor in Obligor.

          15.10 Filing of Financing Statements. Copies or reproductions of this document or of any financing statement may be filed as a financing statement.

          15.11 Waiver of Right to Trial by Jury. OBLIGOR AND BANK WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF OBLIGOR WITH RESPECT TO THIS AGREEMENT OR ANY OTHER

DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. OBLIGOR AND BANK AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF OBLIGOR AND BANK TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

          IN WITNESS WHEREOF, the undersigned has executed this Security Agreement on the date first above written.

                              LIBERTY INTERNATIONAL INC.


                              By: /s/ Daniel G. Clare
                                  ---------------------------------
                                  Daniel G. Clare, Vice President and Secretary




     Bank hereby joins in this Agreement for the sole purpose of ratifying and confirming its consent to the provisions contained in Section 5.11 above.

                              FIRST UNION NATIONAL BANK


                              By: /s/ Suzanne S. Storm
                                  ---------------------------------
                                  Suzanne S. Storm, Senior Vice President

                         NAMES AND ADDRESSES OF OBLIGOR




                     555 North Lane, Conshohocken, PA 19428


































                                  SCHEDULE 5.3
                                       TO
                               SECURITY AGREEMENT

                               SECURITY AGREEMENT


     THIS SECURITY AGREEMENT ("Agreement") is executed this 27th day of February, 1997, by BETA MONITORS INTERNATIONAL, INC., a Nevada corporation (the "Obligor"), in favor of FIRST UNION NATIONAL BANK (the "Bank"). Obligor, intending to be legally bound, hereby agrees as follows:

     1. DEFINITIONS. For purposes of this Agreement,

          1.1 "account", "account debtor", "chattel paper", "documents", "equipment", "general intangibles", "goods", "instrument", "inventory" and "proceeds" shall have the meanings given such terms in the Code.

          1.2 "Bank Indebtedness" shall have such meaning as provided therefor in the Loan Agreement.

          1.3 "Chief Executive Office" shall mean the place from which the main part of the business operations of Obligor are managed. Obligor's current Chief Executive Office is 8885 Monroe Road, Houston, TX 77061.

          1.4 "Code" shall mean the Uniform Commercial Code as adopted by the Commonwealth of Pennsylvania, as the same may be amended from time to time.

          1.5 "Collateral" shall mean all existing and after-acquired accounts and inventory of Obligor and all proceeds thereof, including without limitation:

               (a) All present and future accounts and all other rights to the payment of money whether or not yet earned, for services rendered or goods sold, consigned, leased or furnished by Obligor or otherwise, together with (i) all goods (including any returned, rejected, repossessed or consigned goods), the sale, consignment, lease or other furnishings of which shall have given or may give rise to any of the foregoing, (ii) all of Obligor's rights as a consignor, consignee, unpaid vendor or other lienor in connection therewith, including stoppage in transit, set-off, detinue, replevin and reclamation, (iii) all general intangibles, contract rights, instruments and documents related to any accounts, (iv) all guaranties, mortgages, security interests, assignments, and other encumbrances on real or personal property, leases and other agreements or property securing or relating to any accounts, (v) choses-in-action, claims and judgments related to any accounts, and (vi) all products and proceeds of any of the foregoing.

               (b) All present and future inventory (including but not limited to goods held for sale or lease or furnished or to be furnished under contracts for service, raw materials, work-in-process, finished goods and goods used or consumed in Obligor's business) whether owned, consigned or held on consignment, together with all merchandise, component materials, supplies, packing, packaging and shipping materials, and all returned, rejected or repossessed goods sold, consigned, leased or otherwise furnished by Obligor and all products and proceeds of any of the foregoing.

               (c) All present and future general ledger sheets, files, records, books of account, invoices, bills, certificates or documents of ownership, bills of sale, business papers, correspondence, credit files, tapes, cards, computer runs and all other data and data storage systems whether in the possession of Obligor or any service bureau relating to, generated in connection with, or evidencing any of the items referenced in (a) or (b) above.

          1.6 "Event of Default" shall include any and all events described in
Section 7 below.


          1.7 "Loan Agreement" shall mean that certain Loan Agreement dated December 2, 1993 among, inter alios, Bank and Obligor, as amended, including, without limitation, by Third Amendment and Modification to Loan Agreement of even date and as the same may hereafter be amended from time to time.

          1.8 "Loan Documents" shall mean all agreements, documents and instruments evidencing the Bank Indebtedness and all agreements, documents and instruments collateral thereto, together with all amendments, replacements, increases, renewals and modifications thereof or thereto, including without limitation this Agreement and the Loan Agreement.

     2. SECURITY INTEREST. Obligor grants to Bank a security interest in and lien on the Collateral.

     3. EFFECT OF GRANT. The security interests in and liens on the Collateral granted to Bank by Obligor hereunder shall not be rendered void by the fact that no Bank Indebtedness exists as of a particular date, but shall continue in full force and effect until all Bank Indebtedness has been paid in full, Bank has no agreement or commitment outstanding pursuant to which Bank may extend credit to or on behalf of Obligor and Bank has executed and delivered termination statements and/or releases of Bank with respect to the Collateral.

     4. OBLIGATIONS SECURED. The Collateral and the continuing security interests granted therein shall secure the Bank Indebtedness. IT IS THE EXPRESS INTENTION OF OBLIGOR THAT THE COLLATERAL SHALL SECURE ALL EXISTING AND FUTURE BANK INDEBTEDNESS.

     5. REPRESENTATIONS. Obligor hereby represents and warrants as follows, which representations and warranties shall be true and correct as of the date hereof and, unless disclosed to and approved by Bank, at the time of the creation of any Bank Indebtedness and until all Bank Indebtedness has been paid in full:

          5.1 Title to Collateral. The Collateral is and will be owned by Obligor free and clear of all liens and other encumbrances of any kind (including liens or other encumbrances upon properties acquired or to be acquired under conditional sales agreements or other title retention devices), excepting only liens in favor of the Bank and those certain liens and encumbrances expressly permitted under Section 5.9 of the Loan Agreement. Obligor will defend the Collateral against any claims of all persons or entities other than the Bank or a permitted lienholder.

          5.2 Governmental Consents. Except as described in Section 4.10 of the Loan Agreement, no consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of Obligor is required in connection with the execution, delivery or performance by Obligor of this Agreement or the consummation of the transactions contemplated hereby.

          5.3 Addresses. The portions of the Collateral which are tangible (corporeal) property and Obligor's books and records pertaining thereto will at all times be located at the addresses set forth on Schedule 5.3 attached hereto; or such other location determined by Obligor after prior notice to Bank and delivery to Bank of any items requested by Bank in its reasonable discretion to maintain perfection and priority of Bank's security interests and liens and access to Obligor's books and records.

          5.4 Inventory Warranties. With respect to inventory from time to time scheduled, listed or referred to in any certificate, statement or report prepared by or for Obligor and delivered to Bank, Obligor warrants and represents that (a) such inventory is located at the address or addresses listed on Schedule 5.3 attached hereto and is not in transit; (b) Obligor has good, indefeasible and merchantable title to such inventory and such inventory is not subject to any lien or security interest whatsoever except for the prior, perfected security interest granted to Bank and any liens expressly permitted under Section 5.9 of the Loan Agreement; (c) to Obligor's knowledge and except as disclosed to Bank in writing, such inventory is of good and merchantable quality, free from any defects; (d) such inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties; and (e) the completion of the manufacture and sale or other disposition of such inventory by Bank following an Event of Default shall not require the consent of any person and shall not constitute a breach or default under any contract or agreement to which the Obligor is a party or to which the inventory is subject.

          5.5 Accounts Receivable Warranties. With respect to all accounts receivable from time to time scheduled, listed or referred to in any certificate, statement or report prepared by or for Obligor and delivered to Bank, Obligor warrants and represents that (a) the accounts are genuine, are in all material respects what they purport to be, and are not, except as disclosed and assigned to Bank in writing, evidenced by any chattel paper, note, instrument or judgment; (b) Obligor has good and marketable title to such accounts, except for liens expressly permitted under the Loan Agreement and, except as disclosed to Bank in writing, the accounts represent undisputed, bona fide transactions completed in accordance with the terms thereof and as represented to Bank; (c) to Borrower's knowledge, except as disclosed to Bank in writing, there are no setoffs, counterclaims or disputes existing or asserted with respect thereto and Obligor has not made any agreement with any account debtor for any deduction therefrom; (d) to Borrower's knowledge, except as disclosed to Bank in writing, there are no facts, events or occurrences which impair the validity or enforcement thereof or may reduce the amount payable thereunder as shown on any certificates, statements or reports prepared by or for Obligor and delivered to Bank, or on Obligor's books and records and all invoices and statements delivered to Bank with respect thereto; (e) to the best of Obligor's knowledge, all account debtors have the capacity to contract and are solvent; (f) the goods sold giving rise thereto are not subject to any lien, claim, encumbrance or security interest except that of Bank and except for liens expressly permitted under the Loan Agreement; (g) to the best of Obligor's knowledge, there are no proceedings or actions which are threatened or pending against any account debtor which might result in any material adverse change in such account debtor's financial condition; (h) the account is not an account with respect to which the account debtor is an affiliate of Obligor or a director, officer of employee of Obligor or its affiliates; (i) the account does not arise with respect to goods which have not been shipped or arise with respect to services which have not been fully performed and accepted as satisfactory by the account debtor; (j) the account is not an account with respect to which the account debtor's obligation to pay the account is conditional upon the account debtor's approval or is otherwise subject to any repurchase obligation or return right, as with sales made on a bill-and-hold, guaranteed sale, sale-and-return, or sale on approval basis; (k) to Borrower's knowledge, except as disclosed to Bank in writing, the amounts shown on the applicable certificates, statements, on Obligor's books and records and all invoices and statements which may be delivered to Bank with respect to such accounts are actually and absolutely owing to Obligor and are not in any way contingent; and (l) the accounts have not been sold, assigned or transferred to any other Person and no Person except Obligor has any claim thereto or (with the exception of the applicable account debtor) any claims to the goods sold.

          5.6 Accuracy of Representations and Warranties. No representation or warranty by Obligor contained herein or in any certificate or other document furnished by Obligor pursuant hereto or in connection herewith fails to contain any statement of material fact necessary to make such representation or warranty not misleading in light of the circumstances under which it was made. There is no fact which Obligor knows or should know and has not disclosed to Bank, which does or may materially and adversely affect Obligor, or any of its operations.

     6. COVENANTS. Obligor covenants and agrees that until the Bank Indebtedness have been paid in full, Obligor shall:

          6.1 Disposition of Assets. Not sell, lease, transfer or otherwise dispose of all, substantially all, or any material portion of the Collateral, except for sales of inventory in the ordinary course for fair consideration.

          6.2 Liens. Not create, incur or permit to exist any mortgage, pledge, encumbrance, lien, security interest or charge of any kind (including liens or charges upon properties acquired or to be acquired under conditional sales agreements or other title retention devices) on any of the Collateral, whether now owned or hereafter acquired, or upon any income or profits therefrom, except as permitted hereunder or under the Loan Documents.

          6.3 Insurance. Carry adequate insurance issued by responsible and financially sound insurers acceptable to Bank, in amounts acceptable to Bank (at least adequate to comply with any co-insurance provisions) and against all such liability and hazards as are usually carried by entities engaged in the same or a similar business similarly situated or as may be required by Bank in its reasonable discretion. Obligor will carry business interruption insurance in such amounts as may be required by Bank in its reasonable discretion. In the case of insurance on any of the Collateral Obligor shall carry insurance in the full insurable value thereof and cause Bank to be named as loss payee (with a lender's loss payable endorsement) with respect to all personal property, and additional insured with respect to all liability insurance, as its interests may appear with thirty (30) days' notice to be given Bank by the insurance carrier prior to cancellation or material modification of such insurance coverage.

     Obligor shall cause to be delivered to Bank the insurance policies therefor or in the alternative, evidence of insurance and at least thirty (30) business days prior to the expiration of any such insurance, additional policies or duplicates thereof or in the alternative, evidence of insurance evidencing the renewal of such insurance and payment of the premiums therefor. Obligor shall direct all insurers that in the event of any loss thereunder or the cancellation of any insurance policy, the insurers shall make payments for such loss and pay all returned or unearned premiums directly to Bank and not to Obligor and Bank jointly.

     In the event of any loss, Obligor will give Bank immediate notice thereof and Bank may make proof of loss whether the same is done by Obligor. Bank is granted a power of attorney by Obligor with full power of substitution to file any proof of loss in Obligor's or Bank's name, to endorse Obligor's name on any check, draft or other instrument evidencing insurance proceeds, and to take any action or sign any document to pursue any insurance loss claim. Such power being coupled with an interest is irrevocable.

     In the event of any loss, Bank, at its option, may (i) retain and apply all or any part of the insurance proceeds to reduce, in such order and amounts as Bank may elect the Bank Indebtedness, or (ii) disburse all or any part of such insurance proceeds to or for the benefit of Obligor for the purpose of repairing or replacing Collateral after receiving proof satisfactory to Bank of such repair or replacement, in either case without waiving or impairing the Bank Indebtedness or any provision of this Agreement. Any deficiency thereon shall be paid by Obligor to Bank upon demand. Obligor shall not take out any insurance without having Bank named as loss payee or additional insured thereon. Obligor shall bear the full risk of loss from any loss of any nature whatsoever with respect to the Collateral. Notwithstanding the foregoing, if no Event of Default has occurred and no event or circumstance exists which, upon the passage of time, delivery of notice or both would constitute any such Event of Default, Bank shall make insurance proceeds on the Collateral actually received by Bank available to Obligor if, as a result of Obligor's use of such proceeds, Bank receives replacement Collateral of the same type and value as those giving rise to the insurance proceeds or as Bank shall otherwise approve.

          6.4 Additional Documents and Future Actions. At its sole cost, take such actions and provide Bank from time to time with such agreements, financing statements and additional instruments, documents or information as the Bank may in its reasonable discretion deem necessary or advisable to perfect, protect and maintain the security interests in the Collateral, to permit Bank to protect its interest in the Collateral, or to carry out the terms of the Loan Documents. Obligor hereby authorizes and appoints Bank as its attorney-in-fact, with full power of substitution, to take such actions as Bank may deem advisable in its reasonable discretion to protect the Collateral and its interests thereon and its rights hereunder, to execute on Obligor's behalf and file at Obligor's expense financing statements, and amendments thereto, in those public offices deemed necessary or appropriate by Bank to establish, maintain and protect a continuously perfected security interest in the Collateral, and to execute on Obligor's behalf such other documents and notices as Bank may deem advisable in its reasonable discretion to protect the Collateral and its interests therein and its rights hereunder. Such power being coupled with an interest is irrevocable. Obligor irrevocably authorizes the filing of a carbon, photographic or other copy of this Agreement, or of a financing statement, as a financing statement and agrees that such filing is sufficient as a financing statement.

          6.5 Government Contracts. Promptly notify Bank if any of Obligor's accounts arise out of contracts with any department, agency or instrumentality of the United States or any State, Commonwealth or municipality and execute any instruments and take any steps required by Bank in order that all moneys due and to become due under any such contracts shall be assigned to Bank and notice thereof given to the United States under the Federal Assignment of Claims Act or any other applicable law, statute or regulation.

          6.6 Name or Address Change. Not change its name or address except upon thirty (30) days prior written notice to Bank and delivery to Bank of any items requested by Bank to maintain perfection and priority of Bank's security interests and access to Obligor's books and records.

          6.7 Inspections. Permit officers of Bank, or such persons as any of them may designate, to visit and inspect any of the properties of Obligor, examine (either by Bank's employees or by independent accountants) any of the Collateral or other assets of Obligor, including the books of account of Obligor, and discuss the affairs, finances and accounts of Obligor with its officers and with its independent accountants, at such times as Bank may desire. Prior to the occurrence of an Event of Default, Bank shall conduct such visits and inspections during normal business hours and after prior notice to Obligor.

          6.8 Requested Information. With reasonable promptness, deliver to Bank all financial information in respect of the condition, operation and affairs of Obligor and the Collateral as Bank may reasonably request from time to time.

     7. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an event of default hereunder:

          7.1 The occurrence of any Event of Default under the Loan Agreement or any of the other Loan Documents;

          7.2 The failure of Obligor to duly perform or observe any obligation, covenant or agreement on its part contained herein which is not cured within any applicable grace or cure period under the Loan Agreement;

          7.3 Any representation or warranty of Obligor contained herein is discovered to be untrue in any material respect or any statement, certificate or data furnished by Obligor pursuant hereto is discovered to be untrue in any material respect as of the date as of which the facts therein set forth are stated or certified; and/or

          7.4 Any material uninsured damage to, or loss, theft, or destruction of, any of the Collateral occurs.

     8. REMEDIES OF BANK.

          8.1 Remedies. At the option of the Bank, upon the occurrence of an Event of Default, or at any time thereafter:

               (a) The entire unpaid principal of the Bank Indebtedness, or any part thereof, all interest accrued thereon, all fees due hereunder and all other obligations of Obligor to Bank hereunder or under any other agreement, note or otherwise arising will become immediately due and payable without any further demand or notice;

               (b) Bank may enter the premises occupied by Obligor and take possession of the Collateral and any records relating thereto; and/or

               (c) Bank may exercise each and every right and remedy granted to it under the Loan Documents, under the Code and under any other applicable law or at equity.

          8.2 Sale or Other Disposition of Collateral. The sale, lease or other disposition of the Collateral, or any part thereof, by Bank after an Event of Default may be for cash, credit or any combination thereof, and Bank may purchase all or any part of the Collateral at public or, if permitted by law, private sale, and in lieu of actual payment of such purchase price, may set-off the amount of such purchase price against the Bank Indebtedness then owing. Any sales of the Collateral may be adjourned from time to time with or without notice. The Bank may cause the Collateral to remain on Obligor's premises or otherwise or to be removed and stored at premises owned by other persons, at Obligor's expense, pending sale or other disposition of the Collateral. Obligor, at Bank's request, shall assemble the Collateral consisting of inventory and tangible assets and make such assets available to Bank at a place to be designated by Bank. Bank shall have the right to conduct such sales on Obligor's premises, at Obligor's expense, or elsewhere, on such occasion or occasions as Bank may see fit. Any notice required to be given by Bank of a sale, lease or other disposition or other intended action by Bank with respect to any of the Collateral which is deposited in the United States mail, postage prepaid and duly addressed to Obligor at the address specified in Section 11 below, at least five (5) business days prior to such proposed action, shall constitute fair and reasonable notice to Obligor of any such action. The net proceeds realized by Bank upon any such sale or other disposition, after deduction for the expenses of retaking, holding, storing, transporting, preparing for sale, selling or otherwise disposing of the Collateral incurred by Bank in connection therewith and all other reasonable costs and expenses related thereto including reasonable attorney fees, shall be applied in such order as Bank, in its sole discretion, elects, toward satisfaction of the Bank Indebtedness. Bank shall account to Obligor for any surplus realized upon such sale or other disposition, and Obligor shall remain liable for any deficiency. The commencement of any action, legal or equitable, or the rendering of any judgment or decree for any deficiency shall not affect

Bank's security interest in the Collateral. Obligor agrees that Bank has no obligation to preserve rights to the Collateral against any other parties. Bank is hereby granted a license or other right to use, after an Event of Default, without charge, Obligor's labels, general intangibles, intellectual property, equipment, real estate, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale and selling any inventory or other Collateral and Obligor's rights under all contracts, licenses, leases and franchise agreements shall inure to Bank's benefit. Bank shall be under no obligation to marshall any assets in favor of Obligor or any other party or against or in payment of any or all of the Bank Indebtedness.

          8.3 Actions with Respect to Accounts. Obligor hereby irrevocably makes, constitutes and appoints Bank (and any of Bank's designated officers, employees or agents) as Obligor's true and lawful attorney-in-fact, with full power of substitution, with power to sign Obligor's name and to take any of the following actions, in Obligor's name or the name of Bank, as Bank may determine in its reasonable discretion, without notice to Obligor and at Obligor's expense:

               (a) Verify the validity and amount of or any other matter relating to the Collateral by mail, telephone, telecopy or otherwise;

               (b) Upon the occurrence of an Event of Default, notify all account debtors that Obligor's accounts have been assigned to Bank and that Bank has a security interest therein;

               (c) Upon the occurrence of an Event of Default, direct all account debtors to make payment of all Obligor's accounts directly to Bank and forward invoices directly to such account debtors;

               (d) Upon the occurrence of an Event of Default, take control in any manner of any cash or non-cash items of payment or proceeds of such accounts;

               (e) Upon the occurrence of an Event of Default, notify the United States Postal Service to change the address for delivery of mail addressed to Obligor to such address as Bank may designate;

               (f) Upon the occurrence of an Event of Default, have access to any lockbox or postal boxes into which Obligor's mail is deposited and receive, open and dispose of all mail addressed to Obligor;

               (g) Upon the occurrence of an Event of Default, take control in any manner of any rejected, returned, stopped in transit or repossessed goods relating to any accounts;

               (h) Upon the occurrence of an Event of Default, enforce payment of and collect any accounts, by legal proceedings or otherwise, and for such purpose Bank may:

                    (1) Demand payment of any accounts or direct any account debtors to make payment of accounts directly to Bank;

                    (2) Receive and collect all monies due or to become due to Obligor;

                    (3) Exercise all of Obligor's rights and remedies with respect to the collection of accounts;

                    (4) Settle, adjust, compromise, extend, renew, discharge or release the accounts;

                    (5) Sell or assign the accounts on such terms, for such amount and at such times as Bank deems advisable;

                    (6) Prepare, file and sign Obligor's name or names on any Proof of Claim or similar document in any proceeding filed under federal or state bankruptcy, insolvency, reorganization or other similar law as to any account debtor;

                    (7) Prepare, file and sign Obligor's name or names on any Notice of Lien, Claim of Mechanic's Lien, Assignment or Satisfaction of Lien or Mechanic's Lien or similar document in connection with the Collateral;

                    (8) Endorse the name of Obligor upon any chattel papers, documents, instruments, invoices, freight bills, bills of lading or similar documents or agreements relating to the accounts or goods pertaining thereto or upon any checks or other media of payment or evidences of a security interest that may come into Bank's possession;

                    (9) Sign the name of Obligor to verifications of accounts and notices thereof sent by account debtors to Obligor; or

                    (10) Take all other actions necessary or desirable, as determined by Bank in its reasonable discretion, to protect Obligor's or Bank's interest in the accounts.

Obligor ratifies and approves all acts of said attorneys and agrees that said attorneys shall not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law, except willful misconduct or gross negligence. This power, being coupled with an interest, is irrevocable. Obligor agrees to assist the Bank in the collection and enforcement of its accounts and not to hinder, delay or impede the Bank on its collection or enforcement of said accounts.

          8.4 Set-Off. Without limiting the rights of Bank under applicable law, Bank has and may exercise a right of set-off, a lien against and a security interest in all property of Obligor now or at any time in Bank's possession in any capacity whatsoever, including but not limited to any balance of any deposit, trust or agency account, or any other bank account with Bank, but expressly including any separate segregated account containing contributions to an employee retirement plan or payments for federal withholding taxes, as security for all obligations of Obligor to Bank under the Loan Documents or otherwise. At any time and from time to time following the occurrence of an Event of Default, Bank may without notice or demand, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Bank to or for the credit of Obligor against any or all of the Bank Indebtedness and the Obligor's obligations under the Loan Documents.

     If any bank account of Obligor with Bank is attached or otherwise liened or levied upon by any third party, Bank need not await the running of any applicable grace period hereunder, but Bank shall have and be deemed to have the immediate right of set-off and may apply the funds or amount thus set-off against Obligor's obligations to the Bank.

          8.5 Delay or Omission Not Waiver. Neither the failure nor any delay on the part of Bank to exercise any right, remedy, power or privilege under the Loan Documents upon the occurrence of any Event of Default or otherwise shall operate as a waiver thereof or impair any such right, remedy, power or privilege. No waiver of any Event of Default shall affect any later Event of Default or shall impair any rights of Bank. No single, partial or full exercise of any rights, remedies, powers and privileges by the Bank shall preclude further or other exercise thereof. No course of dealing between Bank and Obligor shall operate as or be deemed to constitute a waiver of Bank's rights under the Loan Documents or affect the duties or obligations of Obligor.

          8.6 Remedies Cumulative; Consents. The rights, remedies, powers and privileges provided for herein shall not be deemed exclusive, but shall be cumulative and shall be in addition to all other rights, remedies, powers and privileges in Bank's favor at law or in equity. Whenever the Bank's consent or approval is required or permitted, such consent or approval shall be at the sole and absolute discretion of Bank.

     9. CERTAIN FEES, COSTS, EXPENSES AND EXPENDITURES. Obligor agrees to pay on demand all reasonable costs and expenses of Bank, including without limitation:

          9.1 All costs and expenses in connection with the preparation, review, negotiation, execution, delivery and administration of the Loan Documents, and the other documents to be delivered in connection therewith, or any amendments, extensions and increases to any of the foregoing (including, without limitation, reasonable attorney's fees and expenses, and the cost of appraisals and reappraisals of Collateral), and the cost of periodic lien searches and tax clearance certificates, as Bank deems advisable;

          9.2 All losses, costs and expenses in connection with the enforcement, protection and preservation of the Bank's rights or remedies under the Loan Documents, or any other agreement relating to any Obligations, or in connection with legal advice relating to the rights or responsibilities of Bank (including without limitation court costs, reasonable attorney's fees and expenses of accountants and appraisers); and

          9.3 Any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of the Loan Documents, and all liabilities to which Bank may become subject as the result of delay in paying or omission to pay such taxes.

     In the event Obligor shall fail to pay taxes, insurance, assessments, costs or expenses which it is required to pay hereunder, or fails to keep the Collateral free from security interests or lien (except as expressly permitted herein), or fails to maintain or repair the Collateral as required hereby, or otherwise breaches any obligations under the Loan Documents, Bank in its reasonable discretion, may make expenditures for such purposes and the amount so expended (including reasonable attorney's fees and expenses, filing fees and other charges) shall be payable by Obligor on demand and shall constitute part of the Bank Indebtedness.

     In the event any action at law or in equity in connection with the Loan Documents, the Bank Indebtedness or matters collateral thereto is terminated adverse to Obligor, Obligor will pay all attorneys' fees and legal costs incurred by Bank in connection with such actions.

     With respect to any amount required to be paid by Obligor under this Section, in the event Obligor fails to pay such amount on demand, Obligor shall also pay to Bank interest thereon at the default rate set forth in Section 2.2 of the Loan Agreement. Obligor's obligations under this Section shall survive termination of this Agreement.

     10. TIME IS OF THE ESSENCE. Time is of the essence in Obligor's performance of its obligations under the Loan Documents.

     11. COMMUNICATIONS AND NOTICES. All notices, requests and other communications made or given in connection with this Agreement shall be in writing and, unless receipt is stated herein to be required, shall be deemed to have been validly given if delivered personally to the individual or division or department to whose attention notices to a party are to be addressed, or by private carrier, telecopy (with original forwarded by first class mail), or registered or certified mail, return receipt requested, in all cases with postage prepaid, addressed as follows, until some other address (or individual or division or department for attention) shall have been designated by notice given by one party to the other:

         To Obligor:

                  Beta Monitors International, Inc.
                  555 North Lane, Suite _____
                  Conshohocken, PA 19428
                  Attention:  Daniel G. Clare, Vice President-Finance
                                                and Chief Financial Officer
                  Telecopy Number: (610) 834-0346

         With a copy to:

                  Pepper, Hamilton & Scheetz
                  1235 Westlakes Drive, Suite 400
                  Berwyn, PA 19312
                  Attention:   James D. Rosener, Esquire
                  Telecopier:  (610) 640-7835

         To Bank:

                  First Union National Bank
                  123 South Broad Street, PA1310
                  Philadelphia, PA  19109
                  Attention:  Suzanne S. Storm, Senior Vice President
                  Telecopier: (215) 985-3555

         With a copy to:

                  Wolf, Block, Schorr and Solis-Cohen
                  350 Sentry Parkway, Building 640
                  P.O. Box 3038
                  Blue Bell, Pennsylvania  19422
                  Attention:   Katherine F. Bastian, Esquire
                  Telecopier:  (610) 238-0305 or 238-0374

     12. LIMITATION ON LIABILITY. Obligor shall be responsible for and Bank is hereby released from any claim or liability in connection with:

          12.1 Safekeeping any Collateral;

          12.2 Any loss or damage to any Collateral;

          12.3 Any diminution in value of the Collateral; or

          12.4 Any act or default of another person or entity.

     Bank shall only be liable for any act or omission on its part constituting willful misconduct or gross negligence. In the event that Bank breaches its required standard of conduct, Obligor agrees that its liability shall be only for direct damages suffered and shall not extend to consequential or incidental damages. In the event Obligor brings suit against Bank in connection with the transactions contemplated hereunder and Bank is found not to be liable, Obligor will indemnify and hold Bank harmless from all costs and expenses, including attorney's fees, incurred by Bank in connection with such suit. Nothing contained herein, however, relieves Bank from any obligation, if any, imposed on a secured creditor under the Code with respect to safekeeping of collateral.

     13. WAIVERS. In connection with any proceedings hereunder or in connection with any of the Bank Indebtedness, including without limitation any action by Bank in replevin, foreclosure or other court process or in connection with any other action related to the Bank Indebtedness or the transactions contemplated hereunder, Obligor waives:

          13.1 all errors, defects and imperfections in such proceedings;

          13.2 all benefits under any present or future laws exempting any property, real or personal, or any part of any proceeds thereof from attachment, levy or sale under execution, or providing for any stay of execution to be issued on any judgment recovered in connection with the Bank Indebtedness or in any replevin or foreclosure proceeding, or otherwise providing for any valuation, appraisal or exemption;

          13.3 all rights to inquisition on any real estate, which real estate may be levied upon pursuant to a judgment obtained in connection with any of the Bank Indebtedness and sold upon any writ of execution issued thereon in whole or in part, in any order desired by Bank;

          13.4 presentment for payment, demand, notice of demand, notice of non-payment, protest and notice of protest of any of the Bank Indebtedness;

          13.5 any requirement for bonds, security or sureties required by statute, court rule or otherwise;

          13.6 any demand for possession of Collateral prior to commencement of any suit; and

          13.7 all rights to claim or recover attorney's fees and costs in the event that Obligor is successful in any action to remove, suspend or enforce a judgment entered by confession.

     14. EXCLUSIVE JURISDICTION. Obligor hereby consents to the exclusive jurisdiction of any state or federal court located within the Commonwealth of Pennsylvania, and irrevocably agrees that, subject to the Bank's election, all actions or proceedings relating to the Loan Documents or the transactions contemplated hereunder shall be litigated in such courts, and Obligor waives any objection which it may have based on improper venue or forum non conveniens to the conduct of any proceeding in any such court and waives personal service of any and all process upon it, and consents that all such service of process be made by mail or messenger directed to it at the address set forth in Section 11. Nothing contained in this Section 14 shall affect the right of Bank to serve legal process in any other manner permitted by law or affect the right of Bank to bring any action or proceeding against Obligor or its property in the courts of any other jurisdiction.

     15. MISCELLANEOUS PROVISIONS.

          15.1 Severability. The provisions of this Agreement and all other Loan Documents are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

          15.2 Headings. The headings of the Articles, Sections, paragraphs and clauses of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

          15.3 Binding Effect. This Agreement and all rights and powers granted hereby will bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

          15.4 Amendment. No modification of this Agreement or any of the Loan Documents shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

          15.5 Governing Law. This Agreement has been made, executed and delivered in the Commonwealth of Pennsylvania and will be construed in accordance with and governed by the laws of such Commonwealth.

          15.6 No Third Party Beneficiaries. The rights and benefits of this Agreement and the Loan Documents shall not inure to the benefit of any third party.

          15.7 Exhibits and Schedules. All exhibits and schedules attached hereto are hereby made a part of this Agreement.

          15.8 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

          15.9 No Joint Venture. Nothing contained herein is intended to permit or authorize Obligor to make any contract on behalf of Bank, nor shall this Agreement be construed as creating a partnership, joint venture or making Bank an investor in Obligor.

          15.10 Filing of Financing Statements. Copies or reproductions of this document or of any financing statement may be filed as a financing statement.

          15.11 Waiver of Right to Trial by Jury. OBLIGOR AND BANK WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF OBLIGOR WITH RESPECT TO THIS AGREEMENT OR ANY OTHER

DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. OBLIGOR AND BANK AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF OBLIGOR AND BANK TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     IN WITNESS WHEREOF, the undersigned has executed this Security Agreement on the date first above written.

                                BETA MONITORS INTERNATIONAL, INC.


                                By: /s/ Daniel G. Clare
                                    ---------------------------------
                                Daniel G. Clare, Vice President and Secretary




     Bank hereby joins in this Agreement for the sole purpose of ratifying and confirming its consent to the provisions contained in Section 5.11 above.

                                FIRST UNION NATIONAL BANK


                                By: /s/ Suzanne S. Storm
                                    ---------------------------------
                                    Suzanne S. Storm, Senior Vice President

                         NAMES AND ADDRESSES OF OBLIGOR




                     a) 8885 Monroe Road, Houston, TX 77061

                     b) 555 North Lane, Conshohocken, PA 19428
































                                  SCHEDULE 5.3
                                       TO
                               SECURITY AGREEMENT

                               SECURITY AGREEMENT


     THIS SECURITY AGREEMENT ("Agreement") is executed this 27th day of February, 1997, by LTH DELAWARE, INC., a Delaware corporation (the "Obligor"), in favor of FIRST UNION NATIONAL BANK (the "Bank"). Obligor, intending to be legally bound, hereby agrees as follows:

     1. DEFINITIONS. For purposes of this Agreement,

          1.1 "account", "account debtor", "chattel paper", "documents", "equipment", "general intangibles", "goods", "instrument", "inventory" and "proceeds" shall have the meanings given such terms in the Code.

          1.2 "Bank Indebtedness" shall have such meaning as provided therefor in the Loan Agreement.

          1.3 "Chief Executive Office" shall mean the place from which the main part of the business operations of Obligor are managed. Obligor's current Chief Executive Office is 555 North Lane, Conshohocken, Pennsylvania 19428.

          1.4 "Code" shall mean the Uniform Commercial Code as adopted by the Commonwealth of Pennsylvania, as the same may be amended from time to time.

          1.5 "Collateral" shall mean all existing and after-acquired accounts and inventory of Obligor and all proceeds thereof, including without limitation:

               (a) All present and future accounts and all other rights to the payment of money whether or not yet earned, for services rendered or goods sold, consigned, leased or furnished by Obligor or otherwise, together with (i) all goods (including any returned, rejected, repossessed or consigned goods), the sale, consignment, lease or other furnishings of which shall have given or may give rise to any of the foregoing, (ii) all of Obligor's rights as a consignor, consignee, unpaid vendor or other lienor in connection therewith, including stoppage in transit, set-off, detinue, replevin and reclamation, (iii) all general intangibles, contract rights, instruments and documents related to any accounts, (iv) all guaranties, mortgages, security interests, assignments, and other encumbrances on real or personal property, leases and other agreements or property securing or relating to any accounts, (v) choses-in-action, claims and judgments related to any accounts, and (vi) all products and proceeds of any of the foregoing.

               (b) All present and future inventory (including but not limited to goods held for sale or lease or furnished or to be furnished under contracts for service, raw materials, work-in-process, finished goods and goods used or consumed in Obligor's business) whether owned, consigned or held on consignment, together with all merchandise, component materials, supplies, packing, packaging and shipping materials, and all returned, rejected or repossessed goods sold, consigned, leased or otherwise furnished by Obligor and all products and proceeds of any of the foregoing.

               (c) All present and future general ledger sheets, files, records, books of account, invoices, bills, certificates or documents of ownership, bills of sale, business papers, correspondence, credit files, tapes, cards, computer runs and all other data and data storage systems whether in the possession of Obligor or any service bureau relating to, generated in connection with, or evidencing any of the items referenced in (a) or (b) above.

          1.6 "Event of Default" shall include any and all events described in
Section 7 below.

          1.7 "Loan Agreement" shall mean that certain Loan Agreement dated December 2, 1993 among, inter alios, Bank and Obligor, as amended, including, without limitation, by Third Amendment and Modification to Loan Agreement of even date and as the same may hereafter be amended from time to time.

          1.8 "Loan Documents" shall mean all agreements, documents and instruments evidencing the Bank Indebtedness and all agreements, documents and instruments collateral thereto, together with all amendments, replacements, increases, renewals and modifications thereof or thereto, including without limitation this Agreement and the Loan Agreement.

     2. SECURITY INTEREST. Obligor grants to Bank a security interest in and lien on the Collateral.

     3. EFFECT OF GRANT. The security interests in and liens on the Collateral granted to Bank by Obligor hereunder shall not be rendered void by the fact that no Bank Indebtedness exists as of a particular date, but shall continue in full force and effect until all Bank Indebtedness has been paid in full, Bank has no agreement or commitment outstanding pursuant to which Bank may extend credit to or on behalf of Obligor and Bank has executed and delivered termination statements and/or releases of Bank with respect to the Collateral.

     4. OBLIGATIONS SECURED. The Collateral and the continuing security interests granted therein shall secure the Bank Indebtedness. IT IS THE EXPRESS INTENTION OF OBLIGOR THAT THE COLLATERAL SHALL SECURE ALL EXISTING AND FUTURE BANK INDEBTEDNESS.

     5. REPRESENTATIONS. Obligor hereby represents and warrants as follows, which representations and warranties shall be true and correct as of the date hereof and, unless disclosed to and approved by Bank, at the time of the creation of any Bank Indebtedness and until all Bank Indebtedness has been paid in full:

          5.1 Title to Collateral. The Collateral is and will be owned by Obligor free and clear of all liens and other encumbrances of any kind (including liens or other encumbrances upon properties acquired or to be acquired under conditional sales agreements or other title retention devices), excepting only liens in favor of the Bank and those certain liens and encumbrances expressly permitted under Section 5.9 of the Loan Agreement. Obligor will defend the Collateral against any claims of all persons or entities other than the Bank or a permitted lienholder.

          5.2 Governmental Consents. Except as described in Section 4.10 of the Loan Agreement, no consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of Obligor is required in connection with the execution, delivery or performance by Obligor of this Agreement or the consummation of the transactions contemplated hereby.

          5.3 Addresses. The portions of the Collateral which are tangible (corporeal) property and Obligor's books and records pertaining thereto will at all times be located at the addresses set forth on Schedule 5.3 attached hereto; or such other location determined by Obligor after prior notice to Bank and delivery to Bank of any items requested by Bank in its reasonable discretion to maintain perfection and priority of Bank's security interests and liens and access to Obligor's books and records.

          5.4 Inventory Warranties. With respect to inventory from time to time scheduled, listed or referred to in any certificate, statement or report prepared by or for Obligor and delivered to Bank, Obligor warrants and represents that (a) such inventory is located at the address or addresses listed on Schedule 5.3 attached hereto and is not in transit; (b) Obligor has good, indefeasible and merchantable title to such inventory and such inventory is not subject to any lien or security interest whatsoever except for the prior, perfected security interest granted to Bank and any liens expressly permitted under Section 5.9 of the Loan Agreement; (c) to Obligor's knowledge and except as disclosed to Bank in writing, such inventory is of good and merchantable quality, free from any defects; (d) such inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties; and (e) the completion of the manufacture and sale or other disposition of such inventory by Bank following an Event of Default shall not require the consent of any person and shall not constitute a breach or default under any contract or agreement to which the Obligor is a party or to which the inventory is subject.

          5.5 Accounts Receivable Warranties. With respect to all accounts receivable from time to time scheduled, listed or referred to in any certificate, statement or report prepared by or for Obligor and delivered to Bank, Obligor warrants and represents that (a) the accounts are genuine, are in all material respects what they purport to be, and are not, except as disclosed and assigned to Bank in writing, evidenced by any chattel paper, note, instrument or judgment; (b) Obligor has good and marketable title to such accounts, except for liens expressly permitted under the Loan Agreement and, except as disclosed to Bank in writing, the accounts represent undisputed, bona fide transactions completed in accordance with the terms thereof and as represented to Bank; (c) to Borrower's knowledge, except as disclosed to Bank in writing, there are no setoffs, counterclaims or disputes existing or asserted with respect thereto and Obligor has not made any agreement with any account debtor for any deduction therefrom; (d) to Borrower's knowledge, except as disclosed to Bank in writing, there are no facts, events or occurrences which impair the validity or enforcement thereof or may reduce the amount payable thereunder as shown on any certificates, statements or reports prepared by or for Obligor and delivered to Bank, or on Obligor's books and records and all invoices and statements delivered to Bank with respect thereto; (e) to the best of Obligor's knowledge, all account debtors have the capacity to contract and are solvent; (f) the goods sold giving rise thereto are not subject to any lien, claim, encumbrance or security interest except that of Bank and except for liens expressly permitted under the Loan Agreement; (g) to the best of Obligor's knowledge, there are no proceedings or actions which are threatened or pending against any account debtor which might result in any material adverse change in such account debtor's financial condition; (h) the account is not an account with respect to which the account debtor is an affiliate of Obligor or a director, officer of employee of Obligor or its affiliates; (i) the account does not arise with respect to goods which have not been shipped or arise with respect to services which have not been fully performed and accepted as satisfactory by the account debtor; (j) the account is not an account with respect to which the account debtor's obligation to pay the account is conditional upon the account debtor's approval or is otherwise subject to any repurchase obligation or return right, as with sales made on a bill-and-hold, guaranteed sale, sale-and-return, or sale on approval basis; (k) to Borrower's knowledge, except as disclosed to Bank in writing, the amounts shown on the applicable certificates, statements, on Obligor's books and records and all invoices and statements which may be delivered to Bank with respect to such accounts are actually and absolutely owing to Obligor and are not in any way contingent; and (l) the accounts have not been sold, assigned or transferred to any other Person and no Person except Obligor has any claim thereto or (with the exception of the applicable account debtor) any claims to the goods sold.

          5.6 Accuracy of Representations and Warranties. No representation or warranty by Obligor contained herein or in any certificate or other document furnished by Obligor pursuant hereto or in connection herewith fails to contain any statement of material fact necessary to make such representation or warranty not misleading in light of the circumstances under which it was made. There is no fact which Obligor knows or should know and has not disclosed to Bank, which does or may materially and adversely affect Obligor, or any of its operations.

     6. COVENANTS. Obligor covenants and agrees that until the Bank Indebtedness have been paid in full, Obligor shall:

          6.1 Disposition of Assets. Not sell, lease, transfer or otherwise dispose of all, substantially all, or any material portion of the Collateral, except for sales of inventory in the ordinary course for fair consideration.

          6.2 Liens. Not create, incur or permit to exist any mortgage, pledge, encumbrance, lien, security interest or charge of any kind (including liens or charges upon properties acquired or to be acquired under conditional sales agreements or other title retention devices) on any of the Collateral, whether now owned or hereafter acquired, or upon any income or profits therefrom, except as permitted hereunder or under the Loan Documents.

          6.3 Insurance. Carry adequate insurance issued by responsible and financially sound insurers acceptable to Bank, in amounts acceptable to Bank (at least adequate to comply with any co-insurance provisions) and against all such liability and hazards as are usually carried by entities engaged in the same or a similar business similarly situated or as may be required by Bank in its reasonable discretion. Obligor will carry business interruption insurance in such amounts as may be required by Bank in its reasonable discretion. In the case of insurance on any of the Collateral Obligor shall carry insurance in the full insurable value thereof and cause Bank to be named as loss payee (with a lender's loss payable endorsement) with respect to all personal property, and additional insured with respect to all liability insurance, as its interests may appear with thirty (30) days' notice to be given Bank by the insurance carrier prior to cancellation or material modification of such insurance coverage.

     Obligor shall cause to be delivered to Bank the insurance policies therefor or in the alternative, evidence of insurance and at least thirty (30) business days prior to the expiration of any such insurance, additional policies or duplicates thereof or in the alternative, evidence of insurance evidencing the renewal of such insurance and payment of the premiums therefor. Obligor shall direct all insurers that in the event of any loss thereunder or the cancellation of any insurance policy, the insurers shall make payments for such loss and pay all returned or unearned premiums directly to Bank and not to Obligor and Bank jointly.

     In the event of any loss, Obligor will give Bank immediate notice thereof and Bank may make proof of loss whether the same is done by Obligor. Bank is granted a power of attorney by Obligor with full power of substitution to file any proof of loss in Obligor's or Bank's name, to endorse Obligor's name on any check, draft or other instrument evidencing insurance proceeds, and to take any action or sign any document to pursue any insurance loss claim. Such power being coupled with an interest is irrevocable.

     In the event of any loss, Bank, at its option, may (i) retain and apply all or any part of the insurance proceeds to reduce, in such order and amounts as Bank may elect the Bank Indebtedness, or (ii) disburse all or any part of such insurance proceeds to or for the benefit of Obligor for the purpose of repairing or replacing Collateral after receiving proof satisfactory to Bank of such repair or replacement, in either case without waiving or impairing the Bank Indebtedness or any provision of this Agreement. Any deficiency thereon shall be paid by Obligor to Bank upon demand. Obligor shall not take out any insurance without having Bank named as loss payee or additional insured thereon. Obligor shall bear the full risk of loss from any loss of any nature whatsoever with respect to the Collateral. Notwithstanding the foregoing, if no Event of Default has occurred and no event or circumstance exists which, upon the passage of time, delivery of notice or both would constitute any such Event of Default, Bank shall make insurance proceeds on the Collateral actually received by Bank available to Obligor if, as a result of Obligor's use of such proceeds, Bank receives replacement Collateral of the same type and value as those giving rise to the insurance proceeds or as Bank shall otherwise approve.

          6.4 Additional Documents and Future Actions. At its sole cost, take such actions and provide Bank from time to time with such agreements, financing statements and additional instruments, documents or information as the Bank may in its reasonable discretion deem necessary or advisable to perfect, protect and maintain the security interests in the Collateral, to permit Bank to protect its interest in the Collateral, or to carry out the terms of the Loan Documents. Obligor hereby authorizes and appoints Bank as its attorney-in-fact, with full power of substitution, to take such actions as Bank may deem advisable in its reasonable discretion to protect the Collateral and its interests thereon and its rights hereunder, to execute on Obligor's behalf and file at Obligor's expense financing statements, and amendments thereto, in those public offices deemed necessary or appropriate by Bank to establish, maintain and protect a continuously perfected security interest in the Collateral, and to execute on Obligor's behalf such other documents and notices as Bank may deem advisable in its reasonable discretion to protect the Collateral and its interests therein and its rights hereunder. Such power being coupled with an interest is irrevocable. Obligor irrevocably authorizes the filing of a carbon, photographic or other copy of this Agreement, or of a financing statement, as a financing statement and agrees that such filing is sufficient as a financing statement.

          6.5 Government Contracts. Promptly notify Bank if any of Obligor's accounts arise out of contracts with any department, agency or instrumentality of the United States or any State, Commonwealth or municipality and execute any instruments and take any steps required by Bank in order that all moneys due and to become due under any such contracts shall be assigned to Bank and notice thereof given to the United States under the Federal Assignment of Claims Act or any other applicable law, statute or regulation.

          6.6 Name or Address Change. Not change its name or address except upon thirty (30) days prior written notice to Bank and delivery to Bank of any items requested by Bank to maintain perfection and priority of Bank's security interests and access to Obligor's books and records.

          6.7 Inspections. Permit officers of Bank, or such persons as any of them may designate, to visit and inspect any of the properties of Obligor, examine a(either by Bank's employees or by independent accountants) any of the Collateral or other assets of Obligor, including the books of account of Obligor, and discuss the affairs, finances and accounts of Obligor with its officers and with its independent accountants, at such times as Bank may desire. Prior to the occurrence of an Event of Default, Bank shall conduct such visits and inspections during normal business hours and after prior notice to Obligor.

          6.8 Requested Information. With reasonable promptness, deliver to Bank all financial information in respect of the condition, operation and affairs of Obligor and the Collateral as Bank may reasonably request from time to time.

     7. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an event of default hereunder:

          7.1 The occurrence of any Event of Default under the Loan Agreement or any of the other Loan Documents;

          7.2 The failure of Obligor to duly perform or observe any obligation, covenant or agreement on its part contained herein which is not cured within any applicable grace or cure period under the Loan Agreement;

          7.3 Any representation or warranty of Obligor contained herein is discovered to be untrue in any material respect or any statement, certificate or data furnished by Obligor pursuant hereto is discovered to be untrue in any material respect as of the date as of which the facts therein set forth are stated or certified; and/or

          7.4 Any material uninsured damage to, or loss, theft, or destruction of, any of the Collateral occurs.

     8. REMEDIES OF BANK.

          8.1 Remedies. At the option of the Bank, upon the occurrence of an Event of Default, or at any time thereafter:

               (a) The entire unpaid principal of the Bank Indebtedness, or any part thereof, all interest accrued thereon, all fees due hereunder and all other obligations of Obligor to Bank hereunder or under any other agreement, note or otherwise arising will become immediately due and payable without any further demand or notice;

               (b) Bank may enter the premises occupied by Obligor and take possession of the Collateral and any records relating thereto; and/or

               (c) Bank may exercise each and every right and remedy granted to it under the Loan Documents, under the Code and under any other applicable law or at equity.

          8.2 Sale or Other Disposition of Collateral. The sale, lease or other disposition of the Collateral, or any part thereof, by Bank after an Event of Default may be for cash, credit or any combination thereof, and Bank may purchase all or any part of the Collateral at public or, if permitted by law, private sale, and in lieu of actual payment of such purchase price, may set-off the amount of such purchase price against the Bank Indebtedness then owing. Any sales of the Collateral may be adjourned from time to time with or without notice. The Bank may cause the Collateral to remain on Obligor's premises or otherwise or to be removed and stored at premises owned by other persons, at Obligor's expense, pending sale or other disposition of the Collateral. Obligor, at Bank's request, shall assemble the Collateral consisting of inventory and tangible assets and make such assets available to Bank at a place to be designated by Bank. Bank shall have the right to conduct such sales on Obligor's premises, at Obligor's expense, or elsewhere, on such occasion or occasions as Bank may see fit. Any notice required to be given by Bank of a sale, lease or other disposition or other intended action by Bank with respect to any of the Collateral which is deposited in the United States mail, postage prepaid and duly addressed to Obligor at the address specified in Section 11 below, at least five (5) business days prior to such proposed action, shall constitute fair and reasonable notice to Obligor of any such action. The net proceeds realized by Bank upon any such sale or other disposition, after deduction for the expenses of retaking, holding, storing, transporting, preparing for sale, selling or otherwise disposing of the Collateral incurred by Bank in connection therewith and all other reasonable costs and expenses related thereto including reasonable attorney fees, shall be applied in such order as Bank, in its sole discretion, elects, toward satisfaction of the Bank Indebtedness. Bank shall account to Obligor for any surplus realized upon such sale or other disposition, and Obligor shall remain liable for any deficiency. The commencement of any action, legal or equitable, or the rendering of any judgment or decree for any deficiency shall not affect

Bank's security interest in the Collateral. Obligor agrees that Bank has no obligation to preserve rights to the Collateral against any other parties. Bank is hereby granted a license or other right to use, after an Event of Default, without charge, Obligor's labels, general intangibles, intellectual property, equipment, real estate, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale and selling any inventory or other Collateral and Obligor's rights under all contracts, licenses, leases and franchise agreements shall inure to Bank's benefit. Bank shall be under no obligation to marshall any assets in favor of Obligor or any other party or against or in payment of any or all of the Bank Indebtedness.

          8.3 Actions with Respect to Accounts. Obligor hereby irrevocably makes, constitutes and appoints Bank (and any of Bank's designated officers, employees or agents) as Obligor's true and lawful attorney-in-fact, with full power of substitution, with power to sign Obligor's name and to take any of the following actions, in Obligor's name or the name of Bank, as Bank may determine in its reasonable discretion, without notice to Obligor and at Obligor's expense:

               (a) Verify the validity and amount of or any other matter relating to the Collateral by mail, telephone, telecopy or otherwise;

               (b) Upon the occurrence of an Event of Default, notify all account debtors that Obligor's accounts have been assigned to Bank and that Bank has a security interest therein;

               (c) Upon the occurrence of an Event of Default, direct all account debtors to make payment of all Obligor's accounts directly to Bank and forward invoices directly to such account debtors;

               (d) Upon the occurrence of an Event of Default, take control in any manner of any cash or non-cash items of payment or proceeds of such accounts;

               (e) Upon the occurrence of an Event of Default, notify the United States Postal Service to change the address for delivery of mail addressed to Obligor to such address as Bank may designate;

               (f) Upon the occurrence of an Event of Default, have access to any lockbox or postal boxes into which Obligor's mail is deposited and receive, open and dispose of all mail addressed to Obligor;

               (g) Upon the occurrence of an Event of Default, take control in any manner of any rejected, returned, stopped in transit or repossessed goods relating to any accounts;

               (h) Upon the occurrence of an Event of Default, enforce payment of and collect any accounts, by legal proceedings or otherwise, and for such purpose Bank may:

                    (1) Demand payment of any accounts or direct any account debtors to make payment of accounts directly to Bank;

                    (2) Receive and collect all monies due or to become due to Obligor;

                    (3) Exercise all of Obligor's rights and remedies with respect to the collection of accounts;

                    (4) Settle, adjust, compromise, extend, renew, discharge or release the accounts;

                    (5) Sell or assign the accounts on such terms, for such amount and at such times as Bank deems advisable;

                    (6) Prepare, file and sign Obligor's name or names on any Proof of Claim or similar document in any proceeding filed under federal or state bankruptcy, insolvency, reorganization or other similar law as to any account debtor;

                    (7) Prepare, file and sign Obligor's name or names on any Notice of Lien, Claim of Mechanic's Lien, Assignment or Satisfaction of Lien or Mechanic's Lien or similar document in connection with the Collateral;

                    (8) Endorse the name of Obligor upon any chattel papers, documents, instruments, invoices, freight bills, bills of lading or similar documents or agreements relating to the accounts or goods pertaining thereto or upon any checks or other media of payment or evidences of a security interest that may come into Bank's possession;

                    (9) Sign the name of Obligor to verifications of accounts and notices thereof sent by account debtors to Obligor; or

                    (10) Take all other actions necessary or desirable, as determined by Bank in its reasonable discretion, to protect Obligor's or Bank's interest in the accounts.

Obligor ratifies and approves all acts of said attorneys and agrees that said attorneys shall not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law, except willful misconduct or gross negligence. This power, being coupled with an interest, is irrevocable. Obligor agrees to assist the Bank in the collection and enforcement of its accounts and not to hinder, delay or impede the Bank on its collection or enforcement of said accounts.

          8.4 Set-Off. Without limiting the rights of Bank under applicable law, Bank has and may exercise a right of set-off, a lien against and a security interest in all property of Obligor now or at any time in Bank's possession in any capacity whatsoever, including but not limited to any balance of any deposit, trust or agency account, or any other bank account with Bank, but expressly including any separate segregated account containing contributions to an employee retirement plan or payments for federal withholding taxes, as security for all obligations of Obligor to Bank under the Loan Documents or otherwise. At any time and from time to time following the occurrence of an Event of Default, Bank may without notice or demand, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Bank to or for the credit of Obligor against any or all of the Bank Indebtedness and the Obligor's obligations under the Loan Documents.

         If any bank account of Obligor with Bank is attached or otherwise liened or levied upon by any third party, Bank need not await the running of any applicable grace period hereunder, but Bank shall have and be deemed to have the immediate right of set-off and may apply the funds or amount thus set-off against Obligor's obligations to the Bank.

          8.5 Delay or Omission Not Waiver. Neither the failure nor any delay on the part of Bank to exercise any right, remedy, power or privilege under the Loan Documents upon the occurrence of any Event of Default or otherwise shall operate as a waiver thereof or impair any such right, remedy, power or privilege. No waiver of any Event of Default shall affect any later Event of Default or shall impair any rights of Bank. No single, partial or full exercise of any rights, remedies, powers and privileges by the Bank shall preclude further or other exercise thereof. No course of dealing between Bank and Obligor shall operate as or be deemed to constitute a waiver of Bank's rights under the Loan Documents or affect the duties or obligations of Obligor.

          8.6 Remedies Cumulative; Consents. The rights, remedies, powers and privileges provided for herein shall not be deemed exclusive, but shall be cumulative and shall be in addition to all other rights, remedies, powers and privileges in Bank's favor at law or in equity. Whenever the Bank's consent or approval is required or permitted, such consent or approval shall be at the sole and absolute discretion of Bank.

     9. CERTAIN FEES, COSTS, EXPENSES AND EXPENDITURES. Obligor agrees to pay on demand all reasonable costs and expenses of Bank, including without limitation:

          9.1 All costs and expenses in connection with the preparation, review, negotiation, execution, delivery and administration of the Loan Documents, and the other documents to be delivered in connection therewith, or any amendments, extensions and increases to any of the foregoing (including, without limitation, reasonable attorney's fees and expenses, and the cost of appraisals and reappraisals of Collateral), and the cost of periodic lien searches and tax clearance certificates, as Bank deems advisable;

          9.2 All losses, costs and expenses in connection with the enforcement, protection and preservation of the Bank's rights or remedies under the Loan Documents, or any other agreement relating to any Obligations, or in connection with legal advice relating to the rights or responsibilities of Bank (including without limitation court costs, reasonable attorney's fees and expenses of accountants and appraisers); and

          9.3 Any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of the Loan Documents, and all liabilities to which Bank may become subject as the result of delay in paying or omission to pay such taxes.

         In the event Obligor shall fail to pay taxes, insurance, assessments, costs or expenses which it is required to pay hereunder, or fails to keep the Collateral free from security interests or lien (except as expressly permitted herein), or fails to maintain or repair the Collateral as required hereby, or otherwise breaches any obligations under the Loan Documents, Bank in its reasonable discretion, may make expenditures for such purposes and the amount so expended (including reasonable attorney's fees and expenses, filing fees and other charges) shall be payable by Obligor on demand and shall constitute part of the Bank Indebtedness.

         In the event any action at law or in equity in connection with the Loan Documents, the Bank Indebtedness or matters collateral thereto is terminated adverse to Obligor, Obligor will pay all attorneys' fees and legal costs incurred by Bank in connection with such actions.

         With respect to any amount required to be paid by Obligor under this Section, in the event Obligor fails to pay such amount on demand, Obligor shall also pay to Bank interest thereon at the default rate set forth in Section 2.2 of the Loan Agreement. Obligor's obligations under this Section shall survive termination of this Agreement.

     10. TIME IS OF THE ESSENCE. Time is of the essence in Obligor's performance of its obligations under the Loan Documents.

     11. COMMUNICATIONS AND NOTICES. All notices, requests and other communications made or given in connection with this Agreement shall be in writing and, unless receipt is stated herein to be required, shall be deemed to have been validly given if delivered personally to the individual or division or department to whose attention notices to a party are to be addressed, or by private carrier, telecopy (with original forwarded by first class mail), or registered or certified mail, return receipt requested, in all cases with postage prepaid, addressed as follows, until some other address (or individual or division or department for attention) shall have been designated by notice given by one party to the other:

         To Obligor:

                  LTH Delaware, Inc.
                  555 North Lane, Suite _____
                  Conshohocken, PA 19428
                  Attention:  Daniel G. Clare, Vice President-Finance
                                                and Chief Financial Officer
                  Telecopy Number: (610) 834-0346

         With a copy to:

                  Pepper, Hamilton & Scheetz
                  1235 Westlakes Drive, Suite 400
                  Berwyn, PA 19312
                  Attention:   James D. Rosener, Esquire
                  Telecopier:  (610) 640-7835

         To Bank:

                  First Union National Bank
                  123 South Broad Street, PA1310
                  Philadelphia, PA  19109
                  Attention:  Suzanne S. Storm, Senior Vice President
                  Telecopier: (215) 985-3555

         With a copy to:

                  Wolf, Block, Schorr and Solis-Cohen
                  350 Sentry Parkway, Building 640
                  P.O. Box 3038
                  Blue Bell, Pennsylvania  19422
                  Attention:   Katherine F. Bastian, Esquire
                  Telecopier:  (610) 238-0305 or 238-0374

     12. LIMITATION ON LIABILITY. Obligor shall be responsible for and Bank is hereby released from any claim or liability in connection with:

                  12.1     Safekeeping any Collateral;

                  12.2     Any loss or damage to any Collateral;
                  12.3     Any diminution in value of the Collateral; or

                  12.4     Any act or default of another person or entity.

     Bank shall only be liable for any act or omission on its part constituting willful misconduct or gross negligence. In the event that Bank breaches its required standard of conduct, Obligor agrees that its liability shall be only for direct damages suffered and shall not extend to consequential or incidental damages. In the event Obligor brings suit against Bank in connection with the transactions contemplated hereunder and Bank is found not to be liable, Obligor will indemnify and hold Bank harmless from all costs and expenses, including attorney's fees, incurred by Bank in connection with such suit. Nothing contained herein, however, relieves Bank from any obligation, if any, imposed on a secured creditor under the Code with respect to safekeeping of collateral.

     13. WAIVERS. In connection with any proceedings hereunder or in connection with any of the Bank Indebtedness, including without limitation any action by Bank in replevin, foreclosure or other court process or in connection with any other action related to the Bank Indebtedness or the transactions contemplated hereunder, Obligor waives:

          13.1 all errors, defects and imperfections in such proceedings;

          13.2 all benefits under any present or future laws exempting any property, real or personal, or any part of any proceeds thereof from attachment, levy or sale under execution, or providing for any stay of execution to be issued on any judgment recovered in connection with the Bank Indebtedness or in any replevin or foreclosure proceeding, or otherwise providing for any valuation, appraisal or exemption;

          13.3 all rights to inquisition on any real estate, which real estate may be levied upon pursuant to a judgment obtained in connection with any of the Bank Indebtedness and sold upon any writ of execution issued thereon in whole or in part, in any order desired by Bank;

          13.4 presentment for payment, demand, notice of demand, notice of non-payment, protest and notice of protest of any of the Bank Indebtedness;

          13.5 any requirement for bonds, security or sureties required by statute, court rule or otherwise;

          13.6 any demand for possession of Collateral prior to commencement of any suit; and

          13.7 all rights to claim or recover attorney's fees and costs in the event that Obligor is successful in any action to remove, suspend or enforce a judgment entered by confession.

     14. EXCLUSIVE JURISDICTION. Obligor hereby consents to the exclusive jurisdiction of any state or federal court located within the Commonwealth of Pennsylvania, and irrevocably agrees that, subject to the Bank's election, all actions or proceedings relating to the Loan Documents or the transactions contemplated hereunder shall be litigated in such courts, and Obligor waives any objection which it may have based on improper venue or forum non conveniens to the conduct of any proceeding in any such court and waives personal service of any and all process upon it, and consents that all such service of process be made by mail or messenger directed to it at the address set forth in Section 11. Nothing contained in this Section 14 shall affect the right of Bank to serve legal process in any other manner permitted by law or affect the right of Bank to bring any action or proceeding against Obligor or its property in the courts of any other jurisdiction.

     15. MISCELLANEOUS PROVISIONS.

          15.1 Severability. The provisions of this Agreement and all other Loan Documents are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

          15.2 Headings. The headings of the Articles, Sections, paragraphs and clauses of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

          15.3 Binding Effect. This Agreement and all rights and powers granted hereby will bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

          15.4 Amendment. No modification of this Agreement or any of the Loan Documents shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

          15.5 Governing Law. This Agreement has been made, executed and delivered in the Commonwealth of Pennsylvania and will be construed in accordance with and governed by the laws of such Commonwealth.

          15.6 No Third Party Beneficiaries. The rights and benefits of this Agreement and the Loan Documents shall not inure to the benefit of any third party.

          15.7 Exhibits and Schedules. All exhibits and schedules attached hereto are hereby made a part of this Agreement.

          15.8 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

          15.9 No Joint Venture. Nothing contained herein is intended to permit or authorize Obligor to make any contract on behalf of Bank, nor shall this Agreement be construed as creating a partnership, joint venture or making Bank an investor in Obligor.

          15.10 Filing of Financing Statements. Copies or reproductions of this document or of any financing statement may be filed as a financing statement.

          15.11 Waiver of Right to Trial by Jury. OBLIGOR AND BANK WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF OBLIGOR WITH RESPECT TO THIS AGREEMENT OR ANY OTHER

DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN
CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. OBLIGOR AND BANK AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF OBLIGOR AND BANK TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         IN WITNESS WHEREOF, the undersigned has executed this Security Agreement on the date first above written.

                            LTH DELAWARE, INC.


                            By: /s/ Daniel G. Clare
                                --------------------------------
                                Daniel G. Clare, Vice President and Secretary




     Bank hereby joins in this Agreement for the sole purpose of ratifying and confirming its consent to the provisions contained in Section 5.11 above.

                            FIRST UNION NATIONAL BANK


                            By: /s/ Suzanne S. Storm
                                ----------------------------------
                                Suzanne S. Storm, Senior Vice President

                         NAMES AND ADDRESSES OF OBLIGOR




                     555 North Lane, Conshohocken, PA 19428


































                                  SCHEDULE 5.3
                                       TO
                               SECURITY AGREEMENT

                               SECURITY AGREEMENT


     THIS SECURITY AGREEMENT ("Agreement") is executed this 27th day of February, 1997, by LIBERTY IMAGING SYSTEMS, INC., a Pennsylvania corporation (the "Obligor"), in favor of FIRST UNION NATIONAL BANK (the "Bank"). Obligor, intending to be legally bound, hereby agrees as follows:

     1. DEFINITIONS. For purposes of this Agreement,

          1.1 "account", "account debtor", "chattel paper", "documents", "equipment", "general intangibles", "goods", "instrument", "inventory" and "proceeds" shall have the meanings given such terms in the Code.

          1.2 "Bank Indebtedness" shall have such meaning as provided therefor in the Loan Agreement.

          1.3 "Chief Executive Office" shall mean the place from which the main part of the business operations of Obligor are managed. Obligor's current Chief Executive Office is 555 North Lane, Conshohocken, Pennsylvania 19428.

          1.4 "Code" shall mean the Uniform Commercial Code as adopted by the Commonwealth of Pennsylvania, as the same may be amended from time to time.

          1.5 "Collateral" shall mean all existing and after-acquired accounts and inventory of Obligor and all proceeds thereof, including without limitation:

               (a) All present and future accounts and all other rights to the payment of money whether or not yet earned, for services rendered or goods sold, consigned, leased or furnished by Obligor or otherwise, together with (i) all goods (including any returned, rejected, repossessed or consigned goods), the sale, consignment, lease or other furnishings of which shall have given or may give rise to any of the foregoing, (ii) all of Obligor's rights as a consignor, consignee, unpaid vendor or other lienor in connection therewith, including stoppage in transit, set-off, detinue, replevin and reclamation, (iii) all general intangibles, contract rights, instruments and documents related to any accounts, (iv) all guaranties, mortgages, security interests, assignments, and other encumbrances on real or personal property, leases and other agreements or property securing or relating to any accounts, (v) choses-in-action, claims and judgments related to any accounts, and (vi) all products and proceeds of any of the foregoing.

               (b) All present and future inventory (including but not limited to goods held for sale or lease or furnished or to be furnished under contracts for service, raw materials, work-in-process, finished goods and goods used or consumed in Obligor's business) whether owned, consigned or held on consignment, together with all merchandise, component materials, supplies, packing, packaging and shipping materials, and all returned, rejected or repossessed goods sold, consigned, leased or otherwise furnished by Obligor and all products and proceeds of any of the foregoing.

               (c) All present and future general ledger sheets, files, records, books of account, invoices, bills, certificates or documents of ownership, bills of sale, business papers, correspondence, credit files, tapes, cards, computer runs and all other data and data storage systems whether in the possession of Obligor or any service bureau relating to, generated in connection with, or evidencing any of the items referenced in (a) or (b) above.

          1.6 "Event of Default" shall include any and all events described in
Section 7 below.


          1.7 "Loan Agreement" shall mean that certain Loan Agreement dated December 2, 1993 among, inter alios, Bank and Obligor, as amended, including, without limitation, by Third Amendment and Modification to Loan Agreement of even date and as the same may hereafter be amended from time to time.

          1.8 "Loan Documents" shall mean all agreements, documents and instruments evidencing the Bank Indebtedness and all agreements, documents and instruments collateral thereto, together with all amendments, replacements, increases, renewals and modifications thereof or thereto, including without limitation this Agreement and the Loan Agreement.

     2. SECURITY INTEREST. Obligor grants to Bank a security interest in and lien on the Collateral.

     3. EFFECT OF GRANT. The security interests in and liens on the Collateral granted to Bank by Obligor hereunder shall not be rendered void by the fact that no Bank Indebtedness exists as of a particular date, but shall continue in full force and effect until all Bank Indebtedness has been paid in full, Bank has no agreement or commitment outstanding pursuant to which Bank may extend credit to or on behalf of Obligor and Bank has executed and delivered termination statements and/or releases of Bank with respect to the Collateral.

     4. OBLIGATIONS SECURED. The Collateral and the continuing security interests granted therein shall secure the Bank Indebtedness. IT IS THE EXPRESS INTENTION OF OBLIGOR THAT THE COLLATERAL SHALL SECURE ALL EXISTING AND FUTURE BANK INDEBTEDNESS.

     5. REPRESENTATIONS. Obligor hereby represents and warrants as follows, which representations and warranties shall be true and correct as of the date hereof and, unless disclosed to and approved by Bank, at the time of the creation of any Bank Indebtedness and until all Bank Indebtedness has been paid in full:

          5.1 Title to Collateral. The Collateral is and will be owned by Obligor free and clear of all liens and other encumbrances of any kind (including liens or other encumbrances upon properties acquired or to be acquired under conditional sales agreements or other title retention devices), excepting only liens in favor of the Bank and those certain liens and encumbrances expressly permitted under Section 5.9 of the Loan Agreement. Obligor will defend the Collateral against any claims of all persons or entities other than the Bank or a permitted lienholder.

          5.2 Governmental Consents. Except as described in Section 4.10 of the Loan Agreement, no consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of Obligor is required in connection with the execution, delivery or performance by Obligor of this Agreement or the consummation of the transactions contemplated hereby.

          5.3 Addresses. The portions of the Collateral which are tangible (corporeal) property and Obligor's books and records pertaining thereto will at all times be located at the addresses set forth on Schedule 5.3 attached hereto; or such other location determined by Obligor after prior notice to Bank and delivery to Bank of any items requested by Bank in its reasonable discretion to maintain perfection and priority of Bank's security interests and liens and access to Obligor's books and records.

          5.4 Inventory Warranties. With respect to inventory from time to time scheduled, listed or referred to in any certificate, statement or report prepared by or for Obligor and delivered to Bank, Obligor warrants and represents that (a) such inventory is located at the address or addresses listed on Schedule 5.3 attached hereto and is not in transit; (b) Obligor has good, indefeasible and merchantable title to such inventory and such inventory is not subject to any lien or security interest whatsoever except for the prior, perfected security interest granted to Bank and any liens expressly permitted under Section 5.9 of the Loan Agreement; (c) to Obligor's knowledge and except as disclosed to Bank in writing, such inventory is of good and merchantable quality, free from any defects; (d) such inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties; and (e) the completion of the manufacture and sale or other disposition of such inventory by Bank following an Event of Default shall not require the consent of any person and shall not constitute a breach or default under any contract or agreement to which the Obligor is a party or to which the inventory is subject.

                  5.5 Accounts Receivable Warranties. With respect to all accounts receivable from time to time scheduled, listed or referred to in any certificate, statement or report prepared by or for Obligor and delivered to Bank, Obligor warrants and represents that (a) the accounts are genuine, are in all material respects what they purport to be, and are not, except as disclosed and assigned to Bank in writing, evidenced by any chattel paper, note, instrument or judgment; (b) Obligor has good and marketable title to such accounts, except for liens expressly permitted under the Loan Agreement and, except as disclosed to Bank in writing, the accounts represent undisputed, bona fide transactions completed in accordance with the terms thereof and as represented to Bank; (c) to Borrower's knowledge, except as disclosed to Bank in writing, there are no setoffs, counterclaims or disputes existing or asserted with respect thereto and Obligor has not made any agreement with any account debtor for any deduction therefrom; (d) to Borrower's knowledge, except as disclosed to Bank in writing, there are no facts, events or occurrences which impair the validity or enforcement thereof or may reduce the amount payable thereunder as shown on any certificates, statements or reports prepared by or for Obligor and delivered to Bank, or on Obligor's books and records and all invoices and statements delivered to Bank with respect thereto; (e) to the best of Obligor's knowledge, all account debtors have the capacity to contract and are solvent; (f) the goods sold giving rise thereto are not subject to any lien, claim, encumbrance or security interest except that of Bank and except for liens expressly permitted under the Loan Agreement; (g) to the best of Obligor's knowledge, there are no proceedings or actions which are threatened or pending against any account debtor which might result in any material adverse change in such account debtor's financial condition; (h) the account is not an account with respect to which the account debtor is an affiliate of Obligor or a director, officer of employee of Obligor or its affiliates; (i) the account does not arise with respect to goods which have not been shipped or arise with respect to services which have not been fully performed and accepted as satisfactory by the account debtor; (j) the account is not an account with respect to which the account debtor's obligation to pay the account is conditional upon the account debtor's approval or is otherwise subject to any repurchase obligation or return right, as with sales made on a bill-and-hold, guaranteed sale, sale-and-return, or sale on approval basis; (k) to Borrower's knowledge, except as disclosed to Bank in writing, the amounts shown on the applicable certificates, statements, on Obligor's books and records and all invoices and statements which may be delivered to Bank with respect to such accounts are actually and absolutely owing to Obligor and are not in any way contingent; and (l) the accounts have not been sold, assigned or transferred to any other Person and no Person except Obligor has any claim thereto or (with the exception of the applicable account debtor) any claims to the goods sold.

          5.6 Accuracy of Representations and Warranties. No representation or warranty by Obligor contained herein or in any certificate or other document furnished by Obligor pursuant hereto or in connection herewith fails to contain any statement of material fact necessary to make such representation or warranty not misleading in light of the circumstances under which it was made. There is no fact which Obligor knows or should know and has not disclosed to Bank, which does or may materially and adversely affect Obligor, or any of its operations.

     6. COVENANTS. Obligor covenants and agrees that until the Bank Indebtedness have been paid in full, Obligor shall:

          6.1 Disposition of Assets. Not sell, lease, transfer or otherwise dispose of all, substantially all, or any material portion of the Collateral, except for sales of inventory in the ordinary course for fair consideration.

          6.2 Liens. Not create, incur or permit to exist any mortgage, pledge, encumbrance, lien, security interest or charge of any kind (including liens or charges upon properties acquired or to be acquired under conditional sales agreements or other title retention devices) on any of the Collateral, whether now owned or hereafter acquired, or upon any income or profits therefrom, except as permitted hereunder or under the Loan Documents.

          6.3 Insurance. Carry adequate insurance issued by responsible and financially sound insurers acceptable to Bank, in amounts acceptable to Bank (at least adequate to comply with any co-insurance provisions) and against all such liability and hazards as are usually carried by entities engaged in the same or a similar business similarly situated or as may be required by Bank in its reasonable discretion. Obligor will carry business interruption insurance in such amounts as may be required by Bank in its reasonable discretion. In the case of insurance on any of the Collateral Obligor shall carry insurance in the full insurable value thereof and cause Bank to be named as loss payee (with a lender's loss payable endorsement) with respect to all personal property, and additional insured with respect to all liability insurance, as its interests may appear with thirty (30) days' notice to be given Bank by the insurance carrier prior to cancellation or material modification of such insurance coverage.

     Obligor shall cause to be delivered to Bank the insurance policies therefor or in the alternative, evidence of insurance and at least thirty (30) business days prior to the expiration of any such insurance, additional policies or duplicates thereof or in the alternative, evidence of insurance evidencing the renewal of such insurance and payment of the premiums therefor. Obligor shall direct all insurers that in the event of any loss thereunder or the cancellation of any insurance policy, the insurers shall make payments for such loss and pay all returned or unearned premiums directly to Bank and not to Obligor and Bank jointly.

     In the event of any loss, Obligor will give Bank immediate notice thereof and Bank may make proof of loss whether the same is done by Obligor. Bank is granted a power of attorney by Obligor with full power of substitution to file any proof of loss in Obligor's or Bank's name, to endorse Obligor's name on any check, draft or other instrument evidencing insurance proceeds, and to take any action or sign any document to pursue any insurance loss claim. Such power being coupled with an interest is irrevocable.

     In the event of any loss, Bank, at its option, may (i) retain and apply all or any part of the insurance proceeds to reduce, in such order and amounts as Bank may elect the Bank Indebtedness, or (ii) disburse all or any part of such insurance proceeds to or for the benefit of Obligor for the purpose of repairing or replacing Collateral after receiving proof satisfactory to Bank of such repair or replacement, in either case without waiving or impairing the Bank Indebtedness or any provision of this Agreement. Any deficiency thereon shall be paid by Obligor to Bank upon demand. Obligor shall not take out any insurance without having Bank named as loss payee or additional insured thereon. Obligor shall bear the full risk of loss from any loss of any nature whatsoever with respect to the Collateral. Notwithstanding the foregoing, if no Event of Default has occurred and no event or circumstance exists which, upon the passage of time, delivery of notice or both would constitute any such Event of Default, Bank shall make insurance proceeds on the Collateral actually received by Bank available to Obligor if, as a result of Obligor's use of such proceeds, Bank receives replacement Collateral of the same type and value as those giving rise to the insurance proceeds or as Bank shall otherwise approve.

          6.4 Additional Documents and Future Actions. At its sole cost, take such actions and provide Bank from time to time with such agreements, financing statements and additional instruments, documents or information as the Bank may in its reasonable discretion deem necessary or advisable to perfect, protect and maintain the security interests in the Collateral, to permit Bank to protect its interest in the Collateral, or to carry out the terms of the Loan Documents. Obligor hereby authorizes and appoints Bank as its attorney-in-fact, with full power of substitution, to take such actions as Bank may deem advisable in its reasonable discretion to protect the Collateral and its interests thereon and its rights hereunder, to execute on Obligor's behalf and file at Obligor's expense financing statements, and amendments thereto, in those public offices deemed necessary or appropriate by Bank to establish, maintain and protect a continuously perfected security interest in the Collateral, and to execute on Obligor's behalf such other documents and notices as Bank may deem advisable in its reasonable discretion to protect the Collateral and its interests therein and its rights hereunder. Such power being coupled with an interest is irrevocable. Obligor irrevocably authorizes the filing of a carbon, photographic or other copy of this Agreement, or of a financing statement, as a financing statement and agrees that such filing is sufficient as a financing statement.

          6.5 Government Contracts. Promptly notify Bank if any of Obligor's accounts arise out of contracts with any department, agency or instrumentality of the United States or any State, Commonwealth or municipality and execute any instruments and take any steps required by Bank in order that all moneys due and to become due under any such contracts shall be assigned to Bank and notice thereof given to the United States under the Federal Assignment of Claims Act or any other applicable law, statute or regulation.

          6.6 Name or Address Change. Not change its name or address except upon thirty (30) days prior written notice to Bank and delivery to Bank of any items requested by Bank to maintain perfection and priority of Bank's security interests and access to Obligor's books and records.

          6.7 Inspections. Permit officers of Bank, or such persons as any of them may designate, to visit and inspect any of the properties of Obligor, examine (either by Bank's employees or by independent accountants) any of the Collateral or other assets of Obligor, including the books of account of Obligor, and discuss the affairs, finances and accounts of Obligor with its officers and with its independent accountants, at such times as Bank may desire. Prior to the occurrence of an Event of Default, Bank shall conduct such visits and inspections during normal business hours and after prior notice to Obligor.

          6.8 Requested Information. With reasonable promptness, deliver to Bank all financial information in respect of the condition, operation and affairs of Obligor and the Collateral as Bank may reasonably request from time to time.

     7. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an event of default hereunder:

          7.1 The occurrence of any Event of Default under the Loan Agreement or any of the other Loan Documents;

          7.2 The failure of Obligor to duly perform or observe any obligation, covenant or agreement on its part contained herein which is not cured within any applicable grace or cure period under the Loan Agreement;

          7.3 Any representation or warranty of Obligor contained herein is discovered to be untrue in any material respect or any statement, certificate or data furnished by Obligor pursuant hereto is discovered to be untrue in any material respect as of the date as of which the facts therein set forth are stated or certified; and/or

          7.4 Any material uninsured damage to, or loss, theft, or destruction of, any of the Collateral occurs.

     8. REMEDIES OF BANK.

          8.1 Remedies. At the option of the Bank, upon the occurrence of an Event of Default, or at any time thereafter:

               (a) The entire unpaid principal of the Bank Indebtedness, or any part thereof, all interest accrued thereon, all fees due hereunder and all other obligations of Obligor to Bank hereunder or under any other agreement, note or otherwise arising will become immediately due and payable without any further demand or notice;

               (b) Bank may enter the premises occupied by Obligor and take possession of the Collateral and any records relating thereto; and/or

               (c) Bank may exercise each and every right and remedy granted to it under the Loan Documents, under the Code and under any other applicable law or at equity.

          8.2 Sale or Other Disposition of Collateral. The sale, lease or other disposition of the Collateral, or any part thereof, by Bank after an Event of Default may be for cash, credit or any combination thereof, and Bank may purchase all or any part of the Collateral at public or, if permitted by law, private sale, and in lieu of actual payment of such purchase price, may set-off the amount of such purchase price against the Bank Indebtedness then owing. Any sales of the Collateral may be adjourned from time to time with or without notice. The Bank may cause the Collateral to remain on Obligor's premises or otherwise or to be removed and stored at premises owned by other persons, at Obligor's expense, pending sale or other disposition of the Collateral. Obligor, at Bank's request, shall assemble the Collateral consisting of inventory and tangible assets and make such assets available to Bank at a place to be designated by Bank. Bank shall have the right to conduct such sales on Obligor's premises, at Obligor's expense, or elsewhere, on such occasion or occasions as Bank may see fit. Any notice required to be given by Bank of a sale, lease or other disposition or other intended action by Bank with respect to any of the Collateral which is deposited in the United States mail, postage prepaid and duly addressed to Obligor at the address specified in Section 11 below, at least five (5) business days prior to such proposed action, shall constitute fair and reasonable notice to Obligor of any such action. The net proceeds realized by Bank upon any such sale or other disposition, after deduction for the expenses of retaking, holding, storing, transporting, preparing for sale, selling or otherwise disposing of the Collateral incurred by Bank in connection therewith and all other reasonable costs and expenses related thereto including reasonable attorney fees, shall be applied in such order as Bank, in its sole discretion, elects, toward satisfaction of the Bank Indebtedness. Bank shall account to Obligor for any surplus realized upon such sale or other disposition, and Obligor shall remain liable for any deficiency. The commencement of any action, legal or equitable, or the rendering of any judgment or decree for any deficiency shall not affect

Bank's security interest in the Collateral. Obligor agrees that Bank has no obligation to preserve rights to the Collateral against any other parties. Bank is hereby granted a license or other right to use, after an Event of Default, without charge, Obligor's labels, general intangibles, intellectual property, equipment, real estate, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale and selling any inventory or other Collateral and Obligor's rights under all contracts, licenses, leases and franchise agreements shall inure to Bank's benefit. Bank shall be under no obligation to marshall any assets in favor of Obligor or any other party or against or in payment of any or all of the Bank Indebtedness.

          8.3 Actions with Respect to Accounts. Obligor hereby irrevocably makes, constitutes and appoints Bank (and any of Bank's designated officers, employees or agents) as Obligor's true and lawful attorney-in-fact, with full power of substitution, with power to sign Obligor's name and to take any of the following actions, in Obligor's name or the name of Bank, as Bank may determine in its reasonable discretion, without notice to Obligor and at Obligor's expense:

               (a) Verify the validity and amount of or any other matter relating to the Collateral by mail, telephone, telecopy or otherwise;

               (b) Upon the occurrence of an Event of Default, notify all account debtors that Obligor's accounts have been assigned to Bank and that Bank has a security interest therein;

               (c) Upon the occurrence of an Event of Default, direct all account debtors to make payment of all Obligor's accounts directly to Bank and forward invoices directly to such account debtors;

               (d) Upon the occurrence of an Event of Default, take control in any manner of any cash or non-cash items of payment or proceeds of such accounts;

               (e) Upon the occurrence of an Event of Default, notify the United States Postal Service to change the address for delivery of mail addressed to Obligor to such address as Bank may designate;

               (f) Upon the occurrence of an Event of Default, have access to any lockbox or postal boxes into which Obligor's mail is deposited and receive, open and dispose of all mail addressed to Obligor;

               (g) Upon the occurrence of an Event of Default, take control in any manner of any rejected, returned, stopped in transit or repossessed goods relating to any accounts;

               (h) Upon the occurrence of an Event of Default, enforce payment of and collect any accounts, by legal proceedings or otherwise, and for such purpose Bank may:

                    (1) Demand payment of any accounts or direct any account debtors to make payment of accounts directly to Bank;

                    (2) Receive and collect all monies due or to become due to Obligor;

                    (3) Exercise all of Obligor's rights and remedies with respect to the collection of accounts;

                    (4) Settle, adjust, compromise, extend, renew, discharge or release the accounts;

                    (5) Sell or assign the accounts on such terms, for such amount and at such times as Bank deems advisable;

                    (6) Prepare, file and sign Obligor's name or names on any Proof of Claim or similar document in any proceeding filed under federal or state bankruptcy, insolvency, reorganization or other similar law as to any account debtor;

                    (7) Prepare, file and sign Obligor's name or names on any Notice of Lien, Claim of Mechanic's Lien, Assignment or Satisfaction of Lien or Mechanic's Lien or similar document in connection with the Collateral;

                    (8) Endorse the name of Obligor upon any chattel papers, documents, instruments, invoices, freight bills, bills of lading or similar documents or agreements relating to the accounts or goods pertaining thereto or upon any checks or other media of payment or evidences of a security interest that may come into Bank's possession;

                    (9) Sign the name of Obligor to verifications of accounts and notices thereof sent by account debtors to Obligor; or

                    (10) Take all other actions necessary or desirable, as determined by Bank in its reasonable discretion, to protect Obligor's or Bank's interest in the accounts.

Obligor ratifies and approves all acts of said attorneys and agrees that said attorneys shall not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law, except willful misconduct or gross negligence. This power, being coupled with an interest, is irrevocable. Obligor agrees to assist the Bank in the collection and enforcement of its accounts and not to hinder, delay or impede the Bank on its collection or enforcement of said accounts.

          8.4 Set-Off. Without limiting the rights of Bank under applicable law, Bank has and may exercise a right of set-off, a lien against and a security interest in all property of Obligor now or at any time in Bank's possession in any capacity whatsoever, including but not limited to any balance of any deposit, trust or agency account, or any other bank account with Bank, but expressly including any separate segregated account containing contributions to an employee retirement plan or payments for federal withholding taxes, as security for all obligations of Obligor to Bank under the Loan Documents or otherwise. At any time and from time to time following the occurrence of an Event of Default, Bank may without notice or demand, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Bank to or for the credit of Obligor against any or all of the Bank Indebtedness and the Obligor's obligations under the Loan Documents.

     If any bank account of Obligor with Bank is attached or otherwise liened or levied upon by any third party, Bank need not await the running of any applicable grace period hereunder, but Bank shall have and be deemed to have the immediate right of set-off and may apply the funds or amount thus set-off against Obligor's obligations to the Bank.

          8.5 Delay or Omission Not Waiver. Neither the failure nor any delay on the part of Bank to exercise any right, remedy, power or privilege under the Loan Documents upon the occurrence of any Event of Default or otherwise shall operate as a waiver thereof or impair any such right, remedy, power or privilege. No waiver of any Event of Default shall affect any later Event of Default or shall impair any rights of Bank. No single, partial or full exercise of any rights, remedies, powers and privileges by the Bank shall preclude further or other exercise thereof. No course of dealing between Bank and Obligor shall operate as or be deemed to constitute a waiver of Bank's rights under the Loan Documents or affect the duties or obligations of Obligor.

          8.6 Remedies Cumulative; Consents. The rights, remedies, powers and privileges provided for herein shall not be deemed exclusive, but shall be cumulative and shall be in addition to all other rights, remedies, powers and privileges in Bank's favor at law or in equity. Whenever the Bank's consent or approval is required or permitted, such consent or approval shall be at the sole and absolute discretion of Bank.

     9. CERTAIN FEES, COSTS, EXPENSES AND EXPENDITURES. Obligor agrees to pay on demand all reasonable costs and expenses of Bank, including without limitation:

          9.1 All costs and expenses in connection with the preparation, review, negotiation, execution, delivery and administration of the Loan Documents, and the other documents to be delivered in connection therewith, or any amendments, extensions and increases to any of the foregoing (including, without limitation, reasonable attorney's fees and expenses, and the cost of appraisals and reappraisals of Collateral), and the cost of periodic lien searches and tax clearance certificates, as Bank deems advisable;

          9.2 All losses, costs and expenses in connection with the enforcement, protection and preservation of the Bank's rights or remedies under the Loan Documents, or any other agreement relating to any Obligations, or in connection with legal advice relating to the rights or responsibilities of Bank (including without limitation court costs, reasonable attorney's fees and expenses of accountants and appraisers); and

          9.3 Any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of the Loan Documents, and all liabilities to which Bank may become subject as the result of delay in paying or omission to pay such taxes.

     In the event Obligor shall fail to pay taxes, insurance, assessments, costs or expenses which it is required to pay hereunder, or fails to keep the Collateral free from security interests or lien (except as expressly permitted herein), or fails to maintain or repair the Collateral as required hereby, or otherwise breaches any obligations under the Loan Documents, Bank in its reasonable discretion, may make expenditures for such purposes and the amount so expended (including reasonable attorney's fees and expenses, filing fees and other charges) shall be payable by Obligor on demand and shall constitute part of the Bank Indebtedness.

     In the event any action at law or in equity in connection with the Loan Documents, the Bank Indebtedness or matters collateral thereto is terminated adverse to Obligor, Obligor will pay all attorneys' fees and legal costs incurred by Bank in connection with such actions.

     With respect to any amount required to be paid by Obligor under this Section, in the event Obligor fails to pay such amount on demand, Obligor shall also pay to Bank interest thereon at the default rate set forth in Section 2.2 of the Loan Agreement. Obligor's obligations under this Section shall survive termination of this Agreement.

     10. TIME IS OF THE ESSENCE. Time is of the essence in Obligor's performance of its obligations under the Loan Documents.

     11. COMMUNICATIONS AND NOTICES. All notices, requests and other communications made or given in connection with this Agreement shall be in writing and, unless receipt is stated herein to be required, shall be deemed to have been validly given if delivered personally to the individual or division or department to whose attention notices to a party are to be addressed, or by private carrier, telecopy (with original forwarded by first class mail), or registered or certified mail, return receipt requested, in all cases with postage prepaid, addressed as follows, until some other address (or individual or division or department for attention) shall have been designated by notice given by one party to the other:

         To Obligor:

                  Liberty Imaging Systems, Inc.
                  555 North Lane, Suite _____
                  Conshohocken, PA 19428
                  Attention:  Daniel G. Clare, Vice President-Finance
                                                and Chief Financial Officer
                  Telecopy Number: (610) 834-0346

         With a copy to:

                  Pepper, Hamilton & Scheetz
                  1235 Westlakes Drive, Suite 400
                  Berwyn, PA 19312
                  Attention:   James D. Rosener, Esquire
                  Telecopier:  (610) 640-7835

         To Bank:

                  First Union National Bank
                  123 South Broad Street, PA1310
                  Philadelphia, PA  19109
                  Attention:  Suzanne S. Storm, Senior Vice President
                  Telecopier: (215) 985-3555

         With a copy to:

                  Wolf, Block, Schorr and Solis-Cohen
                  350 Sentry Parkway, Building 640
                  P.O. Box 3038
                  Blue Bell, Pennsylvania  19422
                  Attention:   Katherine F. Bastian, Esquire
                  Telecopier:  (610) 238-0305 or 238-0374

     12. LIMITATION ON LIABILITY. Obligor shall be responsible for and Bank is hereby released from any claim or liability in connection with:

          12.1 Safekeeping any Collateral;

          12.2 Any loss or damage to any Collateral;

          12.3 Any diminution in value of the Collateral; or

          12.4 Any act or default of another person or entity.

     Bank shall only be liable for any act or omission on its part constituting willful misconduct or gross negligence. In the event that Bank breaches its required standard of conduct, Obligor agrees that its liability shall be only for direct damages suffered and shall not extend to consequential or incidental damages. In the event Obligor brings suit against Bank in connection with the transactions contemplated hereunder and Bank is found not to be liable, Obligor will indemnify and hold Bank harmless from all costs and expenses, including attorney's fees, incurred by Bank in connection with such suit. Nothing contained herein, however, relieves Bank from any obligation, if any, imposed on a secured creditor under the Code with respect to safekeeping of collateral.

     13. WAIVERS. In connection with any proceedings hereunder or in connection with any of the Bank Indebtedness, including without limitation any action by Bank in replevin, foreclosure or other court process or in connection with any other action related to the Bank Indebtedness or the transactions contemplated hereunder, Obligor waives:

          13.1 all errors, defects and imperfections in such proceedings;

          13.2 all benefits under any present or future laws exempting any property, real or personal, or any part of any proceeds thereof from attachment, levy or sale under execution, or providing for any stay of execution to be issued on any judgment recovered in connection with the Bank Indebtedness or in any replevin or foreclosure proceeding, or otherwise providing for any valuation, appraisal or exemption;

          13.3 all rights to inquisition on any real estate, which real estate may be levied upon pursuant to a judgment obtained in connection with any of the Bank Indebtedness and sold upon any writ of execution issued thereon in whole or in part, in any order desired by Bank;

          13.4 presentment for payment, demand, notice of demand, notice of non-payment, protest and notice of protest of any of the Bank Indebtedness;

          13.5 any requirement for bonds, security or sureties required by statute, court rule or otherwise;

          13.6 any demand for possession of Collateral prior to commencement of any suit; and

          13.7 all rights to claim or recover attorney's fees and costs in the event that Obligor is successful in any action to remove, suspend or enforce a judgment entered by confession.

     14. EXCLUSIVE JURISDICTION. Obligor hereby consents to the exclusive jurisdiction of any state or federal court located within the Commonwealth of Pennsylvania, and irrevocably agrees that, subject to the Bank's election, all actions or proceedings relating to the Loan Documents or the transactions contemplated hereunder shall be litigated in such courts, and Obligor waives any objection which it may have based on improper venue or forum non conveniens to the conduct of any proceeding in any such court and waives personal service of any and all process upon it, and consents that all such service of process be made by mail or messenger directed to it at the address set forth in Section 11. Nothing contained in this Section 14 shall affect the right of Bank to serve legal process in any other manner permitted by law or affect the right of Bank to bring any action or proceeding against Obligor or its property in the courts of any other jurisdiction.

     15. MISCELLANEOUS PROVISIONS.

          15.1 Severability. The provisions of this Agreement and all other Loan Documents are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

          15.2 Headings. The headings of the Articles, Sections, paragraphs and clauses of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

          15.3 Binding Effect. This Agreement and all rights and powers granted hereby will bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

          15.4 Amendment. No modification of this Agreement or any of the Loan Documents shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

          15.5 Governing Law. This Agreement has been made, executed and delivered in the Commonwealth of Pennsylvania and will be construed in accordance with and governed by the laws of such Commonwealth.

          15.6 No Third Party Beneficiaries. The rights and benefits of this Agreement and the Loan Documents shall not inure to the benefit of any third party.

          15.7 Exhibits and Schedules. All exhibits and schedules attached hereto are hereby made a part of this Agreement.

          15.8 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

          15.9 No Joint Venture. Nothing contained herein is intended to permit or authorize Obligor to make any contract on behalf of Bank, nor shall this Agreement be construed as creating a partnership, joint venture or making Bank an investor in Obligor.

          15.10 Filing of Financing Statements. Copies or reproductions of this document or of any financing statement may be filed as a financing statement.

          15.11 Waiver of Right to Trial by Jury. OBLIGOR AND BANK WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF OBLIGOR WITH RESPECT TO THIS AGREEMENT OR ANY OTHER

DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. OBLIGOR AND BANK AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF OBLIGOR AND BANK TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     IN WITNESS WHEREOF, the undersigned has executed this Security Agreement on the date first above written.

                           LIBERTY IMAGING SYSTEMS, INC.


                           By: /s/ Daniel G. Clare
                               ----------------------------------------
                               Daniel G. Clare, Vice President and Secretary




     Bank hereby joins in this Agreement for the sole purpose of ratifying and confirming its consent to the provisions contained in Section 5.11 above.

                           FIRST UNION NATIONAL BANK


                           By: /s/ Suzanne S. Storm
                               ----------------------------------------
                               Suzanne S. Storm, Senior Vice President

                         NAMES AND ADDRESSES OF OBLIGOR




                     555 North Lane, Conshohocken, PA 19428


































                                  SCHEDULE 5.3
                                       TO
                               SECURITY AGREEMENT